UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

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CME GROUP INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF 2021 ANNUAL MEETING OF SHAREHOLDERS

Meeting Information

Date and Time

Wednesday, May 5, 2021

10:00 a.m. Central Time

Virtual Meeting Access

www.virtualshareholdermeeting.com/CME2021

(Questions may by submitted in advance to annualmeeting@cmegroup.com)

Record Date

March 8, 2021

March 18, 2021

Dear Shareholder:

It is our pleasure to invite you to attend the 2021 annual meeting of shareholders of CME Group Inc. The meeting will be held on Wednesday, May 5, 2021, at 10:00 a.m. Central Time and will be conducted as a virtual meeting of shareholders by means of a live webcast. You will be able to attend the annual meeting as well as vote and submit your questions during the live webcast of the meeting by visiting www.virtualshareholdermeeting.com/CME2021 and entering the 16-digit control number included in the Notice of Internet Availability of Proxy Materials, on your proxy card or in the instructions that accompanied your proxy materials.

Shareholders will vote on the following items:

Item 1: To elect seventeen directors that we refer to as “Equity directors.”

Item 2: To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2021.

Item 3: To approve, by advisory vote, the compensation of our named executive officers.

Item 4: To elect three Class B-1 directors, two Class B-2 directors and one Class B-3 director.

Your vote is important. You are eligible to vote if you were a shareholder of record at the close of business on March 8, 2021. Whether or not you plan to attend the annual meeting, we encourage you to read this proxy statement and vote your shares as soon as possible.

A list of shareholders entitled to vote at the annual meeting will be available for shareholders as of the record date upon request by sending an email to annualmeeting@cmegroup.com. The list will also be accessible during the annual meeting by visiting www.virtualshareholdermeeting.com/CME2021 and entering the 16-digit control number included in the Notice of Internet Availability of Proxy Materials, on your proxy card or in the instructions that accompanied your proxy materials.

We appreciate your continued confidence in our company and look forward to your joining us virtually on May 5, 2021.

By order of the board of directors,

Terrence A. Duffy Chairman and Chief Executive Officer	Kathleen M. Cronin Senior Managing Director, General Counsel & Corp. Secretary

Summary Information

This summary highlights key elements of our proxy statement. For more complete information, you should review the entire proxy statement along with our Annual Report.

BUSINESS HIGHLIGHTS

As the ongoing global COVID-19 pandemic created an environment of extreme uncertainty and market volatility, CME Group remained highly focused on helping our clients manage risk in every major investible asset class – across futures, options, cash and OTC markets. CME Group averaged 19.1 million contracts per day, including record volumes in equity index and metals product lines, as well as record volumes transacted by clients outside the United States. Despite the challenging environment, we continued to launch new products, product extensions, services and analytical tools to provide capital and operational efficiencies to our market participants across the globe. Our global employee base transitioned to an almost entirely remote workforce, ensuring the resilience of our markets and continuing to deliver on commitments to our clients. For the year ended December 31, 2020, we reported revenue of approximately $4.9 billion and operating income of approximately $2.6 billion. We also attained run rate synergies of $140 million related to our acquisition of NEX Group, which was in excess of our target of $110 million.

The following are key performance metrics from 2020:

Annual Average Daily Volume	Aggregate Value of Declared Dividends	Record CME Globex Average Daily Volume Originating Outside U.S.

19.1 million contracts	$2.1 billion	5.3 million contracts

For a more detailed discussion on our financial performance, see our Annual Report.

ANNUAL MEETING PROPOSALS AND VOTING RECOMMENDATIONS

Proposal	Voting Recommendation
Item 1: Election of Equity directors	FOR each of the nominees
Item 2: Ratification of Ernst & Young as our Auditors	FOR
Item 3: Approval, by advisory vote, of the compensation of our named executive officers	FOR
Item 4:
Election of Class B-1 Directors	FOR all of the Class B-1 nominees
Election of Class B-2 Directors	FOR any two of the four Class B-2 nominees
Election of Class B-3 Directors	FOR the one Class B-3 nominee

Notice of Annual Meeting of Shareholders and 2021 Proxy Statement	1

General Information About the Meeting

WHEN AND WHERE IS THE ANNUAL MEETING?

To support the health and well-being of our employees and our shareholders, the annual meeting of shareholders of CME Group will be held virtually on Wednesday, May 5, 2021 at 10:00 a.m. Central Time at www.virtualshareholdersmeeting.com/CME2021.

WHO MAY ATTEND THE VIRTUAL ANNUAL MEETING?

You are entitled to attend the virtual annual meeting if you were a shareholder as of March 8, 2021. If you plan to attend the virtual meeting, you will need to visit www.virtualshareholdermeeting.com/CME2021 and use your 16-digit control number provided in the Notice of Internet Availability of Proxy Materials (Notice), on your proxy card or in the instructions that accompanied your proxy materials to log into the meeting.

If you do not have a 16-digit control number, you may still attend the meeting as a guest in listen-only mode. We encourage shareholders to log into the website and access the webcast early, beginning approximately 15 minutes before the annual meeting’s 10:00 a.m. Central Time start time. If you experience technical difficulties, please contact the technical support telephone number posted on www.virtualshareholdermeeting.com/CME2021.

WILL I BE ABLE TO ASK QUESTIONS IN THE VIRTUAL ANNUAL MEETING?

Shareholders of record and proxy holders who provide their 16-digit control number will be able to participate in the annual meeting by asking questions and voting their shares online as outlined below.

To submit questions during the meeting, shareholders must log into the virtual meeting website with their 16-digit control number, type the question into the “Ask a Question” field, and click “Submit”.

Only shareholders with a valid control number will have access to ask questions during the meeting. Questions pertinent to meeting matters will be answered during the meeting as time allows. If we receive substantially similar written questions, we may group such questions together and provide a single response to avoid repetition and allow time for additional questions. Any questions not answered due to time limitations will be followed up after the meeting.

We encourage you to submit your questions in advance of the meeting via annualmeeting@cmegroup.com. Please include your name and the number of shares you own of CME Group as of the record date.

WHAT PROPOSALS ARE THE CLASS A AND CLASS B SHAREHOLDERS BEING ASKED TO VOTE ON, COLLECTIVELY AS A SINGLE CLASS?

Holders of all classes of Class A and Class B common stock of CME Group (voting together as a single class) are being asked to vote on the following:

•	Item 1: The election of seventeen Equity directors.

•	Item 2: The ratification of the appointment of Ernst & Young as our independent registered public accounting firm for 2021.

•	Item 3: An advisory vote on the compensation of our named executive officers, referred to as the “say-on-pay” proposal.

WHAT PROPOSALS ARE THE CLASS B SHAREHOLDERS BEING ASKED TO VOTE ON?

Under Item 4, our Class B shareholders are being asked to vote on the following:

•	Class B-1 Shareholders: The election of three Class B-1 directors.

•	Class B-2 Shareholders: The election of two Class B-2 directors.

•	Class B-3 Shareholders: The election of one Class B-3 director.

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General Information About the Meeting (Continued)

WHO IS ENTITLED TO VOTE?

You may vote if you owned shares of Class A or Class B common stock of CME Group as of the close of business on March 8, 2021, the record date for the annual meeting. The number of shares outstanding of each of our classes of common stock as of March 8, 2021 was as follows:

Class	Shares Outstanding
Class A	359,053,058
Class B-1	625
Class B-2	813
Class B-3	1,287
Class B-4	413

There were 5,849 holders of record of our Class A common stock and 1,566 holders of record of our Class B common stock on such date.

All shares of Class A and Class B common stock are entitled to one vote per share. Class A and Class B shareholders will vote together as a single class on all Items, except for Item 4. The respective class of Class B shares will vote as a single class in regards to Item 4.

HOW DO I VOTE?

Shareholders of record (shareholders having an account at Computershare, our transfer agent) have the following ways to cast their vote:

•	Via Internet—You can vote over the Internet by following the instructions provided in the Notice. You may vote until 10:59 p.m., Central Time, on Tuesday, May 4, 2021.

•	By mail—If you requested to receive printed proxy materials, you can vote by mail pursuant to instructions provided on the proxy card. Be sure to allow sufficient time for delivery.

•

By calling 1-800-690-6903 (owners of Class A shares only)—You will need to reference your control number when voting. You may vote until 10:59 p.m., Central Time, on Tuesday, May 4, 2021. Because certain of the Class B proposals are contested, automated telephone voting will not be available for Class B shareholders.

•

By attending the virtual meeting—You may vote during the virtual annual meeting by logging into the meeting website at www.virtualshareholdermeeting.com/CME2021. You will need the 16-digit control number provided in the Notice or on your proxy card that accompanied your proxy materials in order to vote during the virtual meeting.

For holders in street name (shareholders holding through a bank or broker), your proxy materials include a voting instruction form from the institution holding your shares. The availability of internet or telephone voting will depend upon the institution’s voting processes. You may also vote online during the virtual annual meeting if you obtain a legal proxy from the institution holding your shares. Please contact the institution holding your shares for more information.

CAN I VOTE DURING THE VIRTUAL ANNUAL MEETING?

Shareholders of record may vote during the virtual annual meeting by logging into the meeting website at www.virtualshareholdermeeting.com/CME2021 You will need the 16-digit control number provided in the Notice or on your proxy card in order to vote during the virtual meeting.

If you are the beneficial owner of shares held in street name, you should refer to the voting instructions provided by your brokerage firm, bank, or other holder of record. Beneficial owners, other than plan participants as outlined above, may also attend and vote online during the annual meeting.

We encourage you to vote your shares prior to the meeting, even if you plan to attend the virtual annual meeting.

Notice of Annual Meeting of Shareholders and 2021 Proxy Statement	3

General Information About the Meeting (Continued)

WHAT IS A SHAREHOLDER OF RECORD?

A shareholder of record or registered shareholder is a shareholder whose ownership of CME Group stock is reflected directly on the books and records of our transfer agent, Computershare. If you hold stock through a bank, broker or other intermediary, you hold your shares in street name and are not a shareholder of record. For shares held in street name, the record owner of your shares is your bank, broker or other intermediary. We only have access to ownership records for the registered shares.

HOW ARE PROXY MATERIALS BEING DISTRIBUTED?

We are taking advantage of SEC rules that allow us to furnish proxy materials to our shareholders via the Internet through the mailing of the Notice instead of mailing printed copies. Most of our shareholders will not receive printed copies of the proxy materials unless they request them.

The Notice was mailed on or around March 18, 2021. The Notice provides instructions on how you may vote your shares over the Internet. If you would like to receive paper copies or electronic copies of our proxy materials, you may follow the instructions in the Notice. Those who previously requested printed proxy materials or electronic materials on an ongoing basis will receive those materials as requested.

The Notice includes the 16-digit control number for purposes of being able to vote and ask questions during the virtual annual meeting.

WHAT DOES IT MEAN IF I RECEIVED MORE THAN ONE NOTICE, OR SET OF PROXY MATERIALS?

This means you have multiple accounts holding CME Group shares. Shares with different registrations cannot be combined and as a result, you may receive more than one Notice or set of proxy materials. For example, shares held through your broker cannot be combined with shares held at our transfer agent, Computershare. Additionally, our Class B shares are not combined with our Class A shares.

If you receive more than one Notice, you must vote each to ensure that all classes of shares you own are voted.

WHY DID MEMBERS OF MY HOUSEHOLD ONLY RECEIVE ONE SET OF PROXY MATERIALS BUT MORE THAN ONE PROXY?

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement or Notice addressed to those shareholders. This process, which is commonly referred to as “house-holding,” potentially means extra convenience for shareholders and cost savings for companies. As the company has adopted this procedure, a single set of proxy materials or Notice will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholder.

If you participate in house-holding and wish to receive separate copies of the Notice or, if applicable, the proxy materials, please go to www.computershare.com/investor. After the login, go to “My Profile” and select “Communication Preference” to choose your preferred method of delivery.

Beneficial shareholders can request information about house-holding from their banks, brokers or other holders of record.

WHAT IF I RETURN MY PROXY BUT DO NOT PROVIDE VOTING INSTRUCTIONS?

If you sign and date the proxy without indicating your instructions on how to vote your shares, the proxies will vote your shares as follows:

•	“FOR” the election of the seventeen Equity director nominees.

•	“FOR” the appointment of Ernst & Young as our independent registered public accounting firm for 2021.

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General Information About the Meeting (Continued)

•	“FOR” the approval of the compensation of our named executive officers, on an advisory basis, as described in this proxy statement.

•	“FOR” all three of the Class B-1 nominees.

•	“ABSTAIN” from voting for the Class B-2 nominees, if applicable.

•	“FOR” the one Class B-3 nominee.

If any other matter is presented at the annual meeting, the proxies will vote in accordance with their best judgment. At the time this proxy statement went to press, we knew of no matters to be addressed at the annual meeting beyond those described in this proxy statement.

CAN I CHANGE MY MIND AFTER I VOTE?

For shareholders of record: You may change or revoke your vote by emailing annualmeeting@cmegroup.com and including your name and indicating that you wish to change or revoke your vote. You may also change or revoke your vote by submitting a subsequent vote electronically, by telephone or at the virtual annual meeting.

For holders in street name: You may change or revoke your voting instructions by following the specific directions provided to you by your bank, broker or intermediary.

Your most recent vote is the one that is counted.

IS MY VOTE CONFIDENTIAL?

The vote of a particular shareholder will be kept confidential, except as necessary to allow the inspectors of election to certify the voting results or to meet legal requirements. Written comments may be provided by Broadridge to our Corporate Secretary, Kathleen M. Cronin, with the name and address of the shareholder. Each comment will be provided without reference to the vote of the shareholder, unless the vote is mentioned in the comment or unless disclosure of the vote is necessary to understand the comment.

HOW ARE VOTES COUNTED?

For us to conduct the annual meeting, a minimum number of votes entitled to be cast by the holders of all outstanding common stock as of March 8, 2021, must be present at the meeting, either virtually or represented by proxy. This is referred to as a quorum.

For proposals brought before the holders of all classes of common stock, voting together without regard to class, at least one-third of the votes entitled to be cast by such holders must be present at the meeting, either virtually or represented by proxy, to establish a quorum.

For proposals brought before the holders of Class B-1, Class B-2 and Class B-3 common stock, each voting separately as a class, at least one-third of the votes entitled to be cast by the holders of each such class must be present at the meeting, either virtually or represented by proxy, to establish a quorum. See page 35 for additional information on the quorum requirement for Item 4.

Proxies marked “withhold” or “abstain” are counted as present for establishing a quorum. Additionally, because we have one routine item on the agenda — the ratification of our independent registered public accounting firm — “broker non-votes” received on the other proposals also will be counted for purposes of establishing a quorum for proposals brought before the holders of all classes of common stock, voting together without regard to class. A broker non-vote occurs when a broker does not vote on a proposal because the broker does not have discretionary voting power for that particular proposal under applicable stock exchange requirements and has not received instructions from the beneficial owner.

Notice of Annual Meeting of Shareholders and 2021 Proxy Statement	5

General Information About the Meeting (Continued)

To ensure there will be a quorum for all proposals to be voted on, please vote before the annual meeting and allow your shares to be represented at the meeting by your proxies. Voting before the annual meeting will not prevent you from voting online at the virtual meeting. If you vote online at the meeting, your previous vote will be revoked automatically.

HOW MANY VOTES ARE REQUIRED FOR APPROVAL FOR EACH PROPOSAL?

Assuming that a quorum is present for the particular proposal, the following describes the votes required to approve each proposal.

Item 1: Seventeen Equity directors have been nominated for election at the annual meeting. Our bylaws require that, in uncontested elections, each Equity director be elected by the majority of votes cast with respect to such director. This means that the number of shares voted “for” an Equity director nominee must exceed the number of votes cast “against” that nominee in order for that nominee to be elected. Only votes “for” or “against” are counted as votes cast with respect to an Equity director election. Abstentions and broker non-votes will have no effect. If a nominee who currently is serving as a director does not receive the affirmative vote of at least a majority of the votes cast, Delaware law provides that the director would continue to serve on the board as a “holdover director.” However, under our corporate governance principles, each holdover director is required to tender his or her resignation to the board. Under the principles, the nominating and governance committee shall make a recommendation to the board as to whether to accept or reject the tendered resignation, or whether other action should be taken. The nominating and governance committee and the board, in making their decisions, may consider any factor or other information that they deem relevant. The board shall act on the tendered resignation, taking into account the nominating and governance committee’s recommendation, and shall publicly disclose its decision regarding the resignation within ninety (90) days after the results of the election are certified. If the resignation is not accepted, the director will continue to serve until the next annual meeting of shareholders and until the director’s successor is elected.

Items 2 and 3: The affirmative vote of a majority of the shares of our Class A and Class B common stock present at the meeting, either virtually or represented by proxy, and entitled to vote on the matter is necessary for approval. Abstentions will have the same effect as a vote “against” an item. Because Item 2 is considered a “routine” matter, broker non-votes are not expected to occur with respect to that item. Broker non-votes will have no effect on Item 3.

Item 4: The three nominees for Class B-1 director, the two nominees for Class B-2 director and the one nominee for Class B-3 director receiving the highest number of “for” votes will be elected. Abstentions will have no effect on these items because they are not considered votes cast. All Class B shares are held in registered form.

WHO PAYS FOR THE SOLICITATION OF PROXIES?

The solicitation is being conducted by CME Group, which pays for the cost of soliciting proxies. Proxies will be solicited on behalf of the board of directors. This solicitation is being made by mail and over the Internet, but also may be made by telephone or in person. We have hired D.F. King for $14,000, plus out-of-pocket expenses, to assist in the solicitation. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their out-of-pocket expenses for sending proxy materials to shareholders and obtaining their vote.

Nominees for Class B directors may send out a written letter as part of their solicitation to our shareholders. CME Group facilitates the mailing and distribution of such letters. From time to time, third parties may assist the Class B nominees in their solicitation efforts, including making calls on their behalf. Such third parties must agree to our campaigning procedures. In this election, no consideration was provided in connection with these arrangements.

WHEN ARE SHAREHOLDER PROPOSALS DUE FOR THE 2022 ANNUAL MEETING?

To be considered for inclusion in the 2022 proxy statement, shareholder proposals must be received no later than November 18, 2021. You should be aware that your proposal must comply with the SEC regulations regarding inclusion of shareholder proposals in company-sponsored proxy materials.

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General Information About the Meeting (Continued)

Similarly, in order for you to raise a proposal from the floor during next year’s meeting, we must have timely received written notice of the proposal. In accordance with our bylaws, to be timely, a shareholder’s notice must be delivered to our Corporate Secretary not earlier than the close of business on January 5, 2022 (the 120th day) and not later than the close of business on February 4, 2022 (the 90th day) prior to the anniversary of the 2021 annual meeting; provided, however, in the event that the date of the 2022 annual meeting is more than 30 days before or more than 60 days after May 5, 2021, to be timely, notice must be delivered not earlier than the open of business on the 120th day prior to the actual date of the 2022 annual meeting and not later than the close of business on the later of the 90th day prior to the actual date of the 2022 annual meeting or, if the first public announcement of the date of the 2022 annual meeting is less than 100 days prior to the date of the meeting, the 10th day following the day on which public announcement of the date of the 2022 annual meeting is first made by CME Group. Your notice of the proposal must contain the information required under our bylaws in order to be considered.

In addition, to be considered at the 2022 annual meeting, proxy access nominations of Equity directors must comply with the requirements and conditions of our proxy access bylaw, including the delivery of proper notice to our Corporate Secretary not earlier than the open of business on October 19, 2021 (the 150th day) and not later than the close of business on November 18, 2021 (the 120th day) prior to the first anniversary of the date we first distributed this proxy statement to shareholders.

Shareholder proposals and proxy access nominations should be sent by mail directed to the Corporate Secretary (Kathleen M. Cronin), CME Group Inc., 20 South Wacker Drive, Chicago, IL 60606 with a copy to annualmeeting@cmegroup.com.

ARE THERE ANY MATTERS TO BE VOTED ON AT THE MEETING THAT ARE NOT INCLUDED IN THE PROXY STATEMENT?

At the time this proxy statement went to press, we knew of no matters to be addressed at the annual meeting beyond those described in this proxy statement. If any other matter is presented at the annual meeting, your proxies will vote in accordance with their best judgment.

WHERE CAN I FIND THE VOTING RESULTS OF THE ANNUAL MEETING?

We intend to announce preliminary voting results by press release following the annual meeting and will file the final results in a current report on Form 8-K within four business days of the meeting as required by SEC regulations.

IF I RECEIVED PAPER COPIES OF MATERIALS, CAN I RECEIVE FUTURE PROXY MATERIALS ONLINE?

Yes. If you chose this option, you will not receive paper copies of the proxy materials in the mail. Choosing this option will save us printing and mailing costs and may benefit the environment.

If you hold shares in your name (instead of through a broker or other nominee), you can choose this option by following the instructions provided when you vote over the Internet at www.proxyvote.com and, when prompted, indicate that you agree to receive or access shareholder communications electronically. If you hold your shares through a broker or other nominee, you should follow the instructions regarding electronic delivery, if any, provided by your broker or other nominee.

If you choose to receive your proxy materials electronically, then prior to next year’s annual meeting you will receive an email notification when the proxy materials are available for your online review. Your choice for electronic distribution will remain in effect indefinitely, unless you revoke your choice.

CAN I GET ADDITIONAL COPIES OF PROXY MATERIALS?

Yes. Additional copies of our 2020 Annual Report on Form 10-K and this proxy statement are available free of charge upon request to annualmeeting@cmegroup.com.

Notice of Annual Meeting of Shareholders and 2021 Proxy Statement	7

General Information About the Meeting (Continued)

WHERE CAN I FIND INFORMATION ON CME GROUP’S CORPORATE GOVERNANCE POLICIES AND OTHER MATERIALS REFERENCED IN THIS PROXY STATEMENT?

Copies of our governance materials and other policies referenced in this proxy statement and the charters of all of our committees are available at http://investor.cmegroup.com/investor-relations under “Corporate Governance.” You may also request hard copies of such materials by sending a request to annualmeeting@cmegroup.com.

8	Notice of Annual Meeting of Shareholders and 2021 Proxy Statement

The board of directors of CME Group Inc. is providing this proxy statement in connection with the annual meeting of shareholders to be held virtually on Wednesday, May 5, 2021, at 10:00 a.m. Central Time. The terms the “company,” “we,” “us” and “our” refer to CME Group and its subsidiaries. Shares of our Class A common stock are listed on the Nasdaq Global Select Market (Nasdaq) under the trading symbol “CME.” Our principal offices are located at 20 South Wacker Drive, Chicago, Illinois 60606. Our phone number is 312.930.1000.

Further information about CME Group can be found at http://www.cmegroup.com. Information made available on our website does not constitute a part of this proxy statement. Additional information regarding the availability of materials referenced in this proxy statement is available on page 8.

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ITEM 1—Election of Equity Directors

You are being asked to vote on the election of seventeen Equity director nominees to hold office until the 2022 annual meeting.

OUR BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE EQUITY DIRECTOR NOMINEES

Our directors are elected each year. Each director’s term will last until the 2022 annual meeting and until his or her successor is duly elected.

We have implemented a majority vote standard for the Equity directors, except in the event of a contested election.

The Equity directors are nominated by the board of directors based on the recommendation of the nominating and governance committee for election by our Class A and Class B shareholders voting together (Equity directors) under Item 1. All 17 Equity director nominees are presently CME Group directors.

Beginning with this annual meeting, the nominating and governance committee is also recommending the slate of nominees to be elected by our Class B shareholders as set forth under Item 4 beginning on page 35.

The biographies for the Equity director nominees begin on page 14 and for the Class B director nominees on page 35.

We have no reason to believe that any of the nominees will be unable or unwilling to serve if elected.

References to terms of our board of directors in their biographies include service on the board of CME Group (formerly known as Chicago Mercantile Exchange Holdings Inc.) from its formation in 2001 and service on the board of its wholly-owned subsidiary, Chicago Mercantile Exchange Inc. (CME). CME Group became a public company in 2002. The boards of our other exchange subsidiaries, Board of Trade of the City of Chicago, Inc. (CBOT), New York Mercantile Exchange, Inc. (NYMEX) and Commodity Exchange, Inc. (COMEX), also are composed of the same members as the CME Group board of directors. Ages are as of March 8, 2021. Information on public directorships is for the past five years.

DIRECTOR NOMINATIONS AND QUALIFICATIONS

The policy of the board of directors is to remain an interactive, independent, thoughtful, highly qualified and collegial combination of individuals with diverse knowledge, skills and experience, so that the directors, working together, possess the competencies required to effectively carry out the board’s responsibilities.

In considering candidates for the board, the nominating and governance committee, composed entirely of directors who are independent under applicable listing standards, considers the entirety of each candidate’s credentials. With respect to the nomination of continuing directors for re-election, the individual’s contributions to the board are also considered. In assessing new candidates for the board, we do not have specific minimum qualifications that an individual must meet to be considered. The board and its nominating and governance committee seek members having the characteristics essential for effectiveness as a member of our board, including but not limited to:

•	Integrity, objectivity, sound judgment and leadership;

•	The relevant expertise and experience required to offer advice and guidance to the Chairman and Chief Executive Officer and other members of senior management;

•	The ability to make independent analytical inquiries;

•	The ability to collaborate effectively and contribute productively to the board’s discussions and deliberations;

•	A commitment to enhancing long-term shareholder value;

•	An understanding of the company’s business, strategy and challenges;

•	The willingness and ability to devote adequate time and effort to board responsibilities and to serve on committees at the request of the board;

•	Is not a Disqualified Person (as defined in our corporate governance principles); and

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ITEM 1—Election of Equity Directors (Continued)

•	Whether the individual meets the composition requirements of the Commodity Futures Trading Commission (CFTC) and the applicable listing standards.

On an annual basis, the nominating and governance committee assesses the current and future needs of the board and will make recommendations to the board in the event they identify a need to recruit for an additional member of the board. The board believes it is essential that its members represent diverse viewpoints. In addition to the foregoing criteria, the nominating and governance committee is committed to ensuring each pool of qualified candidates from which Equity director nominees are chosen includes candidates who bring racial and/or gender diversity. We note that in the 2020, 2019, 2018 and 2017 elections, new nominees for Equity director included candidates bringing racial and/or gender diversity.

The nominating and governance committee may solicit candidates from its current directors and, if deemed appropriate, retain for a fee recruiting professionals to identify and evaluate candidates. The nominating and governance committee also will consider a nominee for Equity director recommended by shareholders if the recommendation is submitted in writing, accompanied by a description of the proposed nominee’s qualifications, and other relevant biographical information and evidence of consent of the proposed nominee to serve as a director if elected. Recommendations for director nominees may be sent to annualmeeting@cmegroup.com and will be redirected to the nominating and governance committee. In considering a shareholder recommendation, the nominating and governance committee may seek input from an independent advisor, legal counsel and/or other directors, as appropriate, and will reach a conclusion using its standard criteria. A copy of our nominating and governance committee’s charter is available on our website.

Our certificate of incorporation requires that director candidates for election by a class of Class B common stock own, or be recognized under our rules as the owner of, at least one share of that class.

For more information concerning our current directors’ qualifications, see their individual biographies and Director Attributes beginning on page 12.

REQUIRED VOTE

Each Equity director candidate must receive a number of “FOR” votes that exceed the number of “AGAINST” votes to be elected.

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ITEM 1—Election of Equity Directors (Continued)

DIRECTOR ATTRIBUTES

The policy of the board is to remain an interactive, independent, thoughtful, highly qualified and collegial combination of individuals with diverse knowledge, skills and experience, so that our directors, working together, possess the competencies required to effectively carry out the board’s responsibilities. The board believes its diversity is critical to the success of CME Group and the company’s ability to create long-term value for its shareholders. The Board has and will continue to make diversity in gender, race, ethnicity, age, career experience, and diversity of mind a priority when considering Equity director and Class B candidates. We believe all of our directors bring with them the experience and skills to contribute to our growth, innovation and strategic direction and to better evaluate CME Group’s management and operations, and assess risk and opportunities for the company’s business model. We also expect all of our directors to champion our business principle of leading with conviction and integrity.

The following are the areas of qualifications, experience and skills our board views as important when evaluating the composition of the board and potential director nominees. For additional information on each individual’s skills and experience, please see their more detailed biography.

Global Financial Services: Experience in the Company’s business and the financial services industry.

Innovation and Strategy: Senior experience in leading successful business innovations. Ability to contribute to strategic thinking and planning.

Government Relations/Regulatory/Public Policy: Experience with government relations, regulatory matters or regulated industries and political affairs; experience in managing or overseeing highly regulated businesses.

Leadership: Business and strategic management experience from service in a significant position, such as chief executive officer, chief financial officer or other senior leadership role.

Financial and Accounting: Background and experience in financial reporting, accounting, or economics.

Risk Oversight and Risk Management: Experience managing risk in a large organization.

Transactions (M&A): Experience from a leadership or oversight perspective of business combinations.

Global Perspective, International: Experience overseeing or in a senior leadership role in a complex global organization; brings an international background or global experience.

Corporate Governance: Knowledge of corporate governance matters, including through recent service on other public company boards.

Technology & Information Security: Experience or expertise in technology, innovation, information security, data privacy or cybersecurity.

Ethics and Integrity: Commitment to fostering our business principle of leading with conviction and integrity.

Fresh Perspective: Board tenure is less than five years.

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ITEM 1—Election of Equity Directors (Continued)

•	•	•	•		•	•	•	•			•	•	•			•		•	•	•		•	•	•	Global Financial Services

•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	Innovation and Strategy

	•								•	•	•	•	•	•				•			•	•	•	•	Government Relations/Regulatory/Public Policy

•	•			•		•			•	•	•	•		•	•		•	•	•		•	•	•	•	Leadership

					•				•		•				•						•			•	Financial and Accounting

•	•					•						•	•		•			•	•		•	•	•	•	Risk Oversight and Risk Management

				•			•								•		•	•			•	•		•	Transactions (M&A)

	•													•			•	•			•	•	•	•	Global Perspective, International

	•										•			•	•		•			•	•	•		•	Corporate Governance

•				•	•					•	•	•			•		•	•	•		•			•	Technology & Information Security

•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	Ethics & Integrity

•				•		•	•	•	•	•	•	•	•					•	•						Fresh Perspective

				•						•							•								Racial or Ethnic Diversity

				•	•				•	•							•			•					Gender Diversity

•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•			•	•	•	•		Independent

	•			•	•				•	•	•			•	•		•				•		•		CFTC Public Director

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ITEM 1—Election of Equity Directors (Continued)

EQUITY DIRECTORS UP FOR ELECTION AT THE 2021 ANNUAL MEETING

Terrence A. Duffy Age: 62 Director since: 1995

The Honorable Terrence A. Duffy serves as our Chairman and Chief Executive Officer. Previously, he served as Executive Chairman and President since 2012 and as Executive Chairman since 2006, when he became an officer of the company. He served as Chairman of the board since 2002 and our Vice Chairman from 1998 until 2002. Mr. Duffy has been a member of our board since 1995. He was President of TDA Trading, Inc. from 1981 to 2002 and has been a member of CME since 1981. Mr. Duffy was appointed by President Bush and confirmed by the U.S. Senate in 2003 as a member of the Federal Retirement Thrift Investment Board (FRTIB), a position he held until 2013. The FRTIB administers the Thrift Savings Plan, a tax-deferred defined contribution (retirement savings) plan for federal employees. Mr. Duffy was named CEO of the Year at FOW’s 2018 International Awards. He currently serves as Co-Chair of the Mayo Clinic Greater Chicago Leadership Council. He is a Vice Chairman of the CME Group Foundation. He also is a member of the Economic Club of Chicago, the Executives’ Club of Chicago and the President’s Circle of the Chicago Council on Global Affairs. Mr. Duffy attended the University of Wisconsin-Whitewater. He received a Doctor of Public Service, honoris causa, from Saint Xavier University in 2019 and a Doctor of Humane Letters from DePaul University in 2007.

Through his long-time service in the role of Chairman and CEO of the company, Mr. Duffy has been responsible for the overall operations of our complex, global and highly regulated business. His career includes steering CME Group to become the world’s first exchange to demutualize and go public and the completion of multiple mergers and acquisitions, including associated financing arrangements. As Chairman, Mr. Duffy is responsible for the overall governance of the organization, which includes compliance with the applicable listing standards and our SEC disclosure obligations. Mr. Duffy is regularly involved in and consulted with regards to the company’s communications to its regulators, shareholders, clients, external auditors and the board, among other constituents. During his career at CME Group, he has been a lead advocate for the company and the industry in legislative and regulatory matters in Washington, DC and has regularly testified before Congressional committees and subcommittees on key issues facing the derivatives industry. As the leader of our organization and through his oversight of our key functions, he has gained valuable knowledge regarding technology operations and internal controls, including our cyber security program. He also has played an active role in our regular commercial financing arrangements and those relating to our mergers and acquisitions and is regularly engaged with our accounting team and external auditors as it relates to his responsibility as CEO for certifying our internal controls over financial reporting.

• Global Financial Services • Innovation and Strategy • Government Relations/Regulatory/Public Policy • Leadership • Financial and Accounting • Risk Oversight and Risk Management	• Transactions (M&A) • Global Perspective, International • Corporate Governance • Technology & Information Security • Ethics and Integrity

Timothy S. Bitsberger Age: 61 Director since: 2008

Mr. Bitsberger served as Managing Director and Portfolio Specialist on the Account Management Team at The TCW Group from March 2017 to February 2021, where he was responsible for communicating investment strategies, performance and outlook to clients. Previously, he served as Managing Director, Official Institutions FIG Coverage Group of BNP PNA, a subsidiary of BNP Paribas, from December 2010 to November 2015, as a senior consultant with Booz Allen Hamilton from May 2010 to November 2010 and was with BancAccess Financial from December 2009 to April 2010. He also served as Senior Vice President and Treasurer of Freddie Mac from 2006 to 2008. Mr. Bitsberger also was with the U.S. Treasury Department from 2001 to 2005, serving first as their Deputy Assistant Secretary for federal finance and as the Assistant Secretary for financial markets. He was confirmed by the U.S. Senate as the Assistant Secretary in 2004.

Mr. Bitsberger has an extensive career in the financial services industry. In his role at TCW Group, Mr. Bitsberger was responsible for communicating investment strategies, performance and outlook to clients. Through his service at TCW, BNP PNA and BancAccess Financial, he has gained valuable experience in business development, investment strategy and working with foreign institutions and regulators. His career also includes his prior service in key roles with the government relating to the

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ITEM 1—Election of Equity Directors (Continued)

financial industry, including serving as Deputy Assistant Secretary for Federal Finance at the U.S. Treasury and more recently as the Assistant Secretary for Financial Markets at the U.S. Treasury. Mr. Bitsberger served in a leadership role as Treasurer of Freddie Mac, working extensively with the central banks and foreign regulators.

• Global Financial Services • Innovation and Strategy • Government Relations/Regulatory/Public Policy • Leadership	• Risk Oversight and Risk Management • Global Perspective, International • Ethics and Integrity • Independent; CFTC Public Director

Charles P. Carey Age: 67 Director since: 2007	Previous Public Directorship: BM&FBovespa S.A.

Mr. Carey served as our Vice Chairman from 2007 to 2010 in connection with our merger with CBOT Holdings, Inc. Prior to our merger, Mr. Carey served as Chairman of CBOT since 2003, as Vice Chairman from 2000 to 2002, as First Vice Chairman during 1993 and 1994 and as a board member of CBOT from 1997 to 1999 and from 1990 to 1992. Mr. Carey is a principal in HC Technologies LLC. He has been a member of CBOT since 1978 and was a member of the MidAmerica Commodity Exchange from 1976 to 1978. Mr. Carey previously served on the board of CBOT Holdings, Inc. until our merger in 2007. Mr. Carey serves as Chairman of the CME Group Foundation.

Mr. Carey brings to the board his long-time experience in the derivatives industry through his prior service as Chairman and Vice Chairman of CBOT and through his tenured trading career. Also, in his role as Chairman of CBOT, Mr. Carey served as an advocate for the company in the industry and with regulators and the government. Mr. Carey, through his trading activity, has familiarity with many of our customer-facing systems and controls. He also served as our board representative on BM&FBovespa (now B3), one of the main financial market infrastructure companies in the world and headquartered in Brazil, and has also provided valuable assistance with respect to the development of our soybean futures complex with a focus on the Latin American market.

• Global Financial Services • Innovation and Strategy • Government Relations/Regulatory/Public Policy • Leadership • Risk Oversight and Risk Management	• Transactions (M&A) • Global Perspective, International • Corporate Governance • Ethics and Integrity • Independent

Dennis H. Chookaszian Age: 77 Director since: 2004	Public Directorships: Perdeceo (formerly Career Education Corporation) Pillarstone Capital REIT (registered securities only)	Previous Public Directorships: Allscripts Healthcare Solutions, Inc. Maxar Technologies LoopNet, Inc. Prism Technologies Group, Inc.

Mr. Chookaszian served as Chairman of the Financial Accounting Standards Advisory Council from 2007 to 2011. From 1999 until 2001, Mr. Chookaszian served as Chairman and CEO of mPower, Inc., a financial advice provider focused on the online management of 401(k) plans. Mr. Chookaszian served as Chairman and CEO of CNA Insurance Companies from 1992 to 1999. During his 27-year career with CNA, Mr. Chookaszian held several management positions at the business unit and corporate levels, including President and COO from 1990 to 1992 and CFO from 1975 to 1990. Mr. Chookaszian is a registered Certified Public Accountant (CPA).

Mr. Chookaszian’s long-time career at CNA Insurance Companies included the role of CFO and CIO. This experience has given him excellent operating skills, financial expertise, risk management responsibility and an understanding of IT infrastructure and operations. His qualifications also include his previous service on 13 public company boards and on eight audit committees. Many of these audit committees had oversight responsibility for information security and cyber-related matters. He also served as CEO of mPower, an internet financial advice provider, which gave him substantial perspective on innovation and the use of the internet and related activities in financial services. Mr. Chookaszian has served on many AICPA and FASB task forces and committees, which has given him broad perspectives on accounting matters. He also served for five years as Chairman of FASAC (Financial Accounting Standards Advisory Council) that provides advice to the FASB on their agenda. During his career, he has also served on the boards of 70 private companies assisting them in development of their strategies, which has given him wide-ranging perspectives on how to innovate and create strategic direction for an organization. Mr. Chookaszian teaches

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ITEM 1—Election of Equity Directors (Continued)

university courses relating to internal controls, corporate governance and risk management, internet marketing and social media. He speaks regularly on the topics of cyber security and cybercrime, blockchain and crypto currencies. He also has served as an expert witness with regard to technology matters in numerous commercial arbitrations. Mr. Chookaszian also has extensive experience from a leadership or oversight perspective of business combinations, having led or participated in over 100 merger and acquisition transactions throughout his career.

• Innovation and Strategy • Government Relations/Regulatory/Public Policy • Leadership • Financial and Accounting • Risk Oversight and Risk Management • Transactions (M&A)	• Global Perspective, International • Corporate Governance • Technology & Information Security • Ethics and Integrity • Independent; CFTC Public Director

Bryan T. Durkin Age: 60 Director since: 2020

Mr. Durkin has served as a member of our board and as an advisor to our CEO since May 2020. Formerly, Mr. Durkin served as President of CME Group from 2016, overseeing the company’s Technology, Global Operations, International and Data Services businesses. Mr. Durkin previously served as our Chief Commercial Officer since 2014 and as Chief Operating Officer since 2007. As part of his responsibilities, he led the global integrations following CME’s merger with CBOT in 2007 and CME Group’s acquisition of NYMEX in 2008. Before joining CME Group, Mr. Durkin served as Executive Vice President and Chief Operating Officer of the CBOT. Prior to that role, he was in charge of CBOT’s Office of Investigations and Audits. His career with both CME Group and CBOT has spanned more than 30 years. He previously served as a member of the COMEX Governors Committee and the CFTC’s Technology Advisory Committee and Energy and Environmental Markets Advisory Committee. Mr. Durkin serves on the Board of Advisors for Misericordia and on the Board of Trustees for Lewis University.

Mr. Durkin has been involved in our industry for more than 30 years. He served as CME Group’s President, and Chief Regulatory Officer and Administrator of Investigations at CBOT, overseeing all aspects of market regulation and surveillance as well as regulatory functions relating to its clearing members. During his tenure at CBOT, he was the primary liaison to U.S. and foreign regulators. Mr. Durkin’s responsibilities also included oversight of CBOT’s outsourcing of clearing. In his career at CME Group, his responsibilities included oversight of our International, Planning and Execution, Data Service, Optimization Services, Cash Markets, Client Development & Research, Products & Services and Marketing. Through his oversight responsibility of our technology and trading operations, which functions are highly regulated by the CFTC and are subject to testing and system safeguards requirements, Mr. Durkin has gained experience with risk, compliance, monitoring and reporting aspects of key control functions. Mr. Durkin also previously served as a member of the company’s Crisis Management Team, which is the chief decision management body during a major disruption to our normal business operations. His career also included prior service on the boards of directors of Bursa Malaysia Derivatives Berhad and its clearing house, Bursa Malaysia Derivatives Clearing Berhad, in connection with one of our former strategic investments and commercial arrangements.

• Global Financial Services • Innovation and Strategy • Government Relations/Regulatory/Public Policy • Leadership • Risk Oversight and Risk Management	• Transactions (M&A) • Global Perspective, International • Technology & Information Security • Ethics and Integrity • Fresh Perspective

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ITEM 1—Election of Equity Directors (Continued)

Ana Dutra Age: 56 Director since: 2015	Public Directorships: Harvest Health & Recreation Inc. (solely listed in Canada) First Internet Bancorp

Ms. Dutra served as the CEO of The Executives’ Club of Chicago, a world-class senior executives organization focused on the development, innovation and networking of current and future business and community leaders, from 2014 until her retirement in 2018. Prior to that she was a Proxy Officer and CEO of Korn/Ferry Consulting from 2007 until 2013. Ms. Dutra serves as a director of Elkay Manufacturing, Lifespace Communities, Greeley and Hansen, The Committee of 200, Latino Corporate Directors Association, Lurie Children’s Hospital of Chicago and Blessings-in-a-Backpack.

Ms. Dutra is a Brazilian native with over 30 years’ experience in global P&L management, technology, business growth and C-Level business advisory in over 25 countries. Ms. Dutra ran the M&A global consulting practice for Accenture and Mercer Management and was the lead on several acquisitions. Her experience includes helping boards, CEOs and their teams identify and execute growth and turnarounds through innovation, acquisitions and new technologies. She has led and advised businesses in the technology, consumer packaged goods, food & beverage, retail, pharma, oil & gas, manufacturing, energy and professional services industries. Ms. Dutra was also awarded the Chicago United Business Leader of Color, Nueva Estrella Latina and Women in History and Business Award. Ms. Dutra also has received a CERT certificate in Cybersecurity Oversight from Carnegie Mellon University.

• Innovation and Strategy • Leadership • Transactions (M&A) • Global Perspective, International	• Corporate Governance • Technology & Information Security • Ethics and Integrity • Independent; CFTC Public Director
Martin J. Gepsman Age: 68 Director since: 1994

Mr. Gepsman has served as a member of our board since 1994 and served as Secretary of the board from 1998 to 2007. He has been a member of CME for more than 35 years. Mr. Gepsman has also been an independent floor broker and trader since 1985. Mr. Gepsman currently serves as Chairman of our business conduct, membership, floor conduct committees and CME Gratuity Fund. During his board tenure at CME, he served as a member on the compensation, strategic steering, executive, clearing house oversight, ethics and arbitration committees. Mr. Gepsman has also held board positions, including a Chairman’s role, at the company’s foreign exchange subsidiaries. Mr. Gepsman currently serves as Vice Chairman of the CME political action committee. Mr. Gepsman also serves on the membership appeals committee with the National Futures Association. He was a member of the Chicago Board Options Exchange from 1982 to 1985.

Mr. Gepsman brings to the board his long-term career as a participant in our markets. During his term on the board, he has served on numerous committees at the board level as well as those related to our exchange operations. His service has also included board roles on our regulated entities. Through these positions, Mr. Gepsman has acquired a deep understanding of our business operations, market regulatory functions and strategy. He also brings his valuable focus and understanding of options trading, which is an area of focus in our corporate strategy.

• Global Financial Services • Innovation and Strategy	• Ethics and Integrity • Independent
Larry G. Gerdes Age: 72 Director since: 2007

Mr. Gerdes served as our Lead Director from August 2017 to August 2020. Mr. Gerdes served as CEO of Pursuant Health (f/k/a SoloHealth), a private health-care company in Atlanta since February 2014, as its Executive Chairman of the board since November 2013, as its Chairman since 2012 and as a board member since 2007. Mr. Gerdes is also a general partner of Gerdes Huff Investments. Mr. Gerdes served as a general partner of Sand Hill Financial Company, a venture capital partnership, from 1983 to January 2019. Mr. Gerdes formerly served as Chairman and CEO of Transcend Services, Inc., concluding with the sale of that company in 2012, and as a director of Access Plans, Inc. from 2001 until its sale in 2012. Mr. Gerdes is a major shareholder and President of Friesland Farms, LLC. Mr. Gerdes is an Ambassador at The Kelley School of Business at Indiana University, a Director Emeritus at Monmouth College and serves on the board of Citizens First State Bank. Mr. Gerdes is also a director and part owner of Walnut Custom Components, Walnut, Illinois. Mr. Gerdes previously served on the board of CBOT Holdings, Inc. until our merger in 2007.

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ITEM 1—Election of Equity Directors (Continued)

Mr. Gerdes’ career includes leadership positions at five different companies, including serving as CEO of Transcend for more than 15 years, which included oversight of the CFO. Through his role at Transcend, Mr. Gerdes oversaw the development of technology platforms requiring the transmission of sensitive healthcare information over secure networks meeting all applicable privacy and security standards. During his career, Mr. Gerdes was responsible for the integration of multiple acquisitions, both domestic and globally, including the sale of Transcend. He has also served as co-general partner of an investment firm, which resulted in the public offerings of several companies. His career includes service on six other public company boards, including his service on CBOT’s special transaction committee in connection with our merger. His public company experience includes audit, compensation and nominating and governance committee participation.

• Innovation and Strategy • Leadership • Financial and Accounting • Risk Oversight and Risk Management • Transactions (M&A)	• Corporate Governance • Technology & Information Security • Ethics and Integrity • Independent; CFTC Public Director

Daniel R. Glickman Age: 76 Director since: 2001

Mr. Glickman has served as our Lead Director since August 2020, and previously served as our Lead Director from August 2014 to August 2017. In March 2021, Mr. Glickman became a Senior Adviser to the U.S. Global Leadership Coalition. Mr. Glickman served as Executive Director of the Aspen Institute’s Congressional Program from 2011 to March 2021 and as Vice President of the Aspen Institute from 2012 to March 2021. Mr. Glickman also has served as Senior Fellow for the Bipartisan Policy Center since 2010. From 2004 to 2010, Mr. Glickman served as Chairman and CEO of the Motion Picture Association of America, Inc. Mr. Glickman previously served as Director of the Institute of Politics at Harvard University’s John F. Kennedy School of Government from 2002 to 2004 and served as Senior Advisor in the law firm of Akin, Gump, Strauss, Hauer & Feld, from 2001 to 2004. He also served as U.S. Secretary of Agriculture from 1995 through 2001 and as a member of the U.S. Congress, representing a district in Kansas, from 1977 through 1995. Mr. Glickman serves as a distinguished Fellow of the Chicago Council on Global Affairs, a member and Founding Chair of the Board of the Foundation for Food and Agriculture Research, established in the 2014 Farm Bill by Congress, and Chairman of the International Advisory Board of APCO Worldwide, a public relations firm based in Washington, DC. Mr. Glickman also serves on a number of non-profit advisory boards with a focus on agriculture and food supply and is an adjunct professor of Food and Nutrition at Tufts University Friedman School of Nutrition.

Mr. Glickman is an American politician, lawyer, lobbyist and non-profit leader. His multi-decade long legal and political career, including his service as Secretary of Agriculture, brings valuable experience in government relations and regulatory affairs with a focus on agriculture which is important to our business. As a U.S. congressman for 18 years and Chair of the House Permanent Select Committee on Intelligence, he gained global experience, perspective and knowledge on government relations, public policy and international relations. Through his role as Chairman and CEO of the Motion Picture Association, he gained executive management and leadership experience and was instrumental in expanding the sale of U.S. entertainment products overseas. In his current role as Senior Fellow at the Bipartisan Policy Center he is focused on public health, national security and economic policy issues.

• Innovation and Strategy • Government Relations/Regulatory/Public Policy • Leadership • Global Perspective, International	• Corporate Governance • Ethics and Integrity • Independent; CFTC Public Director

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ITEM 1—Election of Equity Directors (Continued)

Daniel G. Kaye Age: 66 Director since: 2019	Public Directorships: AllianceBernstein Equitable Holdings, Inc. (formerly AXA Equitable Holdings)	Previous Public Directorship: Ferrellgas Partners LP

Mr. Kaye served as Interim CFO and Treasurer of HealthEast Care System from 2013 to 2014. Prior to joining HealthEast, Mr. Kaye spent 35 years with Ernst & Young LLP, from which he retired in 2012. Throughout his time at Ernst & Young, where he was an audit partner for 25 years, Mr. Kaye enjoyed a track record of increasing leadership and responsibilities, including serving as the New England Managing Partner and the Midwest Managing Partner of Assurance. Mr. Kaye serves on the compensation committee of Alliance Bernstein and on the audit (Chair), finance and risk committees of Equitable Holdings, Inc. (formerly AXA Equitable Holdings). Mr. Kaye is a CPA and National Association of Corporate Directors (NACD) Board Leadership Fellow.

Mr. Kaye is an audit committee financial expert with broad boardroom, financial services and operations experience. He has served on three other public company boards and several not-for-profit entities. His public company experience includes audit committee and nominating and corporate governance chairmanships, as well as audit, compensation, finance, and risk committee participation. Through his years at Ernst & Young (serving primarily as an audit partner in the financial services industry), he brings significant GAAP/SEC accounting and reporting, and regulatory risk management and compliance experience. This expertise includes technological controls and testing as they relate to internal controls over financial reporting. Mr. Kaye gained significant leadership and operations experience by heading various Ernst and Young business units over ten years, and acting as interim CFO and Treasurer for a hospital system.

• Global Financial Services • Innovation and Strategy • Government Relations/Regulatory/Public Policy • Leadership • Financial and Accounting	• Corporate Governance • Technology & Information Security • Ethics and Integrity • Independent; CFTC Public Director • Fresh Perspective

Phyllis M. Lockett Age: 55 Director since: 2019

Ms. Lockett has served since 2014 as the founding CEO of LEAP Innovations. Prior to her role at LEAP, since 2005, Ms. Lockett served as President and CEO of New Schools for Chicago, a venture philanthropy organization that invests in the start-up of new public schools. Ms. Lockett served from 1999 to 2005 as Executive Director of the Civic Consulting Alliance, a pro-bono consulting firm sponsored by the Civic Committee of the Commercial Club of Chicago that leads strategic planning initiatives, process improvement, and program development projects for government agencies. She also held marketing, sales, and business development roles with Fortune 500 companies including IBM, Kraft Foods, and General Mills. Ms. Lockett is an independent director of the Federal Home Loan Bank of Chicago. She is also a member of The Economic Club of Chicago, The Chicago Network, the Commercial Club of Chicago, and a Henry Crown Fellow with the Aspen Institute. Recently, Ms. Lockett was named a contributor to Forbes, where she writes about education innovation and the future of learning.

Ms. Lockett is a serial entrepreneur who has led transformation efforts in education, government and the civic arena. She founded LEAP Innovations, a national non-profit organization that works with educators and technology companies across the Unites States, to research, pilot and scale new instructional designs and technology solutions that advance student learning. Before starting LEAP, Ms. Lockett was a driving force behind Chicago’s charter school movement. As founding president and CEO of New Schools for Chicago, she helped raise more than $70 million to support opening 80 new public schools, primarily charters. For nearly a decade, she focused on bringing quality public schools to communities of high need and advocating for school choice. Through her prior corporate experience she has gained experience in sales, marketing and business development.

• Innovation and Strategy • Government Relations/Regulatory/Public Policy • Leadership • Technology & Information Security	• Ethics and Integrity • Independent; CFTC Public Director • Fresh Perspective

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ITEM 1—Election of Equity Directors (Continued)

Deborah J. Lucas Age: 62 Director since: 2018

Ms. Lucas has served as the Sloan Distinguished Professor of Finance at the MIT Sloan School of Management since 2011 and as the Director of the MIT Golub Center for Finance and Policy from 2012. Her current research focuses on government financial institutions and financial policy, and she teaches courses on futures and options, and fixed income securities and derivatives. She serves on an advisory board for the Urban Institute. She is a trustee of the NBER pension plans, an associate editor for several academic journals, and a member of the Shadow Open Market Committee and the Financial Economics Roundtable. Previous appointments include assistant and associate director at the Congressional Budget Office; professor at Northwestern University’s Kellogg School; chief economist at the Congressional Budget Office, and senior staff economist at the Council of Economic Advisers. She has been an independent director on several corporate and non-profit boards, including the Federal Home Loan Bank of Chicago.

Ms. Lucas brings her tenured career as a leading business school academic and an innovative leader in the public sector. Her current research focuses on applying the principles of financial economics to evaluating the costs and risks of governments’ financial investments and activities. Her academic publications cover a wide range of topics, including the effect of idiosyncratic risk on asset prices and portfolio choice, dynamic models of corporate finance, financial institutions, monetary economics and valuation of government guarantees. She held several top leadership roles at the Congressional Budget Office, and developed strategies for the analysis of the costs and risks of federal credit and guarantee activities. She has testified before the U.S. Congress on Fannie Mae and Freddie Mac, student loans, and strategically important financial institutions.

• Innovation and Strategy • Government Relations/Regulatory/Public Policy • Leadership • Financial and Accounting	• Ethics and Integrity • Independent; CFTC Public Director • Fresh Perspective

Terry L. Savage Age: 76 Director since: 2003

Ms. Savage started her career as a stockbroker and became a founding member of —and the first woman trader on—the Chicago Board Options Exchange. Ms. Savage is a nationally syndicated financial columnist, author and President of Terry Savage Productions, Ltd., which provides speeches, columns and videos on personal finance for corporate and association meetings, publications and national television programs and networks. Ms. Savage is a registered investment advisor and commodity trading advisor. She was a member of CME from 1975 to 1980.

Ms. Savage is a nationally known expert on personal finance and is a regular TV and radio investment and financial markets commentator. She is the nationally syndicated Chicago Sun-Times Tribune Content Agency personal finance columnist and author of three bestselling books, including The Savage Truth on Money. She has won numerous awards, including the National Press Club Award, and received two Emmys for her television work. Her career as a financial journalist includes consulting and speaking to employees of major U.S. corporations. In addition to major banks and mutual fund companies, her clients have included Visa, Allstate, Wal-Mart and Checkfree, where she includes counseling on the benefits of online banking and bill payment, and evaluating the safeguards of those technologies. She has been active in reporting on and advising consumers about the dangers of identity theft, written syndicated columns, worked with the Identity Theft Resource Center, and blogged for the Huffington Post on the topic of identity theft, and the protections that should be taken by consumers. She manages her own website, www.TerrySavage.com, where she posts her column, advises on financial resources, and answers personal finance questions, many of which revolve around use of technology and identity protection. In her columns and media commentaries on the recent massive identity theft related to unemployment benefits, she has worked with the IRS and the FBI to expose the danger and provide resources to affected individuals.

• Global Financial Services • Innovation and Strategy • Financial and Accounting	• Technology & Information Security • Ethics and Integrity • Independent; CFTC Public Director

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ITEM 1—Election of Equity Directors (Continued)

Rahael Seifu Age: 39 Director since: 2020

Ms. Seifu is a Senior Counsel at Google LLC where she has served as a product and commercial counsel since 2014, acted as the first Chief of Staff for the Legal Department, and currently manages a team of lawyers supporting Google’s internal business functions, corporate engineering teams, and Alphabet Inc. Prior to joining Google, Ms. Seifu was a Corporate Associate at Morrison & Foerster LLP from 2013 to 2014 where she focused on mergers and acquisitions and provided corporate governance guidance for public company boards and special committees. Ms. Seifu worked from 2008 to 2013 as a Corporate Associate at Davis Polk & Wardwell LLP where she focused on mergers and acquisitions, investments, and various other corporate transactions. She also advised clients on regulatory compliance, securities law reporting, and corporate governance matters. Immediately following graduation from Yale Law School, Ms. Seifu served as a law clerk to the Honorable George B. Daniels of the Southern District of New York.

Among Ms. Seifu’s responsibilities at Google is serving as lead counsel to Google’s Chief Information Officer and his organization. In that capacity, she regularly works on privacy and security matters, including matters related to Google’s systems, assessments of vendor systems and implementation of controls to minimize security and privacy risks. She also advises a number of other internal teams on technology matters relating to systems safeguards, including mitigating risk related to new system integrations, access controls and contractual and procedural requirements designed to ensure third party compliance with Google’s security standards. Additionally, in her previous role as the first Chief of Staff for the Google Legal Department, Ms. Seifu was responsible for driving strategy for the global organization and establishing processes to effectively manage the legal team.

• Innovation and Strategy • Leadership • Transactions (M&A) • Technology & Information Security	• Ethics and Integrity • Independent; CFTC Public Director • Fresh Perspective

William R. Shepard Age: 74 Director since: 1997

Mr. Shepard has been a member of CME for more than 45 years. Previously, he served as our Second Vice Chairman from 2002 to 2007. Mr. Shepard is founder and President of Shepard International, Inc., a futures commission merchant. Mr. Shepard chairs our clearing house oversight committee.

Mr. Shepard brings to the board his experience as a long-time market participant. He is the founder of a futures commission merchant and an investor in one of our largest clearing firms. It was this experience that led the board to appoint him to serve as Chairperson of our newest board committee, the clearing house oversight committee. This committee is designed to support the oversight of the risk management activities and the senior management of the Clearing House, including oversight with respect to the effectiveness of the risk management program, and plays an important role in the supporting the board’s oversight responsibilities.

• Global Financial Services • Innovation and Strategy	• Ethics and Integrity • Independent

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ITEM 1—Election of Equity Directors (Continued)

Howard J. Siegel Age: 64 Director since: 2000

Mr. Siegel has been a member of CME since 1977. In 1978, Mr. Siegel began his trading career at Moccatta Metals in their Class B arbitrage operations and served as an order filler until 1980. From there, he went on to fill orders and trade cattle from 1980 until 1982. At that time, Mr. Siegel became a partner and an officer in a futures commission merchant that cleared at CME until selling his ownership interest in 1990. For more than 30 years, Mr. Siegel has been an independent trader on our CME exchange. He continues to actively trade electronically in our agricultural product suite. Mr. Siegel is the Secretary and Treasurer of the CME Group Foundation. He also serves on our risk and clearing house oversight committees. Mr. Siegel co-chairs our clearing house risk committee and chairs our interest rate swaps risk committee.

In addition to his background as a market participant, Mr. Siegel brings to the board his valuable experience from his long-time service as a co-chair of our clearing house risk committee. This committee on which Mr. Siegel has held a leadership position since 2004 includes key representation from our clearing firm community. It is designed to support the safety and soundness of our Clearing House, which has been designated as a systemically important financial market utility. Mr. Siegel’s long-time involvement as co-chair has fostered important relationships with our trading community and our Clearing House management and has greatly expanded his knowledge of our financial safeguards resources.

• Global Financial Services • Innovation and Strategy	• Ethics and Integrity • Independent

Dennis A. Suskind Age: 78 Director since: 2008	Public Directorships: Dime Community Bancshares, Inc. (formerly Bridge Bancorp, Inc.) Navistar, Inc. Stem Holdings Inc. (solely listed in Canada)	Previous Directorship: Liquid Holdings Group, Inc.

Mr. Suskind is a retired General Partner of Goldman Sachs & Co. He was an Executive Vice President at J. Aron and Company prior to its acquisition by Goldman Sachs in 1980. He joined J. Aron in 1961. During his tenure in trading, Mr. Suskind served as Vice Chairman of NYMEX, Vice Chairman of COMEX, a member of the board of the Futures Industry Association, a member of the board of International Precious Metals Institute, and a member of the boards of the Gold and Silver Institutes in Washington, DC. Mr. Suskind previously served on the board of NYMEX Holdings, Inc. until our merger in 2008.

As a retired General Partner of Goldman Sachs, Mr. Suskind brings invaluable experience as a leader in the international metals derivatives business. While he was at Goldman Sachs, he led a team responsible for educating producers and consumers on the benefits of using futures as their pricing medium. Under his leadership, Goldman Sachs worked closely with the CFTC on developing hedging exemptions and went on to build the industry’s largest precious metal arbitrage business. He is a recipient of a distinguished achievement award from the International Precious Metals Institute and was inducted into the Futures Industry Association Hall of Fame in 2005. Mr. Suskind has served as Chair of our risk committee since its inception in 2014 and brings with him his risk management experience from his role at Goldman Sachs and from his service as Vice Chairman of the Board of Bridge Bancorp, Inc. (now Dime Community Bancshares, Inc. following its merger), where he chaired the risk, compensation and governance committees. Through his external public company directorships, he also has gained experience in corporate governance practices.

• Global Financial Services • Innovation and Strategy • Government Relations/Regulatory/Public Policy • Leadership • Risk Oversight and Risk Management	• Global Perspective, International • Corporate Governance • Ethics and Integrity • Independent; CFTC Public Director

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Corporate Governance

CME Group is committed to good corporate governance. By aligning our governance approach with best practices, our company is able to strengthen board and management accountability, promote long-term shareholder value and sustain continued success.

The board of directors has established corporate governance principles, which provide a framework for our effective governance. Our nominating and governance committee regularly reviews trends and best practices in corporate governance. The office of the secretary advises our board of directors and management in an effort to strengthen existing governance practices and develop new policies that make us a better company. Below is an overview of the company’s governance highlights and materials.

GOVERNANCE HIGHLIGHTS

•	Annual election of directors

•	Majority voting for Equity directors

•	Proxy access bylaw provision for Equity director positions

•	Commitment to the inclusion of qualified diverse candidates in any searches for Equity director nominees

•	Confidential shareholder voting

•	Quarterly executive sessions of independent directors

•	Enhanced board and committee evaluations, including individual director performance

•	Active risk oversight by the full board, a risk committee and other committees with oversight responsibilities based on areas of focus and expertise

•	Independent Lead Director

•

All directors are nominated by our nominating and governance committee to ensure that the composition and experience of the board reflects the skills and attributes needed to run our complex global organization

•	Policy restricting the pledging of shares of our Class A common stock by our executive officers and directors

•	Orientation for newly elected board members

CORPORATE GOVERNANCE AND COMPLIANCE MATERIALS

You can access the following governance materials by visiting http://investor.cmegroup.com/investor-relations under “Corporate Governance.”

•	Corporate Governance Principles

•	Board of Directors Conflict of Interest Policy

•	Board of Directors Code of Ethics

•	CME Group Charter

•	CME Group Bylaws

•	Employee Code of Conduct

•	Charters for board committees and our clearing house risk committees

•	Confidentiality and Data Protection Policy

•	Guide to Conducting Business for Third Parties of CME Group

•	Modern Slavery Act Transparency Statement

Each of these documents is also available in print upon request made to annualmeeting@cmegroup.com.

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Corporate Governance (Continued)

Our employee Code of Conduct is applicable to all our employees and consultants, including our Chairman and Chief Executive Officer, our Chief Financial Officer and our other senior financial officers.

DIRECTOR ATTENDANCE

The board held seven meetings during 2020. In light of the pandemic, six of the board meetings were held virtually. All incumbent directors attended more than 75% of the combined total meetings of the full board and the committees on which he or she served during 2020.

We strongly encourage, but do not require, our directors to attend the annual meeting. Last year, 19 of our directors at that time attended the annual meeting of shareholders, which was held virtually.

DIRECTOR INDEPENDENCE

The experience and diversity of our directors has been, and continues to be, critical to our success. Our corporate governance principles require that the board be composed of at least a majority of independent directors. Additionally, in accordance with applicable listing standards, the members of our audit, compensation, and nominating and governance committees must be independent. For a director to be considered independent, the board must affirmatively determine that the director has no direct or indirect material relationship with CME Group. The board has adopted categorical independence standards, which are attached to this proxy statement as Appendix A, to assist it in making its determinations regarding independence. These standards conform to and exceed the independence criteria specified in the listing standards of Nasdaq. They specify the criteria by which the independence of our directors will be determined, including relationships and transactions between each director, director nominee, any member of his or her immediate family, his or her affiliates, charitable organizations with which he or she is affiliated, and us.

The board believes all of its non-executive directors act independently of, and effectively monitor and oversee the actions of, management. Based on our categorical independence standards, at its meeting held in February 2021, the nominating and governance committee made a preliminary assessment of the independence of the directors and director nominees and based on such assessment made a recommendation to our board regarding their independence. Some of our directors are members of our exchanges, which provides them with access to our markets, lower trading fees, the ability to vote on certain matters relating to the operation of our open outcry markets and, for members of CME, the ability to elect six of our directors. Directors who are members of our exchanges may make payments directly to us or indirectly to us through our clearing firms in connection with their trading activity on an exchange. Such directors also may be customers of our cash markets or optimization businesses. To ensure that such payments did not exceed the monetary thresholds set forth in the listing standards of Nasdaq, the nominating and governance committee reviewed the trading activities of the directors and their affiliated clearing firms, relationships with our exchanges and other payment activities as part of its independence determination. The nominating and governance committee and the board noted that all payments relating to trading fees were made in the ordinary course of our business, were on terms consistent with those prevailing at the time for corresponding transactions by similarly situated unrelated third parties and all but one were under the applicable payment thresholds.

After considering information provided by our current directors and other nominees in our annual questionnaires, the payments made to us relating to trading activities, as well as additional information gathered by our office of the secretary, the nominating and governance committee recommended, and the board determined, that all current directors and nominees for Equity and Class B directors be classified as independent, except for Messrs. Duffy and Durkin based on their employment relationships with CME Group, and Mr. Dennis based on the amount of payments made to us by his employer which exceeded 5% of our consolidated gross revenues. In addition, the board had previously determined that Gedon Hertshten and Ronald A. Pankau, who each retired from the board effective May 6, 2020, were independent and that Michael A. Spencer who also retired from the board effective May 6, 2020, was not independent based on his employment relationship with CME Group.

PUBLIC DIRECTORS

As the parent company of four self-regulatory organizations, we are required to ensure we meet the core principles of the CFTC which, among other things, require that we have processes and procedures to address potential conflicts of interest that may

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Corporate Governance (Continued)

arise in connection with the operation of our exchanges. Significant representation of individuals who do not have relationships with our exchanges, referred to as “public directors” in the CFTC regulations, play an important role in our processes to address potential conflicts of interest. The board has assessed which directors would be considered public directors based upon their lack of relationship with our exchanges and the industry per the CFTC regulations. The following individuals meet the definition of “public director:”

Timothy S. Bitsberger Dennis H. Chookaszian Ana Dutra Larry G. Gerdes Daniel R. Glickman Daniel G. Kaye	Phyllis M. Lockett Deborah J. Lucas Terry L. Savage Rahael Seifu Dennis A. Suskind

Additionally, our market regulation oversight committee is composed solely of public directors.

BOARD LEADERSHIP STRUCTURE

Mr. Duffy has served as our Chairman and Chief Executive Officer since 2016. Our board recognizes the importance of a strong independent board leadership and has had an independent lead director role in place since 2013. In addition to the independent Lead Director, more than a majority of our active board members are considered independent. Mr. Glickman has served as our independent Lead Director since 2020. The independent Lead Director is appointed by the board based on the recommendation of the nominating and governance committee for a one-year term. CME Group’s corporate governance principles outline the following responsibilities for the independent Lead Director:

•	Presides at meetings of the board if the Chairman is unavailable and at executive sessions of the board’s independent directors.

•	Presides at the board’s annual evaluation of the Chairman’s achievement of his goals and objectives.

•	Communicates to the Chairman the results of meetings at which he presides.

•	Receives direct communications from directors and/or shareholders in cases where the Chairman is unavailable or where direct communication with the Chairman may not be appropriate.

•	Confers with the Chairman, in the Chairman’s discretion, in regard to board agendas, scheduling and information distribution.

•	Has the authority to call a special meeting of the board in accordance with our bylaws.

•	Serves as a member of the nominating and governance committee.

Our governance documents provide the board with the flexibility to select the appropriate leadership structure for CME Group. In making leadership determinations, the board considers many factors, including the specific needs of the business and what is in the best interests of our shareholders. A combined Chairman and Chief Executive Officer position provides us with a single leader who communicates the company’s business and strategy to our shareholders, customers, employees, regulators and the public. The board believes its current leadership structure allows it to effectively operate, represent the rights of our shareholders and create long-term value and provides a well-functioning and effective balance between strong management leadership and appropriate safeguards and oversight by an independent Lead Director and non-employee board members. The board reserves the right to make changes to its governance structure in the future as it deems appropriate.

BOARD’S ROLE IN RISK OVERSIGHT

While senior management has primary responsibility for managing the company’s risk on a day-to-day basis, the board has responsibility for overseeing our risk management activities and the overall programs designed to identify, assess, manage and monitor risks and opportunities as evaluated through our Enterprise Risk Management (ERM) program. The board oversees the business of the company, including the risk management programs and results, with the goal of serving the long-term interests of

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Corporate Governance (Continued)

our shareholders. The board has an active role, as a whole and also at the committee level, in overseeing management of our risks, with its focus on the particular risks facing the company.

Our business exposes us to risks that we organize under six key themes: clearing, compliance, financial, operational, reputational, and strategic & commercial. Our ERM program promotes and facilitates the evolution and alignment of consistent and transparent risk management practices at CME Group. Through the ERM program, we provide a comprehensive review of our risk management practices and endeavor, in an ongoing manner, to provide assurances that the enterprise risks are identified, assessed, measured, prioritized and reported by management responsible for the respective risks.

The risk committee is primarily responsible for reviewing, assessing and providing oversight of our risk management practices with respect to those risks enumerated in its charter and assisting the board in its oversight of the effectiveness of our policies and processes to identify, manage and plan for risks. The risk committee approves the ERM framework, the risk universe and reviews and recommends to the board the various levels of acceptable appetite for managing key risks associated with the company’s business and strategy. In addition to quarterly risk reports, the risk committee also receives quarterly reports on the control functions relating to information security (including cyber risks), compliance (including our data privacy program) and business continuity.

The board also assigns oversight of risks to other committees, such as the clearing house oversight and compensation committees. This structure is designed to increase the effectiveness of our board’s oversight by taking into account the background and experience of the members on various board committees, including their interactions with management. Each committee reports on its activities to the full board. The appendix to the charter of the risk committee provides additional detail on the allocation of risk oversight responsibilities to the various committees. The charter for the risk committee is available on our website.

Our universe of risks is reported to the board and senior management on a quarterly basis along with updates on any developments that could affect our risk profile or other aspects of our business. Risk management and mitigation is ongoing, and the importance assigned to identified risks can change and new risks can emerge during the year as the company develops and implements its strategy.

Our ultimate objective is to help preserve and protect our enterprise value and to help increase the likelihood of achieving our objectives while maintaining or enhancing our reputation. In doing so, the board understands it may not be practicable or cost-effective to eliminate or mitigate certain risks, that it may be necessary to accept certain risks to achieve our goals and objectives and that the processes, procedures and controls employed to address certain risks may be limited in their design of their effectiveness.

EXECUTIVE SESSIONS

Our corporate governance principles require our independent directors to meet in executive session (without management and non-independent directors) on a quarterly basis. These sessions are chaired by the independent Lead Director. The chair of the executive session may, at his discretion, invite our Chairman and Chief Executive Officer, other non-independent directors or other members of management to participate in a portion of such executive session, as appropriate.

ANNUAL ASSESSMENT OF BOARD, COMMITTEE AND INDIVIDUAL DIRECTOR PERFORMANCE

Our board is committed to annual evaluations of itself, its committees and its directors to review its own performance, structure and processes in order to assess how effectively it is functioning. The assessment is implemented and administered by the nominating and governance committee. In 2020, the evaluation process included interviews conducted by the nominating and governance committee and a written evaluation. In 2019, the Lead Director conducted interviews with each individual director. Additionally, all of our committees, except for the executive committee, conduct an annual written self-assessment.

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Corporate Governance (Continued)

DIRECTOR ORIENTATION AND CONTINUING EDUCATION

All new directors participate in a comprehensive director orientation process to ensure a general working knowledge of our company and a successful integration onto the board of CME Group. They are provided materials that include historical company documents, a full year of board materials, financials, leadership bios, board administrative guidelines and other relevant information. Our key business leaders meet with the new board members to provide an overview of their areas.

CME Group encourages director participation in continuing education programs and facilitates memberships with leading corporate governance organizations and periodicals.

REPORTING CONCERNS TO THE AUDIT COMMITTEE

Our audit committee has adopted procedures for the receipt of complaints relating to accounting, internal control over financial reporting and auditing matters. Such concerns may be made anonymously through our independent helpline provider where permitted by local law and any allegations relating to financial matters are automatically referred to the chairperson of the audit committee and will be handled in accordance with the adopted procedures. A copy of the procedures is available on our website.

CONTACTING THE BOARD OF DIRECTORS

Shareholders may contact the board of directors, including the Lead Director, a committee of the board or the independent directors as a group, by using the following address:

CME Group Inc.

Attn: Board of Directors c/o Office of the Secretary

Email: directors@cmegroup.com

All communications received will be compiled by the office of the secretary and submitted to the nominating and governance committee on a quarterly basis or more frequently as appropriate. Emails received via directors@cmegroup.com are screened for junk commercial email and general solicitations. If a communication does not involve an ordinary business matter as described below and if a particular director is named, the communication will be forwarded to that director.

In order to expedite a response to ordinary business matters, the nominating and governance committee has authorized management to receive, research and respond, if appropriate, on behalf of our directors, including a particular director or its non-executive directors, to any communication regarding a product of an exchange or transactions by a clearing firm or a member of an exchange, referred to as an “ordinary business matter.” Any director may review any such communication or response thereto.

SHAREHOLDER ENGAGEMENT

Shareholders who invest in our company and elect the board of directors are entitled to open and meaningful information about our business, strategies, corporate governance and senior management compensation practices so they can make informed decisions and knowledgeably participate in the proxy voting process. The board thoughtfully considers the opinions expressed by shareholders through their votes, periodic meetings and other communications and believes that shareholder engagement leads to enhanced governance practices. These engagements may cover governance, compensation and other matters to ensure that management and the board understand and address the issues that are important to our shareholders.

As owners of our company, you are encouraged to contact us through our provided communication channels to provide your feedback. If you have a corporate governance or compensation matter that you would like to discuss with the board or a particular committee, you may send an email to directors@cmegroup.com.

CORPORATE CITIZENSHIP & SUSTAINABILITY

At CME Group, we believe in advancing policies that strengthen the integrity of our global company – from workforce empowerment, to corporate stewardship, to community commitment and sustainable solutions.

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Corporate Governance (Continued)

It is our intent to enrich the broader conversation around environmental, social and governance (ESG) initiatives at CME Group and within our industry. Ultimately, we believe this will further strengthen trust in our organization among our key stakeholders and positively impact the communities in which we live and work.

To better integrate our longstanding philanthropic, sustainability and corporate responsibility efforts into a more cohesive and actionable strategic framework, we have committed to reporting on our ongoing ESG initiatives. Copies of our annual Corporate Citizenship & Sustainability Report are available on our website at www.cmegroup.com under the “Corporate Citizenship” link under the “About” tab.

Our executive committee oversees our overall strategy and disclosures with respect to ESG matters and receives updates from management on significant activities and initiatives relating to ESG matters.

BOARD COMMITTEES

The responsibilities of each committee composed entirely of board members are summarized in this proxy statement and described in more detail in each committee’s written charter. In addition, the board has established clearing house risk committees, which are designed to include key market participants as members. Copies of each committee charter are available on our website.

In the following descriptions, the chairperson is designated with a “C,” the independent members are designated with an “I,” public directors are identified with a “P,” and audit committee financial experts with an “F.” Members of the committee are listed as of the date of the proxy statement.

Audit Committee NUMBER OF MEETINGS IN 2020: 9

The audit committee is a separately-designated standing committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (Exchange Act), and assists the board in fulfilling its oversight responsibilities with respect to the integrity of our financial statements, the qualifications and independence of our independent registered public accounting firm, the performance of our internal audit functions and our external auditors and the effectiveness of our internal control over financial reporting.

The committee performs this function by monitoring our financial reporting process and internal control over financial reporting and by assessing the audit efforts of the external and internal auditors. The committee has ultimate authority and responsibility to appoint, retain, compensate, evaluate, and where appropriate, replace the external auditors.

Daniel G. Kaye (C,I,P,F) Dennis H. Chookaszian (I,P,F) Elizabeth A. Cook (I) Larry G. Gerdes (I,P,F) Deborah J. Lucas (I,P) Terry L. Savage (I,P) Dennis A. Suskind (I,P)
Clearing House Oversight Committee NUMBER OF MEETINGS IN 2020: 6

The committee assists the board in providing oversight of the risk management activities and the senior management of the clearing house, including oversight with respect to the effectiveness of the clearing house risk management program.

William R. Shepard (C,I) Michael G. Dennis Bryan T. Durkin Martin J. Gepsman (I) William W. Hobert (I) Howard J. Siegel (I) Robert J. Tierney Jr. (I)

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Corporate Governance (Continued)

Compensation Committee NUMBER OF MEETINGS IN 2020: 6

The compensation committee assists the board in fulfilling its responsibilities in connection with the compensation of board members and senior management and oversees the compensation programs for our employees. It performs this function by, among other things, establishing and overseeing our compensation programs, approving compensation for our executive officers, recommending to the board the compensation of board members who do not serve as our officers, overseeing the administration of our equity award plans and approving the filing of the Compensation Discussion and Analysis section, in accordance with applicable rules and regulations of the SEC, in our proxy statements.

Terry L. Savage (C,I,P) Timothy S. Bitsberger (I,P) Charles P. Carey (I) Elizabeth A. Cook (I) Ana Dutra (I,P) Daniel R. Glickman (I,P)
Executive Committee NUMBER OF MEETINGS IN 2020: 3

The executive committee exercises the authority of the board when the board is not in session, except in cases where action of the entire board is required by our articles of incorporation, bylaws or applicable law. The committee may also review and provide counsel to management regarding material policies, plans or proposals prior to submission of such items to the board. The committee also oversees our ESG matters. The composition of this committee is the Chairman and Chief Executive Officer and the other individuals who chair our Board committees and the CME Group Foundation.

Terrence A. Duffy (C)

Timothy S. Bitsberger (I,P)

Charles P. Carey (I)

Larry G. Gerdes (I,P,F)

Daniel R. Glickman (I,P)

Daniel G. Kaye (I,P,F)

Terry L. Savage (I,P)

William R. Shepard (I)

Dennis A. Suskind (I,P)

Finance Committee NUMBER OF MEETINGS IN 2020: 4
The finance committee assists the board in fulfilling its oversight responsibilities with respect to our financial policies, strategies, capital structure and annual operating and capital budget.	Larry G. Gerdes (C,I,P,F) Charles P. Carey (I) Dennis H. Chookaszian (I,P,F) Deborah J. Lucas (I,P) Patrick J. Mulchrone (I) Rahael Seifu (I,P) Robert J. Tierney Jr. (I)
Market Regulation Oversight Committee NUMBER OF MEETINGS IN 2020: 6

The market regulation oversight committee assists the board with its oversight of the operation of our four exchanges that are self-regulatory organizations. The committee provides independent oversight of the policies and programs of such regulatory functions and their senior management and compliance officers to ensure effective administration of our self-regulatory responsibilities.

Timothy S. Bitsberger (C,I,P) Ana Dutra (I,P) Phyllis M. Lockett (I,P) Deborah J. Lucas (I,P) Dennis A. Suskind (I,P)

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Corporate Governance (Continued)

Nominating and Governance Committee AGGREGATE NUMBER OF MEETINGS IN 2020: 8

The primary purposes of the committee are to (i) identify individuals qualified to become Equity directors, consistent with the criteria established by the board, and to recommend such nominees for election; (ii) consider individuals qualified to become Class B directors; (iii) oversee the company’s policies, procedures and practices in the area of corporate governance, including its corporate governance principles; (iv) recommend and oversee the evaluation process utilized by the board to evaluate its performance as well as the performance of its committees and individual directors; and (v) oversee succession planning for the company’s senior management, including its Chairman and Chief Executive Officer.

Daniel R. Glickman (C,I,P) Martin J. Gepsman (I) Larry G. Gerdes (I,P,F) Phyllis M. Lockett (I,P) Dennis A. Suskind (I,P)
Risk Committee NUMBER OF MEETINGS IN 2020: 5

The risk committee assists the board in reviewing, assessing and providing oversight of the company’s risk management practices in its oversight of the effectiveness of the company’s policies and processes to identify, manage and plan for its clearing, compliance, financial, operational, reputational and strategic risks as described in more detail on pages 25-26.

Dennis A. Suskind (C,I,P) Timothy S. Bitsberger (I,P) Ana Dutra (I,P) Daniel G. Kaye (I,P,F) Phyllis M. Lockett (I,P) Patrick W. Maloney (I) William R. Shepard (I) Howard J. Siegel (I)

30	Notice of Annual Meeting of Shareholders and 2021 Proxy Statement

ITEM 2—Ratification of the Appointment of Ernst & Young LLP as our Independent Registered Public Accounting Firm for 2021

You are being asked to vote on the ratification of the appointment of Ernst & Young to serve as our independent registered public accounting firm for 2021. Ernst & Young served as our accounting firm for 2020.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2021

The audit committee has appointed Ernst & Young as CME Group’s independent registered public accounting firm for 2021. We are not required to have the shareholders ratify the selection of Ernst & Young as our independent auditor. We nonetheless are doing so because we believe it is a matter of good corporate practice. If the shareholders do not ratify the selection, the audit committee will reconsider whether or not to retain Ernst & Young, but may choose to retain such independent auditor. Even if the selection is ratified, the audit committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interest of CME Group and its shareholders. Representatives of Ernst & Young will be present at the 2021 virtual annual meeting, will have the opportunity to make a statement, and will be available to respond to appropriate questions by shareholders. In connection with the audit of our 2020 financial statements, we entered into an engagement letter with Ernst & Young, which sets forth the terms by which Ernst & Young would perform audit services for us and which did not include any limitations of liability for punitive damages. We expect to enter into a similar engagement letter with Ernst & Young for 2021.

Ernst & Young has served as the company’s auditor since 2002. In accordance with its charter, the audit committee considers annually whether there should be a rotation of the independent auditor. In determining whether to continue the retention of Ernst & Young as our independent auditor, the audit committee considers factors such as:

•	Ernst & Young’s independence and objectivity;

•	Ernst & Young’s and the lead engagement partner’s capability and expertise in handling the breadth and complexity of our business; and

•	historical and recent performance of Ernst & Young, including the extent and quality of communications with members of the audit committee.

The audit committee is involved in the selection of Ernst & Young’s lead engagement partner and ensures that the lead partner’s engagement is limited to no more than five consecutive years, in accordance with SEC rules. The current Ernst & Young engagement partner was designated commencing with the 2020 audit and is eligible to serve in that capacity through the end of the 2024 audit.

The audit committee has determined that it is in the best interest of the company and its shareholders to continue the engagement with Ernst & Young and recommends that shareholders ratify the appointment.

THE AUDIT COMMITTEE HAS PRE-APPROVAL PROCESSES FOR NON-AUDIT SERVICES

The audit committee is responsible for the appointment, retention, compensation and oversight of our independent registered public accounting firm. The audit committee has adopted policies and procedures for pre-approving all services (audit and non-audit) performed by our independent registered public accounting firm. In accordance with such policies and procedures, the audit committee is required to pre-approve all audit and non-audit services to be performed by the independent registered public accounting firm in order to ensure that the provision of such services is in accordance with the rules and regulations of the SEC and does not impair the registered public accounting firm’s independence. Under the policy, pre-approval is generally provided for up to one year, any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. In addition, the audit committee may pre-approve additional services on a case-by-case basis. The audit committee has delegated specific pre-approval to the chairperson of the audit committee, provided the estimated fee of the proposed service does not exceed $100,000. The chairperson also has the authority to approve any actual or expected cost overruns relating to any pre-approved services provided the additional fees do not exceed $100,000. The chairperson must report any decisions made pursuant to these delegations to the audit committee at its next scheduled meeting. Periodically, but not less than quarterly, our controller provides the audit committee with a report of audit and non-audit services provided and expected to be provided by the independent registered public accounting firm. A copy of our audit and non-audit services policy is available on our website.

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ITEM 2—Ratification of the Appointment of Ernst & Young LLP as our Independent Registered Public Accounting Firm for 2021 (Continued)

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Fees paid to Ernst & Young for each of the last two fiscal years are listed in the following table.

Service Provided	2020	2019
Audit(1)	$8,167,509	$8,090,281
Audit-Related Fees(2)	—	—
Tax Fees(3)	270,372	246,932
All Other Fees(4)	—	—
Total	$8,437,881	$8,337,213

(1)

Fees for professional services rendered for the integrated audit of the consolidated financial statements of CME Group and, as required, audits of various domestic and international subsidiaries and other agreed-upon procedures.

(2)	Fees for assurance and related services, including consultation on accounting and internal control matters, financial compliance reports and agreed-upon procedures not required by regulation.

(3)

Fees for services rendered for tax return preparation, tax advice and other international, federal and state projects. In 2020 and 2019, tax compliance and preparation fees were $12,500 and $13,499, respectively.

(4)	Fees for services not included in the foregoing categories.

The audit committee has considered whether the provision of non-audit services is compatible with maintaining the registered public accounting firm’s independence. All of the projects included in the foregoing fee table were pre-approved by the audit committee in accordance with our audit and non-audit services policy.

AUDIT COMMITTEE FINANCIAL EXPERTS

The board has determined that Messrs. Chookaszian, Gerdes and Kaye each meet the SEC’s definition of an audit committee financial expert.

REQUIRED VOTE

This item must receive a “FOR” vote from the holders of a majority of the shares of our Class A and Class B common stock present at the meeting, either virtually or represented by proxy, and entitled to vote on this matter at the annual meeting, voting together as a single class, to ratify the appointment.

32	Notice of Annual Meeting of Shareholders and 2021 Proxy Statement

Report of the Audit Committee

ROLES AND RESPONSIBILITIES. The audit committee reviews CME Group’s financial reporting process on behalf of the board. Management has the primary responsibility for establishing and maintaining adequate internal financial controls, for preparing the financial statements and for the public reporting process. Ernst & Young, our company’s independent registered public accounting firm for 2020, is responsible for expressing opinions on the conformity of the company’s audited financial statements with generally accepted accounting principles and on the company’s internal control over financial reporting. A copy of the audit committee charter, which has been adopted by our board of directors and further describes the role of the audit committee in overseeing our financial reporting process, is on our website under Investor Relations—Corporate Governance—Board Committees.

REQUIRED DISCLOSURES AND DISCUSSION. The audit committee has reviewed and discussed with management and Ernst & Young the audited financial statements for the year ended December 31, 2020 and Ernst & Young’s evaluation of the company’s internal control over financial reporting. The committee has also discussed with Ernst & Young the matters that are required to be discussed under the applicable requirement of the Public Company Accounting Oversight Board (PCAOB) and the SEC. Ernst & Young has provided to the committee the written disclosures and the PCAOB-required letter regarding its communications with the audit committee concerning independence, and the committee has discussed with Ernst & Young that firm’s independence. The committee has concluded that Ernst & Young’s provision of audit and non-audit services to CME Group is compatible with Ernst & Young’s independence. The audit committee regularly meets with the independent auditor, both in regular session and in executive session, to discuss our financial reporting processes, internal controls, required communications to the audit committee, the critical audit matters arising from the current period audit of the financial statements, fraud risks and any other matters that the committee or the independent auditor deem appropriate.

AUDIT COMMITTEE RECOMMENDS INCLUDING THE FINANCIAL STATEMENTS IN THE ANNUAL REPORT. Based on the review and discussions referred to above, the audit committee recommended to the board that the audited financial statements for the year ended December 31, 2020 be included in our 2020 Annual Report on Form 10-K for filing with the SEC. This report is provided by the following independent directors, who currently comprise the audit committee:

The Audit Committee—2020

Daniel G. Kaye, Chairperson

Dennis H. Chookaszian

Elizabeth A. Cook

Larry G. Gerdes

Deborah J. Lucas

Terry L. Savage

Dennis A. Suskind

Notice of Annual Meeting of Shareholders and 2021 Proxy Statement	33

ITEM 3—Advisory Vote on the Compensation of our Named Executive Officers

You are being asked to vote on a non-binding advisory proposal on our executive compensation program for our named executive officers as described in our Compensation Discussion and Analysis beginning on page 43 and Executive Compensation tables beginning on page 60.

OUR BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ADVISORY PROPOSAL ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

FACTORS TO CONSIDER

The board and the compensation committee are committed to sound governance practices and recognize the interest our shareholders have expressed in CME Group’s executive compensation program. As part of that commitment, and pursuant to Section 14A of the Exchange Act, our shareholders are being asked to approve an advisory resolution on the compensation of the named executive officers, as reported in this proxy statement.

This proposal, commonly known as the “say-on-pay” proposal, gives you the opportunity to endorse our 2020 executive compensation program and policies for the named executive officers through a vote “FOR” the approval of the following resolution:

RESOLVED, that the shareholders of CME Group approve, on an advisory basis, the compensation of CME Group’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC in the proxy statement for the CME Group 2021 annual shareholders meeting (which disclosure includes the Compensation Discussion and Analysis, the Executive Compensation tables and any related material).

We currently hold our advisory “say-on-pay” proposal every year. This vote is not intended to address any specific item of compensation, but rather our overall compensation policies and procedures relating to the named executive officers. Accordingly, your vote will not directly affect or otherwise limit any existing compensation or award arrangement of any of the named executive officers. Because your vote is advisory, it will not be binding on the board. The board and the compensation committee, however, will take into account the outcome of the “say-on-pay” vote when considering future compensation arrangements.

REQUIRED VOTE

This item must receive a “FOR” vote from the holders of a majority of the shares of our Class A and Class B common stock present at the meeting, either virtually or represented by proxy and entitled to vote on this matter at the annual meeting, voting together as a single class, to be approved.

34	Notice of Annual Meeting of Shareholders and 2021 Proxy Statement

ITEM 4—Election of Class B-1, Class B-2 and Class B-3 Directors

Our Class B-1 shareholders are being asked to vote for three Class B-1 directors, our Class B-2 shareholders are being asked to vote for two Class B-2 directors and our Class B-3 shareholders are being asked to vote for one Class B-3 director.

Each Class B director’s term will last until the 2022 annual meeting. If you own more than one share of Class B-1, Class B-2 or Class B-3 common stock, you must vote each class of your Class B-1 shares, Class B-2 shares and/or Class B-3 shares the same way. You may not split your vote. If you do so, your vote will be invalid.

In order to hold a valid election of the Class B director(s) elected by a particular class, a quorum of that class (holders of at least one-third of the outstanding shares of that class) must be present, either virtually or represented by proxy, at the annual meeting. From time to time, at the time of the annual meeting, the quorum required for a particular class was not satisfied. At the 2020 annual meeting, there was no quorum for the Class B-3 proposal. In the absence of a quorum, no valid election can take place under our charter and bylaws. As a consequence, the Class B director(s) serving on the board of the affected class at the time of the annual meeting would become “holdovers” under Delaware law and our bylaws, and would continue to serve until their successor(s) are duly elected at the 2022 annual meeting or their earlier resignation or removal. Ms. Cook is currently a holdover from her valid election at the 2018 annual meeting.

CLASS B DIRECTOR NOMINEES

Ages of the nominees are as of March 8, 2021, and the nominee’s trading badge symbol is shown in parenthesis.

THE NOMINATING AND GOVERNANCE COMMITTEE APPROVED THE FOLLOWING THREE NOMINEES FOR THE THREE CLASS B-1 DIRECTOR POSITIONS AND IS RECOMMENDING THAT CLASS B-1 SHAREHOLDERS VOTE “FOR” ALL THREE OF THE NOMINEES.

CLASS B-1 DIRECTOR NOMINEES (Class B-1 Shares only)

Vote “FOR” up to three nominees to be elected to the board of directors.

William W. Hobert (WH) Director since: 2018, 2015-2017 Age: 57

Mr. Hobert founded WH Trading, LLC, a proprietary options and futures trading firm, in 1998. WH Trading serves as a market maker and liquidity provider in numerous asset classes at CME in both its open outcry and electronically traded markets. From 1988 to 1994, Mr. Hobert worked for Cooper-Neff and Associates as an FX options market maker on the floor of CME and in over-the-counter markets. In 1994, he founded Hobert Trading Inc., which is currently a member of WH Trading, LLC.

Mr. Hobert has over three decades of industry experience as an open outcry market maker, electronic options and futures trader, company founder and owner of WH Trading. In his role there, he oversees the technology, risk management, operations and strategy development of the firm. He led WH Trading’s transition to a technology firm with the build of an electronic, automated trading operation. His career also includes government advocacy relating to the industry, including informal sessions with the SEC and CFTC Commissioners, House and Senate Committees and Congressional Leadership.

• Global Financial Services • Innovation and Strategy • Government Relations/Regulatory/Public Policy • Leadership • Risk Oversight and Risk Management	• Technology & Information Security • Ethics and Integrity • Independent • Fresh Perspective

Notice of Annual Meeting of Shareholders and 2021 Proxy Statement	35

ITEM 4—Election of Class B-1, Class B-2 and Class B-3 Directors (Continued)

Patrick J. Mulchrone (PJM) Director since: 2020, 1998-2001, 1991-1997 Age: 63

Mr. Mulchrone has been a member of CME since 1980. He previously served as a member of our board from 1991 to 2001, including holding the position of Vice Chairman. Mr. Mulchrone served as a filling order broker in the Eurodollar pit until 2004. Mr. Mulchrone has been an independent trader from 2004 to present. Mr. Mulchrone is a founder of Advantage Futures (2003). He served as a member of the board of directors of Standard Bank & Trust until its sale in 2017. He serves as the Vice Chairman of our political action committee and has served on the Class B-2 nominating committee. Mr. Mulchrone received a B.S. in Accounting from Western Illinois University.

Mr. Mulchrone brings more than 40 years of experience in the futures industry. In 2003, he founded Advantage Futures LLC, which has become one of the highest volume futures clearing firms in the industry with a diverse and expanding client base. Mr. Mulchrone’s career also included his service on the board of governors at CME during the time when we transitioned from a member-owned and run exchange to our for-profit organization. His career also includes service on the board of directors of the Standard Bank and Trust (2001 to 2017) where he was part of team that grew the assets fourfold to $2.5 billion. In 2017, Mr. Mulchrone was part of the team that led the successful sale of Standard Bank.

• Global Financial Services • Innovation and Strategy • Transactions (M&A)	• Ethics and Integrity • Independent • Fresh Perspective

Robert J. Tierney (RJT) Director since: 2019 Age: 45

Mr. Tierney has been an active independent trader and a member of the CME and CBOT since 2000 and COMEX since 2021. Currently, Mr. Tierney is a managing member and owner of Kore Trading LLC, a registered member firm holding multiple memberships on CME and CBOT. He actively trades and mentors college graduates in the mechanics of spread trading across multiple asset classes. Mr. Tierney also has served as a CME committee member of the business conduct committee since 2012. Previously, he was a managing partner at AlphaBit Trading LLC from 2012-2018.

Through his ownership and management of Kore Trading, Mr. Tierney brings his electronic trading background, knowledge of technology and management experience. Kore Trading is a technology-driven proprietary trading firm. Its trading infrastructure reaches globally covering derivatives and securities of a myriad of asset classes.

• Global Financial Services • Innovation and Strategy • Leadership • Risk Oversight and Risk Management	• Technology & Information Security • Ethics and Integrity • Independent • Fresh Perspective

REQUIRED VOTE

The three nominees for Class B-1 director receiving the highest number of “FOR” votes will be elected.

36	Notice of Annual Meeting of Shareholders and 2021 Proxy Statement

ITEM 4—Election of Class B-1, Class B-2 and Class B-3 Directors (Continued)

THE NOMINATING AND GOVERNANCE COMMITTEE APPROVED THE FOLLOWING FOUR NOMINEES FOR THE TWO CLASS B-2 DIRECTOR POSITIONS. THE COMMITTEE DETERMINED THAT EACH INDIVIDUAL NOMINEE BRINGS THE APPROPRIATE SKILLS AND EXPERIENCE TO THE BOARD. IT IS RECOMMENDED THAT CLASS B-2 SHAREHOLDERS VOTE “FOR” UP TO TWO OF ANY OF THE FOLLOWING NOMINEES.

CLASS B-2 DIRECTOR NOMINEES (Class B-2 shares only)

Vote “FOR” up to two nominees to be elected to the board of directors.

Michael G. Dennis (MKI) Director since: 2020 Age: 40

Mr. Dennis started his career in the derivatives industry working for a proprietary trading firm as a liquidity provider trading back-month Eurodollar futures and U.S. cash government securities. Currently, Mr. Dennis is a Principal and the Chief Commercial Officer of ABN AMRO Clearing Chicago; one of the largest global futures clearing firms. Prior to ABN AMRO, Mr. Dennis was a Director at Societe Generale focused on Prime Brokerage and Clearing Services. Mr. Dennis is a member of the CME and CBOT and currently serves on the business conduct committee. He previously served on our probable cause committee. Mr. Dennis is a graduate of Marquette University with a Bachelor of Science in Finance and holds Series 3, 63, 7 and 24 licenses. Mr. Dennis also devotes time to external activities such as Misericordia Heart of Mercy, Danny Did Foundation, A Leg to Stand on and CURE (Citizens United for Research in Epilepsy).

Mr. Dennis has been involved in the financial services industry for the past 20 years. Currently, Mr. Dennis is the Chief Commercial Officer of ABN AMRO Clearing Chicago, LLC. As part of his current role, Mr. Dennis is responsible for many of the strategic decisions at the firm, as well as innovation around new products and service enhancements. He also serves on the firm’s management team, which is responsible for the firm’s operations and performance. Mr. Dennis is also member of the firm’s business crisis team, where he has gained experience in monitoring and addressing crisis events, including the processes for fallback mode, repair, analyze and resolve, stand down procedure and resumption of business as usual. As an employee of ABN AMRO Clearing Chicago, LLC, Mr. Dennis is required to participate in monthly, quarterly and annual training and testing as it relates to cybercrimes, various industry rules and regulations and potential threats to the firm’s infrastructure. As a former trader, he has gained an understanding of a variety of trading technologies and controls as well as a deep understanding of market structure.

• Global Financial Services • Innovation and Strategy • Leadership • Risk Oversight and Risk Management	• Technology & Information Security • Ethics and Integrity • Fresh Perspective

Notice of Annual Meeting of Shareholders and 2021 Proxy Statement	37

ITEM 4—Election of Class B-1, Class B-2 and Class B-3 Directors (Continued)

Yra G. Harris (YRA) Previous service as a director: 2019 to 2020, 1997-2003 Age: 67

Mr. Harris has over 44 years of experience in all areas of commodity trading, with broad expertise in cash currency markets. He is currently actively trading as a macro-global trend trader. Mr. Harris is a regular guest analyst on Currency & Global Interest Markets on Bloomberg and CNBC. He was a member of the Financial Products Advisory Committee of the CFTC from 1992 to 1997. Over the years, Mr. Harris has served as an order filler in currencies, on the Globex Screen Design Task Force, and as a key member of the strategic planning committee with responsibility to facilitate the demutualization of CME. He served as Chairman of the Class B-2 nominating committee for three terms, served on many CME functional committees, including currency task force review group, business conduct, floor practices (disciplinary), computer trade reconstruction, ad hoc dual trading and financial instruments steering committee.

Mr. Harris’ career also includes serving on the board of governors at CME during the transition from a member owned exchange to a publicly traded company. He has managed daily operations for several firms and served as a commodity trading advisor, representing investors nationwide. Mr. Harris is the only floor trader that has sat on a CFTC oversight committee. Twice a week he writes a blog, providing analysis on global bonds, currencies and commodities, read by over 7,000 people worldwide.

• Global Financial Services • Innovation and Strategy • Government Relations/Regulatory/Public Policy • Risk Oversight and Risk Management	• Ethics and Integrity • Independent • Fresh Perspective

Patrick W. Maloney (PAT) Director since: 2020 Age: 59

Mr. Maloney has been a member of CME since 1985. Mr. Maloney has served as an independent floor broker in the Eurodollar option pit from 2007 to present. Mr. Maloney has served on numerous CME functional committees: pit committee 1997-1999, nominating committee 1995-1996, arbitration committee 1994-1995, booth space committee 1992-1996 and floor practices committee 1995-1997. Mr. Maloney currently serves on our political action committee.

Mr. Maloney has served as a full-time floor trader and broker since 1985. Through this experience, he brings to the board his views as an active market participant and can convey the valuable perspective from the traders he interacts with on a daily basis. Over his career, he has served on numerous exchange-related committees.

• Global Financial Services • Innovation and Strategy • Ethics and Integrity	• Independent • Fresh Perspective

38	Notice of Annual Meeting of Shareholders and 2021 Proxy Statement

ITEM 4—Election of Class B-1, Class B-2 and Class B-3 Directors (Continued)

John (Jack) D. Newhouse Jr. (JDN) Director since: N/A Age: 42

Mr. Newhouse is a partner at Gator Trading Partners, LLC where he started in 2003. Gator is a proprietary futures trading firm that is actively involved in most of CME’s markets. In 2014, Mr. Newhouse founded Night Crawlers, a multi-strategy equities trading firm he currently manages today. Mr. Newhouse began his career as a runner in the Eurodollar pit, followed by two years on Credit Suisse First Boston’s listed block trading desk. He received a B.S. in Economics from Duke University, where he was captain of the swim team.

Over the past two decades, Mr. Newhouse has traded interest rates, grains, energy, meats, and metals for Gator Trading. Mr. Newhouse participates on the CME PAC board, spending time with government officials both at the state level as well as in Washington. Mr. Newhouse has served on the Board of the Lewin fund to Fight Women’s Cancers since 2014.

• Global Financial Services • Innovation and Strategy • Leadership • Risk Oversight and Risk Management	• Ethics and Integrity • Independent • Fresh Perspective

REQUIRED VOTE

The two nominees for Class B-2 director receiving the highest number of “FOR” votes will be elected.

Notice of Annual Meeting of Shareholders and 2021 Proxy Statement	39

ITEM 4—Election of Class B-1, Class B-2 and Class B-3 Directors (Continued)

THE NOMINATING AND GOVERNANCE COMMITTEE APPROVED THE FOLLOWING NOMINEE FOR THE ONE CLASS B-3 DIRECTOR POSITION AND IS RECOMMENDING THAT CLASS B-3 SHAREHOLDERS VOTE “FOR” SUCH NOMINEE.

CLASS B-3 DIRECTOR NOMINEE (Class B-3 shares only)

Vote “FOR” one nominee to be elected to the board of directors.

Elizabeth A. Cook (LZY) Director since: 2015 Age: 60

Ms. Cook has been a member of CME since 1983, starting her career in 1978 as a runner for Clayton Brokerage Inc. She is a member of the board’s compensation and audit committees. Ms. Cook actively participates as co-chair of the CME arbitration and floor conduct committees and serves on the board of the CME Gratuity Fund. In addition, she serves on CME’s membership and business conduct committees and continues her involvements as a CME political action committee member. Ms. Cook is the founder and owner of MiCat Group LLC, a firm specializing in option execution services focusing on equities, FX and interest rates. She also serves as president of Lucky Star LLC, a commercial property management company. Ms. Cook is also on the board of Women in Listed Derivatives and Associated Colleges of Illinois. Her external activities include NACD Governance Fellow and completion of its Director Professionalism course, member of Business Executives for National Security, Ambassador of the Navy Seal Foundation, Ambassador for The ALS Association Greater Chicago Chapter and an active supporter of Honor Flight Chicago. Ms. Cook has participated in numerous risk and audit educational programs and as a long-time market participant has significant risk management experience.

Ms. Cook brings her experience as a member of our Exchange since 1983 with a focus on our options complex, particularly FX and Eurodollar options. Through her service on our disciplinary committees, Ms. Cook has gained insight into hearing and reviewing disciplinary charges and determining appropriate action. Ms. Cook, as a long-time user of our markets, has gained an understanding of our customer-facing systems and controls. Through her participation in the NACD’s educational program, she has been recognized as a Governance Fellow gaining insight into best practices relating to corporate governance and board operations.

• Global Financial Services • Innovation and Strategy • Corporate Governance	• Ethics and Integrity • Independent

REQUIRED VOTE

The nominee for Class B-3 director receiving the highest number of “FOR” votes will be elected.

40	Notice of Annual Meeting of Shareholders and 2021 Proxy Statement

Compensation Committee Matters

This section provides an overview of the role and responsibility of our compensation committee. We have an executive compensation program that is designed to tie pay to performance, balance rewards with prudent business decisions and risk management, and focus on both annual and long-term performance for the benefit of our shareholders. In designing our program, we also take into consideration our unique role in the financial services industry.

OUR COMPENSATION COMMITTEE PROVIDES OVERSIGHT OF OUR COMPENSATION PROGRAM FOR OUR SENIOR MANAGEMENT GROUP

The compensation committee is composed of six independent directors. The primary responsibilities of the compensation committee are to review and approve compensation arrangements for our senior management group (our Chairman and Chief Executive Officer and the other members of our management team), to review and recommend compensation arrangements for the board of directors, to adopt incentive compensation plans in which senior management is eligible to participate and to oversee matters relating to employee compensation, employee benefit plans and employee incentive programs. A complete description of the committee’s responsibilities may be found in its charter, a copy of which is on our website.

There were six meetings of the committee in 2020. The committee typically meets in executive session for a portion of each regular committee meeting and may include members of management as appropriate. The committee provides regular reports to the board of directors on its activities.

THE COMMITTEE CONSIDERS THE RECOMMENDATIONS OF OUR CHAIRMAN AND CHIEF EXECUTIVE OFFICER IN APPROVING COMPENSATION FOR OUR OTHER EXECUTIVE OFFICERS

The committee is solely responsible for approving the compensation of our executive officers. The committee, however, takes into consideration the recommendations of our Chairman and Chief Executive Officer in approving compensation for executive officers, other than himself.

THE COMMITTEE DELEGATES AUTHORITY TO OUR CHAIRMAN AND CHIEF EXECUTIVE OFFICER ON A LIMITED BASIS SUBJECT TO PRE-ESTABLISHED CRITERIA

Subject to pre-established guidelines for individual awards and aggregate value limitations, the committee delegates authority to the individual in the role of Chief Executive Officer to approve salary increases, equity awards and annual cash bonus awards for employees other than the executive officers. The committee reviews annual reports on the use of such delegation.

OUR PROGRAM IS DESIGNED TO CREATE LONG-TERM SHAREHOLDER VALUE WHILE DISCOURAGING EXCESSIVE RISK TAKING

We realize that it is not possible to grow and enhance long-term shareholder value without assuming some level of risk. This is true whether we decide to make an acquisition, introduce a new product or change our corporate strategy. Our compensation program is designed to provide appropriate incentives for creating long-term shareholder value and delivering on our financial and strategic goals while discouraging excessive risk taking.

Several elements of our program, which are discussed in more detail in the Compensation Discussion and Analysis section beginning on page 43, are designed to promote the creation of long-term value and thereby discourage behavior that leads to excessive risk taking. The following are the key elements of our program designed to address compensation risk:

•	We utilize a mix of both fixed and variable compensation. Our fixed pay is intended to provide a stable income.

•

A significant portion of our senior management group compensation is composed of long-term equity incentives and the senior management group is also subject to company stock ownership guidelines based on their level of responsibility.

•

Our annual cash bonus plan for our senior management group and other senior employees as currently in effect will not pay out in the event we fail to achieve cash earnings at or above the threshold level of performance.

Notice of Annual Meeting of Shareholders and 2021 Proxy Statement	41

Compensation Committee Matters (Continued)

•	We set maximum guidelines for annual incentive and long-term incentive awards, thereby establishing and communicating potential payouts.

•

All compensation of our senior management group is subject to the approval of the compensation committee, which includes the ability to decrease an award for failure to perform or inappropriate risk taking.

•

We have adopted a recoupment policy, whereby employees at the level of managing director and above may be required to repay any previously granted annual bonus awards to the extent that all or a portion of such individual’s award was not actually earned due to a restatement of our financial results with the outcome being the achievement of the related performance metric was less than previously reported.

•

We prohibit all of our employees and board members from engaging in any derivative transactions in our securities (hedging the economic risk of their ownership of our stock) and have adopted a policy restricting the pledging of our Class A shares by our board members and executive officers.

•

As discussed below, the committee engages its independent compensation consultant to advise on executive compensation best practices and to provide counsel as it considers executive compensation programs and arrangements, as it deems appropriate.

OUR COMPENSATION COMMITTEE HAS ITS OWN INDEPENDENT COMPENSATION CONSULTANT

The committee has engaged Meridian Compensation Partners, LLC to serve as its independent advisor. During 2020, Meridian provided information on trends in executive compensation as well as general executive compensation advice.

Management also engages its own consultants to provide advice as it relates to compensation programs. In 2020, management engaged Exequity LLP for information on executive compensation practices as well as technical guidance on executive compensation matters.

Such consultants may attend compensation committee meetings and provide advice to the compensation committee. The committee at its discretion may also include its independent advisor in such reviews and decision-making processes, meeting either jointly or separately from management and management’s consultant.

The committee has assessed the independence of the advisors it engaged in 2020 relative to the factors identified by the SEC and Nasdaq.

OUR COMPENSATION COMMITTEE IS COMPOSED OF INDEPENDENT MEMBERS WITH LIMITED RELATIONSHIPS WITH THE COMPANY (COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION)

During 2020, none of the members of the compensation committee had served at any time as an officer or employee of CME Group or received any compensation from us other than in the capacity as a member of the board or a committee. None of the members of the compensation committee has any relationship with us other than service as a director or member of one of our exchanges, except for Mr. Carey who paid fees indirectly to us relating to trading activity in excess of $120,000 during 2020. No interlocking relationship exists between the members of our board or the compensation committee and the board of directors or compensation committee of any other company.

42	Notice of Annual Meeting of Shareholders and 2021 Proxy Statement

Compensation Discussion and Analysis

This discussion provides you with a detailed description of our compensation program for our named executive officers. It also provides an overview of our compensation philosophy and our policies and programs, which are designed to achieve our compensation objectives, and an overview of our program as it relates to other members of our management team. These individuals along with our named executive officers are referred to as our senior management group.

KEY TOPICS COVERED IN OUR COMPENSATION DISCUSSION AND ANALYSIS

•	Opportunity for Shareholder Feedback, below

•	Executive Summary, page 44

•	Chief Executive Officer Total Pay vs. Performance, page 46

•	Philosophy and Objectives, page 47

•	Peer Group, page 49

•	Principal Elements of our Compensation Program, page 50

•	2020 Named Executive Officer Bonus Awards, page 52

•	2020 Named Executive Officer Equity Awards, page 54

•	Stock Ownership Guidelines, Hedging Policy, Tally Sheets and Recoupment Policy, pages 57-58

2020 NAMED EXECUTIVE OFFICERS
Terrence A. Duffy, Chairman and Chief Executive Officer
John W. Pietrowicz, Chief Financial Officer
Kevin D. Kometer, Chief Information Officer
Julie Holzrichter, Chief Operating Officer
Sunil K. Cutinho, President CME Clearing

For the biographies of our current executive officers, including the named executive officers, please see Item 1. Business — Human Capital Management — Information about our Executive Officers beginning on page 12 of our 2020 Annual Report on Form 10-K, filed with the SEC on February 26, 2021.

Opportunity for shareholder feedback

The compensation committee carefully considers feedback from our shareholders regarding the compensation program for our senior management group. At our 2020 annual meeting of shareholders, approximately 93% of shareholders voted FOR our non-binding advisory vote approving the compensation of our named executive officers. In addition to the perspective provided by the “say-on-pay” vote results, we consider feedback from shareholders on corporate governance, senior management compensation and other issues provided through our shareholder engagements throughout the year as discussed in more detail on page 27.

Shareholders who wish to directly communicate with members of the compensation committee may do so using directors@cmegroup.com as discussed on page 27 of this proxy statement.

You should read this section in conjunction with the advisory vote we are conducting on the compensation of our named executive officers under Item 3 on page 34 as it contains information that is relevant to your voting decision.

Notice of Annual Meeting of Shareholders and 2021 Proxy Statement	43

Compensation Discussion and Analysis (Continued)

EXECUTIVE SUMMARY

Our business

CME Group provides market participants worldwide the ability to efficiently manage risk across multiple asset classes, by trading futures, options, cash and over-the-counter (OTC) products. CME Group also offers a suite of products and services to optimize portfolios, achieve capital efficiencies and manage pre-trade and post-trade processes. Our customers can receive and analyze market data through multiple service offerings in real-time, historical and derived data formats. CME Group also offers industry-leading research and analytics tools to provide customers with market education resources.

For more information on our business, see Business and Management’s Discussion and Analysis of Financial Condition and Results of Operations in our Annual Report and the business highlights in the Summary Information on page 1.

2020 compensation highlights for our named executive officers

The compensation committee took the following compensation actions with respect to our named executive officers during 2020 or related to 2020 performance:

•

Entered into a revised employment agreement with Mr. Duffy in December 2019, extending his employment term to December 31, 2023 with increases to Mr. Duffy’s target annual bonus opportunity and target equity opportunity to be effective in 2020. The increase to Mr. Duffy’s incentive compensation was supported by the committee’s review of competitive benchmarking results, consultation with the committee’s consultant, is reflective of his long tenure and the company’s strong and sustained performance under his leadership and represents the only increase in his pay package since 2017. The full details of the revised employment agreement can be found on page 65.

•

Approved the compensation arrangement with Mr. Durkin for his role as Advisor, after the announcement that he was stepping down from his role as President effective in May 2020. The details of Mr. Durkin’s 2020 compensation can be found on page 71.

•

Awarded base salary increases to certain named executive officers in early 2020 to better align their compensation to market competitive levels as described on page 51. No salary increases were awarded to named executive officers in early 2021, consistent with the decision to forgo salary increases for all employees due to the challenging business conditions resulting from the COVID-19 pandemic.

•

Despite the challenging business conditions resulting from the COVID-19 pandemic, no changes were made to the design of the incentive compensation programs or any outstanding incentive awards applicable to our named executive officers in 2020.

•

For 2020, we set a cash earnings goal for the annual bonus program that required significant effort on behalf of our management. Consistent with 2019, we included a secondary bonus performance measure designed to motivate the achievement of our communicated run rate cost synergies related to the acquisition of NEX Group as described on page 52.

•

Awarded bonuses to our named executive officers in respect of 2020 based on our achievement of cash earnings at 101.3% of the target goal and in recognition of the attainment of run rate cost synergies in excess of the $110 million target for 2020 as described beginning on page 52.

•

Certified results for the September 2017 award of performance shares based on net income margin growth relative to the diversified financial services index of the S&P 500 and total shareholder return (TSR) relative to the S&P 500 for the 2018-2020 performance period. Due to strong achievement against both goals, 164.53% of the target number of shares were earned and became vested in March 2021 as described on page 55.

•

Awarded equity grants to our named executive officers in September 2020 to encourage longer-term retention while also increasing the focus on longer-term value creation. The 2020 equity awards were comprised of 50% time-vested restricted stock and 50% performance shares as described on page 54.

44	Notice of Annual Meeting of Shareholders and 2021 Proxy Statement

Compensation Discussion and Analysis (Continued)

•

Approved the continued use of the relative total shareholder return metric for performance share awards granted in 2020 and awarded performance shares to our named executive officers in September 2020 tied to our total shareholder return as compared to the S&P 500 measured over a three-year period (2021-2023) as described on page 54.

•

In 2020, at least 50% of target total compensation for each of our named executive officers was considered performance-based, as it was directly tied to cash earnings or relative stock performance goals.

Key elements of the program are designed to ensure pay for performance

Our overall goals and philosophy are complemented by several specific elements that are designed to align the compensation for our senior management group with our performance and position the company for creating long-term shareholder value including:

•

Our annual bonus is tied to our generation of cash earnings. To the extent we fail to achieve cash earnings at the threshold level, representing 25% below the target, no bonuses would be paid to our senior management group. The bonus opportunities for our named executive officers are set forth on page 52. We believe the cash earnings metric is a key component to measuring our growth and contributes directly to deriving value for our shareholders as it is the metric used for determining our regular quarterly dividend payments.

•

For 2020, to ensure focus on the attainment of our cost synergies associated with the NEX acquisition, we included a modifier to bonus funding designed to reduce bonus funding for management from the level derived by cash earnings results should our run rate synergy goal for the year not be attained. To the extent we fail to achieve the run rate cost synergies at the threshold level, representing 20% below the target, no bonuses would be paid to our senior management group.

•

The aggregate amount of our bonus pool is subject to an overall cap when we achieve cash earnings at the maximum level, representing 20% above the established target. We believe this cap provides transparency to our investors as to our compensation exposure and the expected expense is accrued on a quarterly basis based on actual cash earnings performance.

•

In addition to verifying the annual achievement of cash earnings for purposes of our bonus program, our compensation committee also considers other measures of our performance, such as our net income, total shareholder return, earnings per share and return on equity, as appropriate.

•

Our annual long-term incentive awards for our senior management group are comprised of 50% time-vested restricted shares and 50% performance shares. The performance shares have a three-year performance period with total shareholder return relative to the S&P 500 as the performance metric. This performance metric, when combined with the cash earnings performance metric in our annual bonus plan, focuses our senior management group on financial and operational measures of success and shareholder results. The annual equity award opportunities for our named executive officers are set forth on page 53.

•	Our senior management group is subject to stock ownership guidelines as discussed on page 71.

•

To ensure alignment with our shareholders, we have a policy that prohibits all employees and board members from engaging in any hedging or other derivative transactions with respect to CME Group stock as well as a policy which restricts pledging of our Class A common stock by our board members and executive officers.

Overview of pay and performance alignment

One of the guiding principles of our compensation program is to focus our senior leadership on results that benefit both the company and shareholders. In support of that objective, a significant portion of the pay package for our named executive officers is delivered in the form of stock-based compensation, the value of which rises and falls in alignment with our stock performance.

The following graphic depicts the alignment of the total pay of the individual serving as Chief Executive Officer at the end of the applicable year with our total shareholder return and cash earnings achievement for each of the last five years. TSR is shown on a

Notice of Annual Meeting of Shareholders and 2021 Proxy Statement	45

Compensation Discussion and Analysis (Continued)

year-over-year, indexed basis. Specifically, an investment of $100 (with reinvestment of all dividends) is assumed to have been made in our Class A common stock on December 31, 2016 and its performance is tracked through December 31, 2020.

Chief Executive Officer pay, as depicted in the following graphic, is the sum of reported pay elements set forth in the Summary Compensation Table for each of the last five years except for the values of stock option, restricted stock, and performance share awards which are included as follows:

•

The value of stock option awards is shown as (1) the value realized at exercise for any options exercised during the year as reported in the Options Exercised and Stock Vested table, and (2) the value of all outstanding, in-the-money stock options at year end measured as the positive difference between our stock price at year end minus the option exercise price.

•

The value of restricted stock awards is shown as (1) the value realized on vesting for any shares that vested during the year as reported in the Options Exercised and Stock Vested table, and (2) the value of all outstanding restricted shares at year end measured using our stock price at year end.

•

The value of performance share awards is shown as (1) the value realized on vesting for any earned shares that vested during the year as reported in the Options Exercised and Stock Vested table, and (2) the market value of the shares actually earned at the completion of the performance period which had not yet vested, as reported in the Outstanding Equity Awards at Fiscal Year End table, and as certified by the committee based on achievement of the performance goals.

While the Summary Compensation Table discloses the fair value of stock option, restricted stock and performance share awards on the grant date in the manner required by the SEC (for purposes of allocating the accounting expense over the requisite service period), we feel those values do not reflect the value actually received as a result of actual stock and financial performance. We believe the value of stock options, restricted stock and performance share awards as shown in this section better reflects the true alignment of our Chief Executive Officers’ pay with our stock performance. As the graphic shows, our Chief Executive Officers’ total actual pay plus the unrealized value of his outstanding equity awards at year end has been aligned with TSR over the last five years, which accords with the primary objectives of our executive compensation program.

On balance, Chief Executive Officer pay shows alignment with both stock performance and cash earnings given the focus on these measures in our incentive opportunities.

46	Notice of Annual Meeting of Shareholders and 2021 Proxy Statement

Compensation Discussion and Analysis (Continued)

Chief Executive Officer Total Pay

	2016	2017	2018	2019	2020
Summary Compensation Table
Salary	$1,500,000	$1,500,000	$1,500,000	$1,500,000	$1,500,000
Non-Equity Incentive Plan Compensation	$2,898,443	$3,467,511	$4,591,913	$3,208,570	$3,195,001
Change in Pension Value	$36,555	$42,850	$26,445	$50,352	$45,422
All Other Compensation	$343,641	$418,210	$469,126	$569,392	$444,441
Option Exercised and Vested
Option Awards: Value Realized on Exercise	$655,385	$—	$—	$—	$—
Restricted Stock Awards: Value Realized on Vesting	$1,803,676	$3,931,664	$2,005,188	$3,127,457	$13,130,762
Performance Stock Awards: Value Realized on Vesting	$3,753,218	$3,804,071	$4,748,347	$4,465,835	$7,495,172
Total Actual Pay	$10,990,918	$13,164,306	$13,341,019	$12,921,606	$25,810,798
Outstanding Equity Awards at Fiscal Year End(1)
Option Awards: Unrealized Gain	$—	$—	$—	$—	$—
Restricted Stock Awards: Market Value of Shares That Have Not Vested	$5,092,356	$6,053,043	$8,474,618	$9,368,807	$—
Performance Stock Awards: Market Value of Performance Shares Earned but Not Vested	$3,517,714	$4,193,096	$4,937,774	$8,265,650	$5,988,717
Performance Stock Awards: Value of Performance-based Restricted Stock Earned but Granted after Year End	$750,000	$15,000	$750,000	$—	$—
Total Unrealized Value of Outstanding Equity Awards(1)	$9,360,070	$10,261,139	$14,162,392	$17,634,457	$5,988,717
Percent Change in Total Unrealized Value of Outstanding Equity Awards	—%	10%	38%	25%	(66)%
Change in Total Unrealized Value of Outstanding Equity Awards(2)	$—	$901,069	$3,901,253	$3,472,065	$(11,645,740)
Chief Executive Officer	Duffy	Duffy	Duffy	Duffy	Duffy

(1)

These values do not reflect compensation delivered each year but rather a snapshot of the value of all unexercised stock options, unvested restricted shares, and unvested but earned performance shares as of each year end. The type of equity award granted impacts the timeframe for realizing the value: stock options may be outstanding for up to 10 years given the 10-year option term, restricted shares may be outstanding for up to four years given the four-year vesting schedule, and performance shares, which have been tied to either a one- or three-year performance period, are included as outstanding only when they are deemed earned at the completion of the performance period. Stock options and restricted stock are included in each year end snapshot until the year in which the option is exercised or the restricted shares vest, at which point the actual value received is reported in the Total Actual Pay section above. In 2012, we began granting performance shares tied to a three-year performance period and time-vested restricted stock to our senior management group and ceased granting stock options.

(2)

Pursuant to the terms of Mr. Duffy’s employment agreement, all of his outstanding restricted stock awards became vested on December 31, 2020. The terms of the employment agreement are discussed in more detail on page 65.

PHILOSOPHY AND OBJECTIVES OF OUR COMPENSATION PROGRAM

The elements of our executive compensation program are designed to:

•

Pay for performance. Focus on company and individual achievement for the benefit of CME Group and its shareholders through the incorporation of a significant portion of annual compensation for our senior management group that varies based on company and individual performance.

•

Reward growth and profitability without undue risk. Motivate and reward our employees to achieve results in support of our strategic initiatives and to encourage profitability and growth while discouraging excessive risk taking.

•	Hire and retain top caliber executives. Our compensation and benefits program is competitively designed to attract and retain the best talent.

•

Align with shareholder value. The interests of our senior management group are linked to those of our shareholders through the risks and rewards of the ownership of our stock. The overall design of the program, while competitive, should also be at a reasonable cost to our shareholders.

Notice of Annual Meeting of Shareholders and 2021 Proxy Statement	47

Compensation Discussion and Analysis (Continued)

Our program is designed to be consistent with best practices

The compensation committee designs our compensation program to motivate our senior management group to lead our entire company toward achieving short- and long-term financial and strategic goals, in addition to increasing shareholder value, all without encouraging excessive risk taking. The committee continually evaluates what it considers to be best practices in executive compensation, and modifies our program to support our strategies and provide an appropriate balance of risk and reward. The following highlights our current compensation practices that we believe drive performance and focus our senior management group on the creation of long-term value:

•

We tie pay to performance. In 2020, at least 50% of the target total compensation opportunity for our named executive officers was tied to specific cash earnings, cost synergy attainment or relative total shareholder return performance goals.

•	We set objective targets tied to company performance for our cash bonus that must be met at the threshold level in order to fund the bonus pool.

•	We mitigate undue risk, including utilizing caps on potential payouts and clawback provisions.

•	We have reasonable post-employment and change of control provisions.

•

We use employment contracts on a limited basis. Contracts are generally structured to include a three- to five-year term, do not provide for excessive severance payments or include “golden parachute” tax gross ups.

•	We have adopted stock ownership guidelines and restrictions on hedging and pledging transactions to ensure our executives’ interests are linked to those of our shareholders.

•	We provide only modest perquisites.

•	Our compensation committee reviews the reasonableness of our compensation by reviewing “tally” sheets and wealth accumulation reports.

USE OF COMPETITIVE DATA AND COMPARISON PRACTICES

Benchmarking practices

We are a complex organization that seeks to attract talent from a broad group of companies primarily located in the financial services industry and within the technology sector. Because no individual company or single group of companies is exactly comparable to CME Group, when reviewing competitive data, we consider a broad set of data from a number of sources. We believe that reviewing a combination of published survey compensation data in addition to publicly available compensation data (e.g. proxy statements) provides a valid reference point for the range of pay among companies with whom we compete for executive talent.

We broadly target compensation opportunities at the median (50th percentile) of the market, in total and for each component of pay for target performance levels. However, we believe that benchmarking does not provide a complete basis for establishing compensation. Therefore, we do not use the market statistics rigidly, nor do we apply any specific formula to the data. We also review the range of values around the median, including the 25th and 75th percentiles.

We use the competitive compensation data for several purposes as it relates to the named executive officers and other employees. We use it to assess the competitiveness of total compensation for individual members of senior management and other employees on an annual basis, and we use it to develop and evaluate total compensation programs and guidelines for senior management and other employees on a more ad hoc basis. When making decisions about senior management pay we analyze compensation relative to the market median levels, and may make adjustments for market conditions and special considerations as appropriate in the context of our pay for performance philosophy. The compensation committee, within its discretion, may make alterations based on its evaluation of the benchmarking data, as it deems appropriate, to ensure that our senior management compensation is performance-based and competitive in nature.

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Compensation Discussion and Analysis (Continued)

CME Group compensation peer group

The following peer group was used for benchmarking our program for senior management and members of our board in 2020.

CBOE Holdings Inc.	Equifax Inc.
Fiserv Inc.	Franklin Resources Inc.
IntercontinentalExchange Inc.	Invesco Ltd.
MasterCard Inc.	Moody’s Corp.
Nasdaq Inc.	Northern Trust Corp.
Paychex Inc.	Schwab (Charles) Corp.
S&P Global Inc.	T. Rowe Price Group Inc.
Western Union Co.

In selecting the peer group for executive compensation purposes, we targeted the following industries: exchanges, financial services, technology, transaction services and other technology-driven financial companies. We selected companies within these sectors of similar size as measured by revenue and market capitalization. The companies within the peer group generally range between 0.5 and 2.5 times CME Group in terms of revenues or market capitalization. At the time of the committee’s annual review of key financial and performance measures of our peer group companies in 2020, CME Group was positioned at the 29th percentile of the peer group on revenue and at the 80th percentile on market capitalization.

E*Trade Financial Corporation and TD Ameritrade Holding Corporation were previously included in the peer group, but excluded in the 2020 review due to acquisitions that occurred in 2020.

Comparison of Chief Executive Officer pay to other named executive officers

The differences between the allocation of compensation of the individual serving in the role of Chief Executive Officer and the other named executive officers are primarily the result of the differences in the role and responsibilities of the individual within the organization, the level of competitive demand for the individual’s talent in the industry and the results of our benchmarking studies for similarly situated positions in the marketplace. We have not adopted a policy whereby the compensation of the individual serving in the role of Chief Executive Officer or any other named executive officer must be a certain multiple higher or lower than any of the other named executive officers. As previously discussed, we broadly target total compensation levels at the median (50th percentile) of our peer group.

Role of individual performance in the program

While consideration of compensation data to ensure that our pay is competitive is a critical component of compensation decisions, individual performance is factored into setting compensation in the following ways:

•

Base salary adjustments are based on an assessment of the individual’s performance in the preceding year, changes in his or her responsibilities as well as a comparison with market data for comparable positions in our peer group and within the industry.

•

Our incentive targets for annual bonus and equity opportunities are based on the individual’s role and responsibilities in the organization in achieving our annual goals as well as the competitive market data for similarly situated positions in the marketplace.

•

Individual performance and the achievement of specific performance goals, which may include the individual’s role in the achievement of specific performance outcomes, is taken into consideration by the compensation committee in determining whether to use its discretion in approving annual bonuses and equity awards at, above or below the target level.

Notice of Annual Meeting of Shareholders and 2021 Proxy Statement	49

Compensation Discussion and Analysis (Continued)

PRINCIPAL ELEMENTS OF OUR COMPENSATION PROGRAM

The principal components of our executive compensation program and the purpose of each component are presented in the following table.

Compensation Component	Key Characteristics	Purpose	Where Reported in More Detail
Base Pay	Fixed compensation component. Reviewed annually, and adjusted, if and when appropriate.	Intended to compensate the executive competitively with the market based upon their job duties and level of responsibility.	Summary Compensation Table on page 60 under “Salary” and described on page 51.
Annual Performance-Based Bonus

Variable compensation component. Opportunity based upon our performance measured by cash earnings and achievement of cost synergy goals as applicable. Individual awards based on bonus opportunities and individual performance.

Intended to motivate and reward the executive’s contribution to achieving our short-term/annual goals.

Summary Compensation Table
under “Non-Equity Incentive Plan
Compensation,” Grants of Plan-
Based Awards on page 61 under
“Estimated Future Payouts Under
Non-Equity Incentive Plan Awards”
and described on page 61.

Long-Term Incentives	Variable compensation component. Amounts actually realized will depend upon company financial/stock performance. Individual awards based on equity opportunities and individual performance.	Intended to motivate and reward the executive’s contribution to achieving our long-term objectives and increasing shareholder value and to serve as a retention mechanism.	Summary Compensation Table under “Stock Awards”, Grants of Plan-Based Awards under the columns referencing equity awards, Options Exercised and Stock Vested on page 63 and described on page 53.
Health and Welfare Plans and Retirement Plans	Fixed component of pay.	Intended to provide benefits that promote employee health and support employees in attaining financial security.

Summary Compensation Table
under “Change in Pension Value
and Non-Qualified Deferred
Compensation Earnings” and “All
Other Compensation,” Pension
Benefits on page 63 and
Non-Qualified Deferred
Compensation on page 64.

Post-Employment Compensation	Fixed compensation component.	Intended to provide a temporary income source following termination (other than for cause) including in the case of a change-in-control to ensure continuity of management during that event.	Potential Payments to Named Executive Officers on page 67 and described on page 56.

We do not maintain formal targets for the allocation of total compensation through each of the foregoing elements. We believe that members of our senior management who have more direct responsibility for the performance of CME Group should have a greater percentage of their compensation tied to the performance of CME Group. In accordance with this philosophy:

•	Base salary should represent a lower percentage of overall compensation as employees gain more responsibility with more direct influence over our performance.

•

Employees in positions that most directly influence performance should have a larger percentage of their compensation tied to CME Group’s performance through equity awards with a portion of the equity awards tied to corporate performance goals.

•	Actual awards of incentive compensation should be closely aligned with the performance of CME Group.

The following are the approximate average percentages the elements represent out of the total compensation for our named executive officers for 2020 as set forth in the Summary Compensation Table:

Base Salary	Annual Cash Bonus(1)	Annual Equity(2)	Other Compensation(3)
12%	19%	65%	4%

(1)	Annual cash bonus is composed of the amounts listed in the Summary Compensation Table under “Non-Equity Incentive Plan Compensation.”

(2)	Annual equity value shown is composed of the amounts listed in the Summary Compensation Table under “Stock Awards.”

(3)

Other compensation is composed of amounts listed in the Summary Compensation Table under “Change in Pension Value and Non-Qualified Deferred Compensation Earnings” and “All Other Compensation” columns.

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Compensation Discussion and Analysis (Continued)

Description of each element of compensation

Base salary

We generally target base salary at the 50th percentile of the competitive market relative to each position’s duties and level of responsibility. Each year the compensation committee reviews the base salaries of the senior management group taking into consideration their total compensation. In general, the evaluation of base salaries involves a review of a variety of factors:

•	The nature and responsibility of the position.

•	The impact, contribution, expertise and experience of the individual.

•	Competitive market information regarding salaries to the extent available and relevant.

•	The importance of retaining the individual along with the competitiveness of the market for the individual’s talent and services.

•	Recommendations of the Chairman and Chief Executive Officer (except in the case of his own compensation).

Effective January 1, 2020, Mr. Kometer received an annual base salary increase from $475,000 to $500,000 and Mr. Cutinho received an annual base salary increase from $450,000 to $475,000. These increases were made to better align compensation with market levels. No other named executive officers received increases to base salary in 2020. No salary increases were awarded to named executive officers in early 2021, consistent with the decision to forgo salary increases for all employees due to the challenging business conditions resulting from the COVID-19 pandemic.

Bonus

Our annual bonus program is designed to provide incentives to the named executive officers and other members of senior management to drive annual performance based on our strategic goals as approved by the board. In support of our pay-for-performance philosophy, the bonus plan is only funded when we achieve cash earnings at or above the threshold level. We use cash earnings as our funding metric because we believe it provides a transparent view of CME Group’s operational and financial performance during the year. Cash earnings provides alignment with shareholders as it is also the metric used in our dividend policy, which provides that our dividend target for our regular quarterly dividends is set at approximately 50% to 60% of the prior year’s cash earnings.

On an annual basis, the cash earnings target is approved by our compensation committee. The cash earnings target is established to motivate our named executive officers toward operational excellence and superior financial performance and is designed to be challenging to meet, while remaining achievable with concentrated effort and focus. Annual bonuses will only be paid to our senior management group to the extent we achieve cash earnings at or above the threshold level, which was set at 25% below the target performance goal for 2020. The annual bonus pool is subject to a cap when we achieve cash earnings at the maximum level, which is set at 20% above the established target goal. It is anticipated that the achievement of the maximum level of cash earnings would be exceptional, requiring extraordinary effort on the part of our senior management.

Our cash earnings are calculated using the following formula for the purpose of the annual bonus.

Cash Earnings Calculation for Annual Bonus

Net Income

+ Depreciation

+ Stock-Based Compensation*

+ Amortization on Purchased Intangibles*

- Capital Expenditures

= Cash Earnings

+/- Net Interest Expense*

= Bonus Incentive Plans Cash Earnings Target as approved by compensation committee

*Adjusted on an after tax basis

Notice of Annual Meeting of Shareholders and 2021 Proxy Statement	51

Compensation Discussion and Analysis (Continued)

The following shows our cash earnings goals and actual achievement for 2020 for purposes of our annual bonus program:

Threshold	Target	Maximum	Actual
$1.904 billion	$2.538 billion	$3.046 billion	$2.572 billion

The compensation committee has discretion to make equitable adjustments to the cash earnings performance calculation to reflect effects of external events outside the control of our senior management group, such as unforeseen litigation or changes in accounting or taxation standards. Such adjustments may also reflect the effects of unusual or significant strategic events that are within the control of our senior management that were not contemplated at the time the goal was established and that were undertaken with an expectation of improving our long-term financial performance, such as acquisitions or strategic relationships. In 2020, the committee approved adjustments for certain non-performance items, such as deferred tax and foreign exchange fluctuation impacts, as well as certain one-time and integration-related costs associated with our acquisition of NEX, consistent with prior practice. Despite the challenging business conditions resulting from the COVID-19 pandemic, no adjustments were made to the design of the annual bonus program or any awards applicable to our named executive officers.

Consistent with 2019, to maintain management focus on capturing the run rate cost synergies established for the NEX acquisition, a secondary performance measure was included as a modifier to the funding of annual bonuses for all employees at the level of managing director and above, including the senior management group and the named executive officers for 2020. To the extent our 2020 run rate synergy target is achieved or exceeded for the year, the bonus funding for the senior management group would continue to be based solely on cash earnings performance. If synergy achievement is below the target level established for the year, bonus funding for the senior management group would be reduced from the level of funding derived from cash earnings performance. If synergy achievement is below the threshold level, which was set at 20% below the target synergy goal, no bonuses for the senior management group would be funded regardless of cash earnings performance.

The following shows our run rate synergy goals and actual achievement for 2020 for purposes of our annual bonus program:

Threshold	Target	Maximum	Actual
$88 million	$110 million	N/A	$140 million

Because the target cost synergy goal for was achieved, there was no impact to the bonus funding for named executive officers’ awards for 2020.

2020 bonus awards

Annual bonus opportunities are based upon CME Group’s achievement of cash earnings and are awarded in consideration of the individual’s performance during the year. The committee approved the bonuses for the named executive officers for 2020 based on our achievement of cash earnings and cost synergies and in recognition of the previously discussed accomplishments set forth on page 1.

The table below shows the payout opportunities and actual bonus payments for 2020 as well as a comparison to actual 2019 cash bonuses for the named executive officers.

2020 Named Executive Officer Bonus Awards

Name	Bonus Plan Target as % of Salary	Bonus Plan Target	Bonus Plan Maximum as % of Salary	Bonus Plan Maximum	2020 Annual Bonus as % of Salary	2020 Annual Bonus(2)	2019 Annual Bonus (2)	Percentage Change (3)
Terrence A. Duffy (1)	200%	$3,000,000	400%	$6,000,000	213%	$3,195,001	$3,208,570	—%
John W. Pietrowicz	100%	550,000	200%	1,100,000	106%	585,750	672,272	(13)%
Kevin D. Kometer	100%	500,000	200%	1,000,000	106%	531,783	579,893	(8)%
Julie Holzrichter	100%	500,000	200%	1,000,000	106%	532,500	610,451	(13)%
Sunil K. Cutinho	100%	475,000	200%	950,000	106%	505,158	549,335	(8)%

(1)

The target bonus opportunity for Mr. Duffy was increased from 175% to 200% effective in 2020 in connection with his revised employment agreement as discussed on page 65. No other named executive officers had a change in bonus opportunity in 2020.

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Compensation Discussion and Analysis (Continued)

(2)	Under the terms of our bonus program, bonus awards are calculated utilizing base salary paid during the applicable plan year.

(3)	Messrs. Kometer and Cutinho received base salary increases effective January 1, 2020 as discussed on page 51. No other named executive officers received increases to base salary in 2020.

Our 2020 actual annual cash earnings results were 101.3% of the target level performance and our run rate cost synergies exceeded the target goal. As such, bonuses for the named executive officers were approved by the committee at approximately 106.5% of their individual bonus target opportunities. The bonuses for all named executive officers were delivered at the level determined by cash earnings performance, without any additional discretion applied by the committee.

Equity

Long-term grants of equity are important to reflect an alignment with shareholder value creation and a competitive mix of long- and short-term incentives. Our equity program is designed to reward and encourage the success and contributions of our employees, including our named executive officers, which leads to value creation for CME Group and our shareholders.

The annual equity awards for members of our senior management group are delivered in the form of performance shares and time-vested restricted stock. This mix of equity vehicles enables us to focus employees on stock performance, provides for employee retention and directly aligns employee interests with shareholder value creation.

Equity grant practices

The following is a summary of our equity grant practices and the role of the committee in approving awards:

•	Our annual equity awards are granted on September 15th or in the event the 15th is not a business day, the closest business day thereto.

•

At a meeting prior to the annual grant date, the committee approves the awards for the senior management group based upon the target equity opportunities and recommendations from the Chairman and Chief Executive Officer using a pre-set calculation of a percentage of base salary and a recent closing price. Actual awards are granted based on the previously approved calculation and the closing price on the actual grant date. The committee receives a report of the actual awards at a subsequent meeting.

•

The committee has delegated authority to the individual in the role of Chief Executive Officer to approve annual, sign-on, retention and initiative-based equity awards to employees below our senior management group other than our chief accounting officer, within parameters set by the committee. The committee is provided with an annual report on awards granted under such delegated authority.

•

Our Omnibus Stock Plan and our Director Stock Plan prohibit the granting of options or stock appreciation rights below the market value on the date of grant, the repricing of existing awards, and payment of dividends on performance-based shares prior to the achievement of performance goals. Dividends relating to outstanding shares of unvested time-based restricted stock are accrued and paid out at vesting.

The equity targets for our named executive officers were established based upon a review of the nature of the responsibility of the position of the executive within CME Group, the competitive market data derived through our benchmarking practices and the ability of the employee to impact the overall growth and performance of CME Group based upon his or her role within the company. As discussed in more detail on page 48, we generally target total compensation in the 50th percentile of our peer group. Through competitive compensation analysis, we compare equity compensation on a standalone basis as well as part of an executive’s overall total compensation.

The committee has the discretion to adjust the annual equity awards to distinguish for individual performance. The annual equity awards for the named executive officers were made at the target levels for 2020 and were comprised of 50% performance shares and 50% time-vested restricted stock.

Notice of Annual Meeting of Shareholders and 2021 Proxy Statement	53

Compensation Discussion and Analysis (Continued)

The table below shows the annual equity award opportunities for our named executive officers and actual awards made in 2020.

2020 Named Executive Officer Equity Awards

Name	Annual Equity Award Target as % of Base Salary	Annual Equity Award Target	Actual Annual Equity Award as % of Target	Actual Annual Equity Award(2)
Terrence A. Duffy(1)	600%	$9,000,000	100%	$9,000,000
John W. Pietrowicz	300%	1,650,000	100%	1,650,000
Kevin D. Kometer	300%	1,500,000	100%	1,500,000
Julie Holzrichter	300%	1,500,000	100%	1,500,000
Sunil K. Cutinho	300%	1,425,000	100%	1,425,000

(1)

Mr. Duffy’s target equity award opportunity was increased from 350% to 600% of base salary as a result of his revised employment agreement. The details of the employment agreement for Mr. Duffy can be found on page 65.

(2)	The valuation methods used for award determination reflected above differ from those used in the Summary Compensation Table.

Performance shares tied to 2021-2023 performance

The September 2020 performance share awards were based solely on total shareholder return relative to the S&P 500, measured over 2021 through 2023. Historically, performance share awards were tied to a second financial metric, most recently net income margin growth relative to the diversified financial services index of the S&P 500. However, given the focus on integrating the NEX business, and consistent with 2018 and 2019, the committee approved the use of a single metric for 2020 performance share awards. The committee plans to revisit performance metrics after the company is substantially complete with integration to ensure ongoing performance metrics are aligned with longer term measures of success for the combined company. We believe the total shareholder return performance measure is a direct, transparent measure of shareholder value creation and provides strong alignment with shareholder results. Following the three-year performance period, the award will be settled in unrestricted shares of stock, based upon achievement of the following performance metric:

Relative TSR Performance % of Target Award Earned

Below 25th Percentile	25th Percentile	50th Percentile	75th Percentile
0	50%	100%	200%

The details of the performance share awards granted in September 2020 tied to 2021-2023 total shareholder return relative to the S&P 500 are as follows:

Annual Performance Shares Awarded in 2020

Name	Award Date	Performance Metric	Performance Share Payout Opportunity (in Shares)
			Threshold	Target	Maximum
Terrence A. Duffy
	9/15/2020	2021-2023 TSR	13,385	26,770	53,540
John W. Pietrowicz
	9/15/2020	2021-2023 TSR	2,454	4,908	9,816
Kevin D. Kometer
	9/15/2020	2021-2023 TSR	2,231	4,462	8,924
Julie Holzrichter
	9/15/2020	2021-2023 TSR	2,231	4,462	8,924
Sunil K. Cutinho
	9/15/2020	2021-2023 TSR	2,120	4,239	8,478

54	Notice of Annual Meeting of Shareholders and 2021 Proxy Statement

Compensation Discussion and Analysis (Continued)

Performance shares tied to 2018-2020 performance

Members of our senior management group received performance share awards in September 2017 for the performance period 2018 through 2020, with 50% based on growth in net income margin relative to the diversified financial services index of the S&P 500 and 50% based on total shareholder return relative to the S&P 500. The company achieved the 88.0th percentile on growth in net income margin relative to the diversified financial services index of the S&P 500 for the performance period, exceeding the target goal of 50th percentile and the maximum goal of 75th percentile. The company achieved the 57.3rd percentile on total shareholder return relative to the S&P 500 for the performance period, exceeding the target goal of 50th percentile. Performance on both of these metrics resulted in a combined above-target payout of 164.53% of the total target performance shares being earned.

The following table shows total payout opportunities of the previously granted annual performance shares tied to 2018 through 2020 performance based on the range of performance against the established metrics, and actual shares earned when performance was certified by the committee in early 2021.

Annual Performance Shares Tied to 2018-2020 Performance

			Performance Share Payout Opportunity (in Shares)			Actual Shares Earned
Name	Award Date	Performance Metric(1)	Threshold	Target	Maximum
Terrence A. Duffy	9/15/2017	2018-2020 Net Income Margin Growth	4,999	9,997	19,994	19,994
	9/15/2017	2018-2020 TSR	4,999	9,997	19,994	12,902
John W. Pietrowicz	9/15/2017	2018-2020 Net Income Margin Growth	1,428	2,856	5,712	5,712
	9/15/2017	2018-2020 TSR	1,428	2,856	5,712	3,686
Kevin D. Kometer	9/15/2017	2018-2020 Net Income Margin Growth	1,286	2,571	5,142	5,142
	9/15/2017	2018-2020 TSR	1,286	2,571	5,142	3,318
Julie Holzrichter	9/15/2017	2018-2020 Net Income Margin Growth	1,286	2,571	5,142	5,142
	9/15/2017	2018-2020 TSR	1,286	2,571	5,142	3,318
Sunil K. Cutinho	9/15/2017	2018-2020 Net Income Margin Growth	1,214	2,428	4,856	4,856
	9/15/2017	2018-2020 TSR	1,214	2,428	4,856	3,134
(1)

The committee certified performance results associated with the annual awards tied to 2018-2020 performance on March 8, 2021. Based on the committee’s certification, the pre-established goals were achieved above the target levels established for each metric, resulting in a combined 164.53% of the target shares to be paid. These shares became vested on March 15, 2021.

Initiative-based equity awards

In addition to annual equity awards, certain members of senior management may be eligible to receive initiative-based equity awards based upon their contributions to select key corporate initiatives. Participation in such awards is at the recommendation of the individual serving in the role of Chief Executive Officer, subject to approval by the compensation committee. We did not grant any such initiative-based awards to our named executive officers in 2020.

Performance-based grant of restricted stock

In lieu of participation in our initiative-based equity program, Mr. Duffy is eligible to receive an annual grant of time-vested restricted stock with a value of up to 100% of his base salary based upon the achievement of outstanding performance as measured based on cash earnings and total shareholder return over the prior year:

Outstanding Cash Earnings Performance Award			Outstanding TSR Performance Award

	For each 0.1% Above 120% of Goal	At or Above 130% of Goal		For each 0.1% Above 75th Percentile	At or Above 85th Percentile
Value of Performance Award as % of base salary	0.5%	50%	Value of Performance Award as % of base salary	0.5%	50%

Notice of Annual Meeting of Shareholders and 2021 Proxy Statement	55

Compensation Discussion and Analysis (Continued)

For 2020, our actual cash earnings performance was 101.3% of the target goal and our total shareholder return performance was at the 20.7th percentile of the S&P 500. As a result, performance on these metrics did not meet the criteria necessary to result in such an award for Mr. Duffy for the 2020 plan year.

The following table shows the total payout opportunity of these performance-granted time-vested restricted stock awards based on the range of performance against the established metrics had shares been earned.

2021 Performance - Based Grants of Restricted Stock

Name	Award Date	Performance Metric	Performance Share Payout Opportunity (in Shares)			Actual Shares Earned
			Threshold	Target	Maximum
Terrence A. Duffy(1)	N/A	2020 Cash Earnings	36	N/A	3,588	—
	N/A	2020 TSR	36	N/A	3,588	—
(1)	On February 3, 2021, the compensation committee reviewed the 2020 performance against the pre-established goals associated with the metrics and determined no payout opportunity was earned.

In light of Mr. Duffy’s revised employment agreement, the compensation committee determined that Mr. Duffy would no longer be eligible for this performance-granted award opportunity following the 2020 plan year.

Health and Welfare Plans and Retirement Plans

All eligible employees, including the named executive officers, participate in our benefit programs. We provide health and wellness benefits, including medical and dental coverage, disability insurance benefits based on two-thirds of base salary and life insurance benefits based on three times base salary. In addition, employees are eligible to participate in our qualified retirement plans, which consists of our 401(k) savings plan and our cash balance pension plan.

In addition to the qualified retirement plans, employees whose pay exceeds the compensation limits for qualified benefit plans set by the Internal Revenue Service participate in a non-qualified deferred compensation plan which provides for “make-whole” contributions. For more information on our deferred compensation plans, see Non-Qualified Deferred Compensation Plans beginning on page 64.

Qualified and non-qualified retirement benefits provided to the named executive officers are set forth in the following tables: Pension Benefits and Non-Qualified Deferred Compensation Plans on pages 63 and 64, respectively.

PERQUISITES AND OTHER PERSONAL BENEFITS

We provide limited perquisites and other personal benefits to our senior management that we believe are moderate and consistent with our overall compensation program. We provide monthly parking benefits to a subset of our senior management group, including Mr. Cutinho. Additionally, all of our senior level employees are entitled to an annual physical examination. From time to time, we may pay the cost, if any, for an executive’s or board member’s guest to attend a CME Group business-related event where such attendance is expected or customary. In addition, occasionally, family members of our Chairman and Chief Executive Officer may accompany him on business-related travel, provided there is no incremental cost. The aggregate value of all perquisites received by each named executive officer in 2020 did not exceed $10,000. To the extent that perquisites result in imputed income to the individual, we do not provide gross-up payments to cover the personal income tax due on such imputed income.

POST-EMPLOYMENT COMPENSATION

Our employment contracts contain reasonable provisions and ensure continuity of leadership

Our philosophy is to enter into employment contracts and retention agreements on a very selective basis in light of the particular facts and circumstances involved in the individual employment relationship, such as whether the employment arrangement would be necessary to recruit and/or retain necessary talent with compensation terms that we believe are in accordance with our overall compensation program. Employment agreements typically are for a period of three to five years, include non-compete and non-solicitation provisions, do not provide for cash severance payments in excess of two times annual base salary, do not provide

56	Notice of Annual Meeting of Shareholders and 2021 Proxy Statement

Compensation Discussion and Analysis (Continued)

for gross-up payments (except in connection with certain self-insured supplemental life insurance payments that would be paid to Mr. Duffy’s beneficiaries under his agreement) and include a requirement that the executive execute a release agreement before becoming entitled to receive severance payments. All contractual compensation terms within the employment agreements for our senior management group are reviewed and approved by the compensation committee. We believe that our existing employment contract with Mr. Duffy contains compensation terms in line with our overall compensation program and philosophy. A description of the agreement is set forth in the section entitled Potential Payments Upon Termination or Change-in-Control—Employment Agreements and other Compensation Arrangements with Named Executive Officers beginning on page 65.

We have reasonable change-in-control and other termination provisions

Change-in-control provisions assist us with retention during any rumored and actual change of control activity when management continuity is key to preserving the value of the business. We also provide other severance benefits in connection with terminations other than for misconduct. We believe these benefits allow us to facilitate changes with key employees, as needed, and to ensure minimal disruption to the business in exchange for non-competition and non-solicitation benefits for CME Group along with a general release.

A description of our severance policies and practices and the estimated amounts that would be payable to our named executive officers under certain circumstances are set forth under the section entitled Potential Payments Upon Termination or Change-in-Control beginning on page 65.

OTHER COMPENSATION POLICIES

We have established stock ownership guidelines to ensure alignment of interests with our shareholders

The committee has established the following stock ownership guidelines for the members of our senior management group:

•	The Chairman and Chief Executive Officer: shares with a value equal to at least a multiple of five times base salary.

•	Other named executive officers: shares with a value equal to at least a multiple of three times their respective base salary.

Each individual has five years from the date of hire or promotion to achieve their ownership guideline. As of the 2020 review, all of our named executive officers had satisfied the guidelines.

The compensation committee monitors compliance with these stock ownership guidelines on an annual basis. Generally, shares that are deemed “owned” for purposes of Section 16 of the SEC regulations are counted towards satisfaction of these guidelines. Shares are valued based upon the greater of (i) the fair market value at the time of the assessment and (ii) the actual value at the time of acquisition or, in the case of restricted stock or performance shares, at the time of vesting.

We prohibit derivative transactions and hedging of ownership risk of our securities and have adopted a policy restricting the pledging of our Class A shares

To ensure alignment of interests between our employees and board members and our shareholders and to further ensure that such individuals share in the risks and rewards of the ownership of our stock, we prohibit our employees and members of the board from engaging in any derivative or hedging transactions relative to their ownership of our stock.

The board also has adopted a policy prohibiting pledging of our Class A shares by our directors and executive officers. Class A shares assigned to meet certain exchange fee requirements are not pledged.

From time to time, the Board has considered, based on recommendations from the Nominating and Governance Committee, waivers to such policy. To the extent a waiver is granted, it will be disclosed on our website. Currently, none of our Board members or executive officers have any pledged shares of our Class A common stock.

Our compensation committee and board annually review the total compensation of our senior management

To ensure the committee members are informed of the potential compensation levels of our senior management group, the committee reviews on an annual basis all components of their compensation package and total compensation. This review

Notice of Annual Meeting of Shareholders and 2021 Proxy Statement	57

Compensation Discussion and Analysis (Continued)

includes annual base salary, annual cash bonus, value of annual equity awards, in-the-money value of all historic equity grants including monetized gains, the value of retirement contributions under our qualified and non-qualified plans, and potential change-in-control payments. The committee provides an annual report on the results of this review to the board during an executive session. For more information on the operation of our compensation committee see page 41.

We have implemented a recoupment policy

In furtherance of our philosophy to ensure the interests of our senior management are aligned with those of our shareholders, we have a recoupment policy. This policy provides the board with the discretion to recoup annual bonus payments to our employees at the level of managing director and above in the event of a financial restatement, the effect of which is that such incentive payments were not otherwise earned by an individual under our bonus programs based upon the restated calculation of our cash earnings or any other performance metric in effect at the time.

58	Notice of Annual Meeting of Shareholders and 2021 Proxy Statement

Compensation Committee Report

The compensation committee reviewed and discussed the Compensation Discussion and Analysis with our management. After such discussions, the committee recommended to the board of directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into our 2020 Annual Report on Form 10-K.

The Compensation Committee—2020

Terry L. Savage, Chairperson

Timothy S. Bitsberger

Charles P. Carey

Elizabeth A. Cook

Ana Dutra

Daniel R. Glickman

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Executive Compensation

SUMMARY COMPENSATION TABLE

The following table provides information regarding the compensation earned during the three years ending December 31, 2020 by our named executive officers. In 2020, “salary” accounted for approximately 12% of the total compensation of the named executive officers as a whole and “non-equity incentive plan compensation” accounted for approximately 19% of such total compensation.

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)(3)	All Other Compensation ($)(4)	Total ($)
Terrence A. Duffy Chairman and Chief Executive Officer (5)	2020	1,500,000	10,933,603	3,195,001	45,422	444,441	16,118,467
	2019	1,500,000	6,538,900	3,208,570	50,352	569,392	11,867,214
	2018	1,500,000	6,829,181	4,591,913	26,445	469,126	13,416,665
John W. Pietrowicz Chief Financial Officer	2020	550,000	2,004,624	585,750	64,710	101,784	3,306,868
	2019	550,000	1,819,275	672,272	70,830	187,624	3,300,001
	2018	550,000	2,141,551	960,433	12,330	92,722	3,757,036
Kevin D. Kometer Chief Information Officer (6)	2020	500,000	1,822,123	531,783	77,482	87,530	3,018,918
	2019	475,000	1,571,756	579,893	87,399	103,588	2,817,636
Julie Holzrichter Chief Operating Officer	2020	500,000	1,822,123	532,500	75,120	82,021	3,011,764
	2019	500,000	1,654,179	610,451	87,941	146,759	2,999,330
	2018	475,000	1,849,742	830,077	2,091	79,037	3,235,947
Sunil K. Cutinho President CME Clearing (7)	2020	475,000	1,731,545	505,158	71,005	66,945	2,849,653

(1)

The amounts reflected in the “Stock Awards” column reflect the aggregate grant date fair value computed in accordance with Financial Accounting Standards Board ASC Topic 718 without giving effect to estimated forfeitures. See note 16 of the notes to consolidated financial statements of CME Group Inc. and subsidiaries for more details on the assumptions made in the valuation of stock awards. The fair value of the restricted stock grants was calculated using the closing price on September 15, 2020 of $168.10. The fair value of the performance shares, which are based on TSR relative to the S&P 500, was calculated using a value of $240.34 for December 31, 2020, which was derived from a Monte-Carlo simulation. This column includes the following aggregate amounts with respect to performance share awards granted to our named executive officers in 2020 based on achievement of target performance levels: Mr. Duffy: $6,433,902; Mr. Pietrowicz: $1,179,589; Mr. Kometer: $1,072,397; Ms. Holzrichter: $1,072,397; and Mr. Cutinho: $1,018,801.

(2)

The amounts included in the “Non-Equity Incentive Plan Compensation” column reflect awards to the named executive officers under our bonus plan, which is discussed on page 51 under the “Bonus” heading. No other bonuses were paid.

(3)

The amounts reflected in the “Change in Pension Value and Non-Qualified Deferred Compensation Earnings” column reflect only the change in the pension value during the particular year. Under our non-qualified deferred compensation plans, participants may invest in one or more market investments that are available from time to time. This is the only return that they receive and, therefore, no above-market earnings are reflected in this table. For more information on our deferred compensation plans, see the section entitled Non-Qualified Deferred Compensation Plans on page 64.

(4)	Amounts included in the “All Other Compensation” column for 2020 are as follows:

	401(k) Company Contribution	Supplemental Plan(8)	Other(9)	Total
Terrence A. Duffy	$8,550	$434,571	$1,320	$444,441
John W. Pietrowicz	8,391	92,304	1,089	101,784
Kevin D. Kometer	8,550	77,990	990	87,530
Julie Holzrichter	8,545	72,486	990	82,021
Sunil K. Cutinho	8,550	57,454	941	66,945

(5)

As discussed under the section entitled Potential Payments upon Termination or Change-in-Control—Employment Agreements and other Compensation Arrangements with Named Executive Officers on page 65, we have agreed to self-insure supplemental life and long-term disability coverage for Mr. Duffy and to gross up his beneficiaries for any additional taxes incurred as a result of the supplemental life coverage. Because no actual payments were made or liabilities incurred as a result of this coverage, no amounts have been included in Mr. Duffy’s compensation in respect of such coverage.

(6)	Mr. Kometer was not a named executive officer in 2018.

(7)	Mr. Cutinho was not a named executive officer prior to 2020.

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Executive Compensation (Continued)

(8)

The items included in the “Supplemental Plan” column are 401(k) make-whole and pension make-whole contributions. Make-whole contributions are company contributions for individuals whose compensation has exceeded the statutory compensation limit identified in Section 401(a)(17) of the Code and thus must be excluded from consideration in qualified retirement plans.

(9)	The items included in the “Other” column include life insurance premiums paid by us for the benefit of the named executive officer.

GRANTS OF PLAN-BASED AWARDS

The following table shows the possible payouts to our named executive officers for awards made under our bonus and equity programs in 2020. For additional information on our equity and bonus programs, see the section of this proxy statement entitled Compensation Discussion and Analysis.

Name	Type of Award(1)	Grant Date	Approval Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Future Payouts Equity Incentive Plan Awards(3)			All Other Stock Awards: Number of Shares of Stock	Grant Date Fair Value of Stock Awards
				Threshold	Target	Maximum	Threshold (#)	Target (#)	Maximum (#)
Terrence A. Duffy	Bonus	N/A	N/A	$1,125,000	$3,000,000	$6,000,000
	PS-TSR	12/31/20	9/9/20				13,385	26,770	53,540		$6,433,902
	RS	9/15/20	9/9/20							26,768	4,499,701
John W. Pietrowicz	Bonus	N/A	N/A	206,250	550,000	1,100,000
	PS-TSR	12/31/20	9/9/20				2,454	4,908	9,816		1,179,589
	RS	9/15/20	9/9/20							4,908	825,035
Kevin D. Kometer	Bonus	N/A	N/A	187,500	500,000	1,000,000
	PS-TSR	12/31/20	9/9/20				2,231	4,462	8,924		1,072,397
	RS	9/15/20	9/9/20							4,460	749,726
Julie Holzrichter	Bonus	N/A	N/A	187,500	500,000	1,000,000
	PS-TSR	12/31/20	9/9/20				2,231	4,462	8,924		1,072,397
	RS	9/15/20	9/9/20							4,460	749,726
Sunil K. Cutinho	Bonus	N/A	N/A	178,125	475,000	950,000
	PS-TSR	12/31/20	9/9/20				2,120	4,239	8,478		1,018,801
	RS	9/15/20	9/9/20							4,240	712,744

(1)

“Bonus” refers to 2020 annual bonus opportunity, “PS-TSR” refers to performance shares tied to total shareholder return relative to the S&P 500 and “RS” refers to time-vested restricted stock awards. Performance shares are granted at the target level and adjusted based on actual performance.

(2)

The amounts shown in the “Threshold,” “Target” and “Maximum” columns reflect the bonus opportunity for our named executive officers based upon their annual bonus target as discussed on page 52 under the “2020 bonus awards” heading and are dependent upon the level of cash earnings and cost synergies achieved.

(3)

Under our equity program, eligible employees, including members of our senior management group, typically receive annual equity awards in September of each year. Employees promoted to the senior management group after the September awards are made are eligible for a prorated promotional award in March. In addition, Mr. Duffy was eligible for (but did not receive in 2020) a performance-based restricted stock award based on exceptional one-year total shareholder return and cash earnings achievement as described on page 55. On September 9, 2020 our compensation committee met and approved our annual equity awards for our executive officers based on our pre-established formulas under our equity program as described on page 53. These awards of performance shares and time-vested restricted stock were made on September 15, 2020. The amounts in the “Threshold,” “Target” and “Maximum” columns reflect the performance share opportunity awarded in 2020 tied to total shareholder return relative to the S&P 500 during 2021-2023.

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Executive Compensation (Continued)

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The following table summarizes the number of securities underlying outstanding plan awards as of December 31, 2020 for each named executive officer.

		Option Awards			Stock Awards

Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable(1)	Option Exercise Price	Option Expiration Date	Number of Shares of Stock That Have Not Vested(1)	Market Value of Shares of Stock That Have Not Vested(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That have Not Vested(1)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(2)
Terrence A. Duffy	12/31/2020	—	$—	—	—	$—	13,385	(3)	$2,436,739
	12/31/2019	—	—	—	—	—	6,341	(4)	1,154,379
	12/31/2018	—	—	—	—	—	7,580	(5)	1,379,939
	12/31/2017	—	—	—	—	—	32,896	(6)	5,988,717
John W. Pietrowicz	12/31/2020	—	—	—	—	—	2,454	(3)	446,751
	9/15/2020	—	—	—	4,908	893,501	—		—
	12/31/2019	—	—	—	—	—	1,993	(4)	362,826
	9/16/2019	—	—	—	2,988	543,965	—		—
	12/31/2018	—	—	—	—	—	2,383	(5)	433,825
	9/14/2018	—	—	—	2,382	433,643	—		—
	12/31/2017	—	—	—	—	—	9,398	(6)	1,710,906
	9/15/2017	—	—	—	1,428	259,967	—		—
Kevin D. Kometer	12/31/2020	—	—	—	—	—	2,231	(3)	406,154
	9/15/2020	—	—	—	4,460	811,943	—		—
	12/31/2019	—	—	—	—	—	1,721	(4)	313,308
	9/16/2019	—	—	—	2,583	470,235	—		—
	12/31/2018	—	—	—	—	—	1,949	(5)	354,815
	9/14/2018	—	—	—	1,950	354,998	—		—
	12/31/2017	—	—	—	—	—	8,460	(6)	1,540,143
	9/15/2017	—	—	—	1,285	233,934	—		—
Julie Holzrichter	12/31/2020	—	—	—	—	—	2,231	(3)	406,154
	9/15/2020	—	—	—	4,460	811,943	—		—
	12/31/2019	—	—	—	—	—	1,812	(4)	329,875
	9/16/2019	—	—	—	2,718	494,812	—		—
	12/31/2018	—	—	—	—	—	2,058	(5)	374,659
	9/14/2018	—	—	—	2,058	374,659	—		—
	12/31/2017	—	—	—	—	—	8,460	(6)	1,540,143
	9/15/2017	—	—	—	1,285	233,934	—		—
Sunil K. Cutinho	12/31/2020	—	—	—	—	—	2,120	(3)	385,946
	9/15/2020	—	—	—	4,240	771,892	—		—
	12/31/2019	—	—	—	—	—	1,631	(4)	296,924
	9/16/2019	—	—	—	2,445	445,112	—		—
	12/31/2018	—	—	—	—	—	1,841	(5)	335,154
	9/14/2018	—	—	—	1,840	334,972	—		—
	12/31/2017	—	—	—	—	—	7,990	(6)	1,454,580
	9/15/2017	—	—	—	1,214	221,009	—		—

(1)

Subject to acceleration or termination in certain circumstances, stock option and restricted stock awards generally vest over a four-year period, with 25% vesting one year after the grant date and an additional 25% vesting on each anniversary date thereafter. Performance awards and special awards may have differing vesting schedules specific to the award purpose.

(2)	Market value was determined using the closing price on December 31, 2020 of $182.05.

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Executive Compensation (Continued)

(3)

Reflects performance shares awarded in September 2020 tied to TSR relative to the S&P 500 during 2021-2023, which will vest in full, if earned, following the completion of the three-year performance period; payout value shown assumes achievement of the threshold performance level.

(4)

Reflects performance shares awarded in September 2019 tied to TSR relative to the S&P 500 during 2020-2022, which will vest in full, if earned, following the completion of the three-year performance period; payout value shown assumes achievement of the threshold performance level.

(5)

Reflects performance shares awarded in September 2018 tied to TSR relative to the S&P 500 during 2019-2021, which will vest in full, if earned, following the completion of the three-year performance period; payout value shown assumes achievement of the threshold performance level.

(6)

Reflects performance shares awarded in September 2017 tied to growth in net income margin relative to the diversified financial services index within the S&P 500, and to TSR relative to the S&P 500 during 2018-2020; payout value shown reflects actual performance results whereby 200% of target growth in net income margin shares were earned and 129.06% of target TSR shares were earned. These performance shares vested in March 2021.

OPTIONS EXERCISED AND STOCK VESTED

The following table summarizes stock option exercises by our named executive officers and the vesting of their stock awards in 2020.

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting		Value Realized on Vesting
Terrence A. Duffy	—	$—	114,624	(1)	$20,625,934
John W. Pietrowicz	5,000	623,950	17,511		3,115,101
Kevin D. Kometer	—	—	16,247		2,893,261
Julie Holzrichter	—	—	16,346		2,909,889
Sunil K. Cutinho	—	—	16,075		2,864,362

(1)	Includes 53,711 restricted shares that became vested on December 31, 2020 pursuant to the terms of Mr. Duffy’s employment agreement, discussed in more detail on page 65.

PENSION BENEFITS

We maintain a non-contributory defined benefit cash balance pension plan for eligible U.S. employees. To be eligible, an employee must have completed a continuous 12-month period of employment with us and have reached the age of 21. Our funding goal is to have the pension plan 100% funded on a projected benefit obligation basis, while also satisfying any minimum required contributions and maximizing tax deductible contribution requirements.

Participants are fully vested in their accounts after three years of service. Once an employee becomes a participant in the pension plan, their notional pension account is credited with an amount equal to an age-based percentage of that individual’s earnings plus the greater of 4% interest or the December yield on one-year constant maturity yield for U.S. Treasury notes. During 2020, the pension plan interest rate was 4%. The pension account is portable and vested balances may be paid out in a lump sum when participants end their employment with us. Alternatively, upon retirement, a participant may elect to receive the balance in the account in the form of one of various monthly annuities.

The following is the schedule of employer contributions based on age and percentage of pensionable pay (including base salary, regular annual bonuses and merit lump sum payments) under our pension plan. Pensionable pay is limited by the Code, which imposed a limit of $285,000 in 2020:

Age	Employer Contribution Percentage
Under 30	3%
30–34	4
35–39	5
40–44	6
45–49	7
50–54	8
55 or greater	9

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Executive Compensation (Continued)

The following table below sets forth the estimated payments under our pension plan for our named executive officers upon retirement based upon the present value of the benefits expected to be paid in the future.

Name	Number of Years Credited Service	Present Value of Accumulated Benefit(1)	Payments During Last Fiscal Year
Terrence A. Duffy	13	$390,167	$—
John W. Pietrowicz	16	443,989	—
Kevin D. Kometer	23	582,443	—
Julie Holzrichter	14	504,500	—
Sunil K. Cutinho	17	385,948	—

(1)

In calculating the present value of the accumulated benefit, the following assumptions were used: assumed retirement age of 65; discount rate of 2.7% as of December 31, 2020; and projected future investment crediting rate assumption of 4% as of December 31, 2020. The normal retirement age as defined in our pension plan is the later of 65 years of age or 5 years of service. Under the terms of our pension plan, years of service for purposes of the plan are credited beginning on the first day of the calendar quarter on or after attaining one year of service with CME Group. Therefore, years of credited service under the plan are less than an employee’s actual period of service with CME Group.

NON-QUALIFIED DEFERRED COMPENSATION PLANS

All of our U.S. senior level employees, including our named executive officers, are eligible to defer up to 50% of their annual base salary and up to 100% of their bonus into our Senior Management Supplemental Deferred Savings Plan. The contributions made by our named executive officers under this plan in 2020 are shown in the table below under “Executive Contributions.” Deferrals may be invested in one or more market-based investments offered by the plan from time to time at the choice of the individual. The return on their investment choice is the only return they will receive on the contributions under the plan. We do not provide any guaranteed rate of return. There is no limitation on their ability to change investments. Distributions will be on a fixed date, at termination or six months after termination, depending upon the time of the distribution election and the requirements of applicable law.

The deferred savings plan also includes 401(k) make-whole and pension make-whole contributions. Make-whole contributions are company contributions for individuals whose compensation has exceeded the statutory compensation limit identified in the Code and thus must be excluded from consideration in qualified retirement plans. These amounts are included in the table below under “Registrant Contributions.” The aggregate balance at year end in the table below includes the balance the named executive officer may have in the Senior Management Supplemental Deferred Savings Plan.

	Executive Contributions in Last Fiscal Year(1)	Registrant Contributions in Last Fiscal Year(2)	Aggregate Earnings in Last Fiscal Year(3)	Aggregate Withdrawals/ Distributions	Aggregate Balance at 12/31/20
Terrence A. Duffy	$—	$434,571	$370,978	$—	$5,499,830
John W. Pietrowicz	305,568	92,304	669,343	—	3,392,850
Kevin D. Kometer	—	77,990	508,426	—	2,085,356
Julie Holzrichter	—	72,486	134,529	—	907,416
Sunil K. Cutinho	33,424	57,454	157,961	—	864,844

(1)	All amounts included under “Executive Contributions” are also included in the “Salary” or “Non-Equity Incentive Plan Compensation” columns of the Summary Compensation Table on page 60.

(2)

The amounts included under the “Registrant Contributions” column consist of 401(k) make-whole and pension make-whole contributions and are included in the “All Other Compensation” column of the Summary Compensation Table.

(3)

“Aggregate Earnings” are based on the investment selection of the individuals from one or more market-based investments that the plan offers from time to time and are the only return on contributions made by the named executive officer and CME Group. “Aggregate Earnings” represent amounts earned on contributions made in 2020 as well as prior contributions. Such earnings are not included in the Summary Compensation Table because they were not above market.

64	Notice of Annual Meeting of Shareholders and 2021 Proxy Statement

Executive Compensation (Continued)

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL

We have an employment agreement in place with Mr. Duffy. The contractual commitments under this agreement are summarized below. For our named executive officers other than Mr. Duffy, their employment relationships are governed by our policies and practices that we have in place for other employees from time to time, including members of senior management. Estimated termination payments to our named executive officers under any employment agreement and general policies are shown in the table beginning on page 67.

Employment Agreements and other Compensation Arrangements with Named Executive Officers

Duffy Employment Agreement

As discussed in the Compensation Discussion and Analysis section, our philosophy is to enter into employment contracts or other agreements on a very selective basis in light of the particular facts and circumstances involved in the individual employment relationship. The following is a summary of the key terms of our employment agreement with Mr. Duffy, which was most recently amended and restated on December 16, 2019. The summary is qualified in its entirety by the complete text of the employment agreement, which was filed with the SEC on a Current Report on Form 8-K on December 17, 2019.

Agreement Term: December 31, 2023.

Minimum Base Salary: $1,500,000 per year.

Annual Bonus and Equity Compensation: Effective January 1, 2020, the annual target opportunity under our annual incentive plan was increased from 175% to 200% of base salary paid in the plan year. Effective January 1, 2020, for our equity incentive plan, the annual target grant date value opportunity was increased from 350% to 600% of base salary.

Termination Provisions: In the event of a termination of employment by the company without cause, as defined in the agreement, in addition to his accrued benefits, the executive is entitled to a one-time lump sum severance payment equal to two times his then current base salary, subject to the executive’s timely execution and delivery of a general release. Additionally, upon such a termination all outstanding unvested time-vesting equity awards that were granted after November 4, 2010 will automatically vest and, in the case of stock options and stock appreciation rights, will remain exercisable for a period of four years from the date of termination (but not beyond the maximum term of the award). Also, upon such a termination, all outstanding performance-based equity awards shall become vested or be forfeited solely based on actual performance measured over the full performance term.

In the event of executive’s death or disability, as defined in the agreement, all unvested time-vesting equity awards granted after November 4, 2010 will vest and, in the case of stock options and stock appreciation rights, will remain exercisable for a period of four years from the date of the event (but not beyond the maximum term of the award) and all performance-based equity awards shall become vested at the target level and become payable within 30 days following the date of death or termination for disability.

Change of Control: In the event of a change of control, as defined in the agreement, prior to termination of employment, all of the executive’s unvested time-vesting equity awards shall become vested and all of the executive’s performance-based equity awards shall become vested or be forfeited solely based on actual performance measured over the full performance term (unless a more favorable treatment is provided in the agreement evidencing the particular award or applies to the award pursuant to the operation of the applicable plan under which the award was granted, in which case such more favorable treatment will apply). If executive is involuntarily terminated without cause within 60 days prior to a change of control, all of his unvested time-vesting equity awards that would have been outstanding had he been employed on the date of the change of control will become vested and all performance-based equity awards shall become vested or be forfeited solely based on actual performance measured over the full performance term (unless a more favorable treatment is provided in the agreement evidencing the particular award or applies to the award pursuant to the operation of the applicable plan under which the award was granted, in which case such more favorable treatment will apply).

Non-Compete Provision: The agreement also contains a provision prohibiting the executive during the term of his employment, and for one year thereafter, from being employed in an executive or managerial capacity by, or providing, whether as an employee, partner, independent contractor, consultant or otherwise, any services of an executive or managerial nature, or any services similar to those provided by him to the company, to a competing business.

Notice of Annual Meeting of Shareholders and 2021 Proxy Statement	65

Executive Compensation (Continued)

Treatment of Equity at Expiration: On December 31, 2020, all outstanding unvested time-vesting equity awards granted to the executive after November 11, 2015 became vested and all performance-based equity awards shall become vested or be forfeited solely based on actual performance measured over the full performance term, in connection with the executive’s timely execution and delivery of a general release.

If employed by the company on December 31, 2022, all outstanding unvested time-vesting equity awards granted to the executive will vest and all performance-based equity awards shall become vested or be forfeited solely based on actual performance measured over the full performance term, which vesting is subject to executive’s timely execution and delivery of a general release. Further, if employed by the company on December 31, 2023, all outstanding unvested time-vesting equity awards granted to the executive will vest and all performance-based equity awards shall become vested or be forfeited solely based on actual performance measured over the full performance term, which vesting is subject to executive’s timely execution and delivery of a general release.

Treatment of Annual Bonus at Expiration: If employed by the company on December 31, 2022, then executive shall be entitled to a bonus opportunity under our bonus incentive plan and any continued employment requirement of the applicable bonus award or its payment shall be waived subject to executive’s timely execution and delivery of a general release. Further, if employed by the company on December 31, 2023, then executive shall be entitled to a bonus opportunity under our bonus incentive plan and any continued employment requirement of the applicable bonus award or its payment shall be waived subject to executive’s timely execution and delivery of a general release.

Additional Benefits: In the event of executive’s disability or following any termination of employment by him voluntarily or by the company without cause, the executive will also be entitled to receive insurance and health benefits until the earlier to occur of (i) the fourth anniversary of the expiration or termination, as applicable, or (ii) the date the executive is covered by comparable insurance and health benefits. In the event that life insurance coverage results in taxable income to executive’s beneficiaries, CME Group will provide a gross up.

Other CME Policies and Practices

The following is a summary of our other plans in place that provide for benefits upon termination of employment and/or in the event of a change of control.

Annual Performance Bonuses. In accordance with the terms of our bonus plans, in the event an employee dies or becomes disabled, he or she or his or her beneficiaries will be entitled to receive a pro rata bonus, subject to actual performance.

Severance Plans. The compensation committee has adopted a written severance policy for termination due to job elimination, reduction in force, or in limited circumstances, performance for U.S. employees not covered by a written employment agreement or severance plan. Under the policy for executives, executive officers other than Mr. Duffy would be eligible for severance pay of two weeks of base salary per year of service, subject to a minimum of six weeks and a maximum of thirty-nine weeks of base salary in the case of a qualifying termination.

In 2019, the committee approved a severance formula for termination in relation to the NEX acquisition for U.S. employees terminated by December 31, 2021. Under the policy for executives, in the case of a termination related to the acquisition, executives officers other than Mr. Duffy would be eligible for severance pay of two weeks of base salary per year of service, subject to a minimum of four weeks and a maximum of fifty-two weeks of base salary.

Additionally, the severance plan allows for payment for all of or a part of the cost of the continuation of health plan coverage and outplacement services for a period of time as well as acceleration of the vesting of unvested stock options and restricted shares that would have otherwise vested during the severance pay period.

Equity Plans. We make equity grants to our employees under the Omnibus Stock Plan. All of the outstanding awards for our named executive officers follow the terms and conditions of the Omnibus Stock Plan. The terms of the employment agreement for Mr. Duffy govern his equity awards.

In the event of death, the employee’s beneficiaries would vest in any outstanding equity awards, with outstanding performance shares vesting at the target level. In the event of termination due to disability, outstanding restricted stock awards become vested and outstanding performance shares become vested at the target level. Awards automatically vest upon a change of control (as defined in the Omnibus Stock Plan), with performance shares vesting at the greater of actual performance at the time of the change of control or the target level.

66	Notice of Annual Meeting of Shareholders and 2021 Proxy Statement

Executive Compensation (Continued)

POTENTIAL PAYMENTS TO NAMED EXECUTIVE OFFICERS

The following table sets forth the estimated benefits and payments upon termination of our named executive officers as of year-end, under various circumstances. These payments assume a termination or change of control effective upon December 31, 2020 in accordance with their contractual provisions in effect at such time. Unless otherwise specified, payments and benefits that would be generally available to all employees, including accrued benefits, are not included in the amounts below.

	Termination Due to:

	Involuntary for Cause	Voluntary	Voluntary for Good Reason	Involuntary Not for Cause	Change In Control	Death	Disability

Terrence A. Duffy
Total Cash Severance (1)	$—	$—	$3,000,000	$3,000,000	$3,000,000	$—	$—
Value of Equity Subject to Accelerated Vesting (2)	—	15,930,649	15,930,649	15,930,649	15,930,649	15,930,649	15,930,649
Continuation of Health & Welfare Benefits (3)	—	170,929	170,929	170,929	170,929	—	—
Other Accrued Pay and Benefits (4)	—	—	—	—	—	3,195,001	3,195,001
Total:	$—	$16,101,578	$19,101,578	$19,101,578	$19,101,578	$19,125,650	$19,125,650
John W. Pietrowicz
Total Cash Severance (1)	$—	$—	$—	$359,615	$359,615	$—	$—
Value of Equity Subject to Accelerated Vesting (2)	—	—	—	1,710,906	6,328,604	6,328,604	6,328,604
Continuation of Health & Welfare Benefits (3)	—	—	—	—	—	—	—
Other Accrued Pay and Benefits (4)	—	—	—	—	—	585,750	585,750
Total:	$—	$—	$—	$2,070,521	$6,688,219	$6,914,354	$6,914,354
Kevin D. Kometer
Total Cash Severance (1)	$—	$—	$—	$375,000	$375,000	$—	$—
Value of Equity Subject to Accelerated Vesting (2)	—	—	—	2,311,307	5,559,807	5,559,807	5,559,807
Continuation of Health & Welfare Benefits (3)	—	—	—	20,117	20,117	—	—
Other Accrued Pay and Benefits (4)	—	—	—	—	—	531,783	531,783
Total:	$—	$—	$—	$2,706,424	$5,954,924	$6,091,590	$6,091,590
Julie Holzrichter
Total Cash Severance (1)	$—	$—	$—	$269,231	$269,231	$—	$—
Value of Equity Subject to Accelerated Vesting (2)	—	—	—	1,540,143	5,676,501	5,676,501	5,676,501
Continuation of Health & Welfare Benefits (3)	—	—	—	9,076	9,076	—	—
Other Accrued Pay and Benefits (4)	—	—	—	—	—	532,500	532,500
Total:	$—	$—	$—	$1,818,450	$5,954,808	$6,209,001	$6,209,001
Sunil K. Cutinho
Total Cash Severance (1)	$—	$—	$—	$328,846	$328,846	$—	$—
Value of Equity Subject to Accelerated Vesting (2)	—	—	—	1,454,580	5,263,248	5,263,248	5,263,248
Continuation of Health & Welfare Benefits (3)	—	—	—	19,829	19,829	—	—
Other Accrued Pay and Benefits (4)	—	—	—	—	—	505,158	505,158
Total:	$—	$—	$—	$1,803,255	$5,611,923	$5,768,406	$5,768,406

(1)

Cash severance represents contractual amount for Mr. Duffy in accordance with his employment agreement. Cash severance for Mr. Pietrowicz, Mr. Kometer, Ms. Holzrichter and Mr. Cutinho is pursuant to the terms of our severance plan for eligible terminations unrelated to the NEX acquisition.

(2)

Amounts shown for the “Value of Equity Subject to Accelerated Vesting” are based on the applicable stock plan, severance plan and contractual provisions in place and include accelerated vesting of outstanding options, restricted stock and performance shares as applicable. For purposes of this analysis, for performance awards tied to performance periods ending on or before December 31, 2020, the actual number of shares earned was used in the calculations for applicable scenarios; for outstanding performance awards tied to performance beyond 2020, the target number of shares was used in the calculations. Unless specifically provided for in contractual agreements, outstanding performance awards do not receive accelerated vesting in the case of involuntary termination. The values were determined using the closing price on December 31, 2020 of $182.05.

(3)

Amounts shown for the “Continuation of Health and Welfare Benefits” reflect our contractual agreement with Mr. Duffy and benefits provided under the severance plan for the other named executive officers in effect during 2020. Mr. Pietrowicz does not participate in the company’s medical plans and therefore is not eligible for continued coverage through COBRA. Mr. Duffy’s continuing benefits do not reflect the additional amounts that CME Group may incur in connection with the self-insurance of certain benefits as previously described because such amounts were granted for the purposes of providing Mr. Duffy with the disability insurance benefits based on two-thirds of base salary (subject to plan maximums) and life insurance benefits based on three times base salary (subject to plan maximums) consistent with benefits provided to other employees on a broad basis.

(4)	Amounts shown for the “Other Accrued Pay and Benefits” in event of death or disability include accrued bonus payments pursuant to our bonus plans based on actual bonus amounts for 2020.

Notice of Annual Meeting of Shareholders and 2021 Proxy Statement	67

Executive Compensation (Continued)

CHIEF EXECUTIVE OFFICER PAY RATIO

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, for 2020:

•	the median annual total compensation of our employees (other than Mr. Duffy, who serves in the role of Chief Executive Officer) was $148,760;

•	the annual total compensation of Mr. Duffy, as reported in the Summary Compensation Table, was $16,118,467; and

•	as a result, the annual total compensation of Mr. Duffy is estimated to be 109 times that of the median annual total compensation of our employees (other than Mr. Duffy).

Consistent with prior year methodology, we selected a measurement date of December 31, 2020, our fiscal year-end. As of that date, our global employee population including interns consisted of approximately 4,450 staff, with 58% (2,585) of these employees working in the United States and the remaining 42% (1,865) working in our various non-U.S. locations (Australia, Brazil, Canada, China, France, Germany, Hong Kong, India, Israel, Japan, Netherlands, Philippines, Singapore, South Korea, Sweden, Switzerland, and the United Kingdom).

Under the “de minimis exemption” adjustment permitted under the SEC rules, the following countries and employee counts were excluded from our median employee determination: Brazil (3), China (18), Philippines (7), and Singapore (138). Our employee population, after taking the “de minimis exemption” into account, consisted of approximately 4,285 individuals.

To determine the median employee, our calculation approach aggregates actual base salary earnings in 2020, overtime earnings paid in 2020 for eligible employees, bonus awards earned in 2020 and paid in March 2021 and the grant date value of any equity awards granted in 2020. The sum of these amounts represents our “consistently applied compensation measure,” used in identifying the median employee. We do not apply a cost of living adjustment to the data.

The total annual compensation for the “median employee” was determined using the Summary Compensation Table methodology, which included the change in pension value for the median employee and 401(k) contributions made by the company in 2020.

This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described above. The SEC rules for identifying the median employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have differing employment and compensation practices and may use different methodologies, exclusions, estimates and assumptions in calculating their pay ratios.

68	Notice of Annual Meeting of Shareholders and 2021 Proxy Statement

Director Compensation

Our directors play a critical role in guiding our strategic direction and overseeing management. Developments in corporate governance and financial reporting have resulted in an increased demand for highly qualified directors. We provide compensation commensurate with our directors’ workload, risk and opportunity costs. In addition, to satisfy our self-regulatory responsibilities, we have established a number of functional exchange committees of which certain of our directors are members. Our compensation program for our non-executive directors is designed to compensate our directors based on their respective levels of board participation and responsibilities, including service on board committees and functional exchange committees.

Similar to our philosophy on management pay, we generally target the 50th percentile of the competitive market for compensation of the board of directors. We also review the range of values around the median, including the 25th and 75th percentiles. The primary components of our board member compensation package consist of an annual cash stipend, committee meeting fees, an annual equity stipend, chairperson retainers for our non-executive chairs, additional meeting fees for certain committee chairs and a stipend for our independent Lead Director. Non-executive board members are eligible to participate in our Director Deferred Compensation Plan.

A formal review of each component of pay against competitive practices was completed in 2020, but no changes were made to compensation levels.

The compensation of our board members is set forth in the table entitled Director Compensation Table on page 70.

FEES AND COMPENSATION PLANS FOR CME GROUP NON-EXECUTIVE DIRECTORS

The compensation committee is responsible for reviewing and recommending to the board the compensation for the non-executive directors of CME Group. Only non-executive directors receive compensation for their service as a director. Our non-executive director compensation includes:

Annual Stipends
Annual cash stipend(1)	$80,000
Annual retainer for non-executive directors serving as a committee chair	$20,000
Annual equity stipend(2)	$120,000
Annual Lead Director stipend	$25,000

Meeting Fees
Meeting fees for audit, clearing house oversight, compensation, executive, finance, nominating and governance, market regulation oversight and risk committees(3)	$1,500
Additional meeting fee for non-executive directors serving as chair of the foregoing committees	$500
Meeting fee for the clearing house risk, interest rate swap risk and for other functional exchange committees(3)	$1,000

(1)

Directors have the option to elect to receive some or the entire portion of their annual cash stipend, which is paid pro-rata on a monthly basis, in shares of stock valued at the closing price on the date of grant. If a director who elects to receive additional stock leaves the board prior to the next annual meeting, such director will be responsible for repaying us for the amount of the unearned stipend that otherwise would have been paid in cash.

(2)	Shares received are granted under our Director Stock Plan and are not subject to any vesting restrictions.

(3)

The fee for telephonic participation in a regularly scheduled CME Group board committee meeting is 50% of that for in-person participation. However, it is within the discretion of the particular committee chairperson to determine if it is appropriate to pay the full meeting fee, taking into consideration the member’s ability to participate based upon the particular circumstances. It is within the discretion of a committee to create a subcommittee to address a specific issue and to determine whether members of such subcommittee should receive fees up to the amount of the regular committee meeting fee for their participation in such subcommittee.

Non-executive directors may participate in our Director Deferred Compensation Plan in the market investments that the plan offers from time to time. The return on the investments selected by the directors is the only return they will receive on their deferred compensation. We do not provide any pension, health benefit or other benefit programs to our non-executive directors.

Notice of Annual Meeting of Shareholders and 2021 Proxy Statement	69

Director Compensation (Continued)

The following table provides information regarding the compensation earned during the year ended December 31, 2020 by each of our current directors, except for Mr. Duffy, and for directors who retired during 2020. The compensation for Mr. Duffy as a named executive officer is set forth in the Summary Compensation Table on page 60.

DIRECTOR COMPENSATION TABLE

Director	Fees Earned or Paid in Cash(1)	Stock Awards(2)	All Other Compensation		Change in Pension Value and Non-Qualified Deferred Compensation Earnings		Total

Timothy S. Bitsberger	$133,000	$120,107	$—		$—		$253,107

Charles P. Carey	29,541	200,066	—		—		229,607

Dennis H. Chookaszian	122,333	120,107	—		—		242,440

Elizabeth A. Cook	111,500	120,107	—		—		231,607

Michael G. Dennis(3)	51,417	120,107	—		—		171,524

Bryan T. Durkin(3)	—	—	541,719	(4)	140,831	(5)	682,550

Ana Dutra	101,000	120,107	—		—		221,107

Martin J. Gepsman	118,250	120,107	—		—		238,357

Larry G. Gerdes	62,374	200,066	—		—		262,440

Daniel R. Glickman	145,999	120,107	—		—		266,106

Yra G. Harris(6) (7)	—	—	—		—		—

Gedon Hertshten(6)	3,000	—	—		—		3,000

William W. Hobert	39,041	200,066	—		—		239,107

Daniel G. Kaye	109,167	120,107	—		—		229,274

Phyllis M. Lockett	104,000	120,107	—		—		224,107

Deborah J. Lucas	104,000	120,107	—		—		224,107

Patrick W. Maloney(3)	49,667	120,107	—		—		169,774

Patrick J. Mulchrone(3)	48,167	120,107	—		—		168,274

Ronald A. Pankau(6)	46,583	—	—		—		46,583

Terry L. Savage	113,667	120,107	—		—		233,774

Rahael Seifu(3)	48,167	120,107	—		—		168,274

William R. Shepard	24,041	200,066	—		—		224,107

Howard J. Siegel	49,041	200,066	—		—		249,107

Michael A. Spencer (6)	—	—	1,453,256	(8)	—		1,453,256

Dennis A. Suskind	146,750	120,107	—		—		266,857

Robert J. Tierney Jr.	100,000	120,107	—		—		220,107

(1)

The amounts reflected in the “Fees Earned or Paid in Cash” consist of annual cash stipends, cash payments made due to share rounding of the stock award, committee meeting fees (board, functional and subcommittee) and annual retainers for the committee chairs, including amounts deferred under our Director Deferred Compensation Plan. Board committee and functional committee meeting fees are subject to an overall cap of $100,000 per year.

(2)

The amounts reflected in the “Stock Awards” column reflect the aggregate grant date fair value computed in accordance with the Financial Accounting Standards Board ASC Topic 718. See note 16 of the notes to consolidated financial statements of CME Group Inc. and subsidiaries for more details on the assumptions made in the valuation of stock awards. The value of 2020 stock awards was calculated using the closing price on June 25, 2020 of $168.69. The awards represent our annual grant to our non-executive board members, which are not subject to any vesting restrictions. Awards in excess of $120,107 are due to the director’s election to receive additional shares in lieu of all or a portion of his or her annual cash stipend. No other awards were made to our non-executive board members in 2020. See the table entitled Directors, Director Nominees and Executive Officers on page 72 for the complete stock ownership of our board members.

70	Notice of Annual Meeting of Shareholders and 2021 Proxy Statement

Director Compensation (Continued)

(3)	Elected to the board in May 2020.

(4)

Effective May 7, 2020, Mr. Durkin transitioned from his role as President, which was an executive officer position, to the role of advisor, which is not an executive officer position. He did not receive additional compensation for his service on the board. Compensation paid to Mr. Durkin in 2020 consists of: $401,539 in aggregate for base salary, $5,192 in 401(k) company contributions, $134,790 in 401(k) and pension make-whole company contributions and $198 in life insurance premiums paid by the company. The change to Mr. Durkin’s role was filed with the SEC on a Current Report on Form 8-K on February 5, 2020.

(5)

Consistent with other eligible U.S.-based employees, Mr. Durkin participates in our U.S. retirement programs. The amount listed in the “Change in Pension Value and Non-Qualified Deferred Compensation Earnings” column reflects only the change in pension value during the year.

(6)	Retired from the board in May 2020.

(7)	Mr. Harris elected to receive his annual cash stipend in the form of stock, which was granted in 2019. He did not receive any cash fees in 2020.

(8)

Lord Spencer was employed as a special advisor through November 2, 2020, which was not an executive officer role and he did not receive additional compensation for his service on the board. Compensation paid to Lord Spencer in 2020 consists of: $992,048 in base salary and termination payments and $36,748 in cash allowance in lieu of pension contributions. Also included in the value above: $99,576 in premiums paid for a private medical insurance policy for Lord Spencer and family members, $2,200 in life insurance premiums, $30,913 in expenses related to a Bloomberg terminal and data and $291,771 in expenses related to a car and driver. Lord Spencer had the benefit of the private medical insurance policy, the Bloomberg terminal and data and the company-owned car and driver at the time of the NEX transaction, which was continued post-close. The value for the car and driver consists of gas, parking, maintenance costs and applicable payroll-related expenses. In 2020, the company sold to Lord Spencer the company-owned car he had been using for a nominal value. The estimated value of the vehicle was approximately $50,000. No amounts related to the car sale transaction are included in the table. All figures referenced are based on an exchange rate of 1.357922 USD/GBP. A copy of the Amendment of Deed, dated November 2, 2018, by and among CME Group Inc., NEX Group plc and Michael Spencer was filed with the SEC on a Current Report on Form 8-K on November 8, 2018.

DIRECTOR STOCK PLAN

Our Director Stock Plan provides for the issuance of up to 625,000 shares of Class A common stock (subject to adjustment in the event of a merger, reorganization or similar corporate event involving us) through awards of non-qualified stock options, restricted stock and shares of common stock. The plan is administered by the compensation committee, which has the responsibility for recommending to the board the annual equity stipend for our non-executive directors.

STOCK OWNERSHIP GUIDELINES

Our non-executive board members are subject to stock ownership guidelines valued at two times the total annual retainer (representing 5 times the cash portion of the retainer, or $400,000). Each member has five years from May 2008 or election to the board, whichever is later, to achieve this stock ownership guideline. As of the 2020 review, all of our board members with five or more years of board service had satisfied the guideline.

Notice of Annual Meeting of Shareholders and 2021 Proxy Statement	71

Security Ownership of CME Group Common Stock

The following tables show the amount of common stock owned by each of our directors, director nominees and by each executive officer who is not also a director named in the Summary Compensation Table on page 60 of this proxy statement, and by all directors and executive officers as a group and the amount of common stock beneficially owned by individuals owning more than five percent of our Class A common stock as of March 8, 2021 unless otherwise noted. In general, “beneficial ownership” includes those shares over which a person has the power to vote, or the power to transfer, and stock options that are currently exercisable or will become exercisable within 60 days of March 8, 2021. Except as otherwise noted, the persons named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them. None of our directors, director nominees or executive officers beneficially own more than one percent of any class of common stock. Shares have been rounded to the nearest full amount.

Directors, Director Nominees and Named Executive Officers

	Class of Common Stock

Name of Beneficial Owner(1)	A	B-1	B-2	B-3	B-4

Terrence A. Duffy(2)	66,170	1	—	—	1

Timothy S. Bitsberger	10,139	—	—	—	—

Charles P. Carey(3)	9,868	1	1	1	1

Dennis H. Chookaszian(4)	15,749	—	—	—	—

Elizabeth A. Cook(5)	22,159	—	—	1	—

Sunil Cutinho	36,313	—	—	—	—

Michael G. Dennis(6)	766	—	—	—	—

Bryan T. Durkin	71,150	—	—	—	—

Ana Dutra	5,885	—	—	—	—

Martin J. Gepsman(7)	29,417	—	—	1	1

Larry G. Gerdes	35,934	—	—	—	—

Daniel R. Glickman(8)	16,505	—	—	—	—

Yra G. Harris	1,885	—	1	—	—

Julie Holzrichter	37,433	—	—	—	—

William W. Hobert(9)	121,002	2	6	7	—

Daniel G. Kaye	1,318	—	—	—	—

Kevin D. Kometer	69,388	—	—	—	—

Phyllis M. Lockett	1,318	—	—	—	—

Deborah J. Lucas	2,006	—	—	—	—

Patrick W. Maloney	716	—	1	—	—

Patrick J. Mulchrone	50,103	1	1	1	1

John (Jack) D. Newhouse Jr.	1,005	—	1	—	—

John W. Pietrowicz	48,506	—	—	—	—

Terry L. Savage(10)	17,839	—	—	—	—

Rahael Seifu	712	—	—	—	—

William R. Shepard(11)	199,060	5	5	2	1

Howard J. Siegel	81,568	1	—	1	—

Dennis A. Suskind	2,565	—	—	—	—

Robert J. Tierney Jr.(12)	8,818	1	2	1	1

(1)	The address for all persons listed in the table is CME Group Inc., 20 South Wacker Drive, Chicago, IL 60606.

(2)	Includes 495 Class A shares and 1 Class B-4 share to which Mr. Duffy shares joint ownership and has voting power.

72	Notice of Annual Meeting of Shareholders and 2021 Proxy Statement

Security Ownership of CME Group Common Stock (Continued)

(3)

Mr. Carey owns 3,727 Class A shares held in trust and 6,141 Class A shares held through a trading firm. He also owns 1 share of Class B-1, 1 share of Class B-2, 1 share of Class B-3 and 1 share of Class B-4 indirectly through a trading firm for purposes of meeting certain share requirements established by the rules of our derivatives exchanges for member fee purposes.

(4)	Includes 12,934 Class A shares held in the name of Mr. Chookaszian’s spouse.

(5)	Includes 22,139 Class A shares held in trust and 20 shares held in a joint account.

(6)	Includes 40.8072 Class A shares held in the name of Mr. Dennis’ spouse.

(7)	Includes 495 Class A shares and 1 Class B-4 share to which Mr. Gepsman shares joint ownership and has voting power.

(8)	Includes 2,100 Class A shares held in trust.

(9)

Mr. Hobert owns 81,002 Class A shares directly. He also owns 40,000 Class A shares, 2 Class B-1 shares, 6 Class B-2 shares and 7 Class B-3 shares held through a firm of which Mr. Hobert is a majority shareholder.

(10)	All Class A shares held in trust.

(11)

Includes 495 Class A shares and 1 Class B-4 share as to which Mr. Shepard shares joint ownership and has voting power. He also owns 197,060 Class A shares held in trust and 2,000 Class A shares held directly. All Class B shares held in trust.

(12)	Mr. Tierney owns 1,318 Class A shares directly and 7,500 Class A shares through a firm of which he is the owner.

Directors and Executive Officers as a Group (34 persons)

Class of Common Stock	Total Shares	Percent of Class(1)

Class A(2)	1,093,751	0.3%

Class B-1	12	1.9%

Class B-2	16	2.0%

Class B-3	15	1.2%

Class B-4	6	1.5%

Total Classes (A & B)	1,093,800	0.3%

(1)

Based on 359,053,058 shares of Class A common stock; 625 shares Class B-1 common stock; 813 shares of Class B-2 common stock; 1,287 shares of Class B-3 common stock, and 413 shares of Class B-4 common stock outstanding as of March 8, 2021.

(2)

Total shares of Class A common stock include an aggregate of 4,120 options to purchase shares of Class A common stock that are currently exercisable or become exercisable within 60 days of March 8, 2021.

Shareholders Owning More Than Five Percent

Name	Number of Class A Shares	Percent of Vote as a Single Class(1)

Capital World Investors(2)	33,945,618	9.5%

The Vanguard Group(3)	28,231,615	7.9%

The BlackRock, Inc.(4)	25,295,042	7.0%

(1)

Percentage is based on the aggregate of 359,053,058 shares of Class A common stock outstanding as of March 8, 2021, voting together as a single class. Other than with respect to the election of Class B directors and some matters relating to trading rights associated with Class B shares, holders of both classes of common stock will vote together as a single class on all matters to be presented to a vote of shareholders, unless otherwise required by law.

(2)

Capital World Investors, a division of Capital Research and Management Company, filed a Schedule 13G/A on February 16, 2021, which states that its address is 333 South Hope Street, Los Angeles, CA 90071, and that it has sole voting power of 33,910,176 shares of Class A common stock and sole dispositive power of 33,945,618 shares of Class A common stock.

(3)

The Vanguard Group filed a Schedule 13G/A on February 10, 2021, which states that its address is 100 Vanguard Blvd., Malvern, PA 19355, and that it has shared voting power of 586,234 shares of Class A common stock, sole dispositive power of 26,644,473 shares of Class A common stock and shared dispositive power of 1,587,142 shares of Class A common stock.

(4)

BlackRock, Inc. filed a Schedule 13G/A on January 29, 2021, which states that its address is 55 East 52nd Street, New York, NY 10055, and that it has sole voting power of 21,600,908 shares of Class A common stock and sole dispositive power of 25,295,042 shares of Class A common stock.

Notice of Annual Meeting of Shareholders and 2021 Proxy Statement	73

Other Business

CERTAIN BUSINESS RELATIONSHIPS WITH RELATED PERSONS

Our audit committee has adopted a written policy for the review of related party transactions. A copy of our related party transaction approval policy is available on our website. Related party transactions are transactions in which we are a participant, the amount involved exceeds $120,000, and a related party has or will have a direct or indirect material interest. Related parties consist of our directors (including nominees for election as directors), executive officers, holders of more than five percent of our outstanding Class A common stock, and the immediate family members of these individuals, as defined in the policy. Our office of the secretary, in consultation with management and outside counsel, as appropriate, will review potential related party transactions to determine if they are subject to our related party transactions policy. Certain transactions, including compensation and ordinary course trading activity and market data subscriptions, are considered pre-approved and thus do not require specific approval under the policy.

In determining whether to approve a related party transaction, the audit committee will consider, among other factors, the fairness of the proposed transaction, whether there are compelling business reasons to proceed, and whether the transaction would impair the independence of a non-management director or present an improper conflict of interest for a director or executive officer, taking into account the size of the transaction, the overall financial position of the related person, the direct or indirect nature of his or her interest in the transaction, the ongoing nature of any proposed relationship, and any other factors the committee deems relevant. The policy also provides that certain engagements by us of a large firm in which an immediate family member of a director or executive officer is a general partner of such firm will not be considered a related party transaction; provided certain factors are met, including that such family member did not have any involvement in the selection or engagement process, does not receive any compensation or credit in connection with the engagement other than that provided to the other unaffiliated partners and that no other facts or circumstances exist suggesting that the immediate family member has any direct or indirect material interest in the transaction.

We do not consider the amounts involved in the transactions described in this section to be material to our business or material in relation to the businesses of such other companies or the interests of the individuals involved. We recognize the need for transparency and additional disclosure regarding transactions between an issuer and its insiders. However, we do not believe that these disclosures should be a substitute for the overall independence test for determining whether a material relationship exists.

Transactions Relating to Trading Activity in 2020

We are a unique organization stemming from our evolution from a member-owned organization to a public company. In connection with such transition, we recognized the need to maintain the deep industry knowledge of members of our trading community as board members. As a result, some of our board members continue to participate in our markets from which we derive revenue. Payments relating to trading activity include clearing and transaction fees, market data and information services fees and connection fees. A substantial portion of our clearing and transaction fees is received directly from our clearing firms which include charges for trades executed and cleared on behalf of their customers, some of whom may be members of our board or Class B director nominees. Payments received directly by clearing firms in which a board member or Class B director nominee has a significant affiliation are based upon our financial records. Other payments, which are not derived from our financial records because they are processed indirectly through a clearing firm, are set forth below but the actual amounts are not included.

•	Mr. Carey is a principal of a member firm that made payments to us indirectly through its clearing firm in excess of $120,000.

•	Mr. Dennis is a member of the management team of one of our clearing firms that made payments to us of approximately $489 million.

•

Mr. Hertshten is the owner of a clearing firm that made net payments to us of approximately $147 million and is the owner of a member firm that made net payments to us in excess of $120,000. Mr. Hertshten’s brother-in-law is also a member of our exchange and made payments to us indirectly through a clearing firm in excess of $120,000.

•	Mr. Hobert owns a majority interest in one of our member firms that made payments to us indirectly through its clearing firm in excess of $120,000.

•	Mr. Mulchrone is the founder of a clearing firm that made net payments to us of approximately $49 million.

74	Notice of Annual Meeting of Shareholders and 2021 Proxy Statement

Other Business (Continued)

•	Mr. Newhouse is a partner of one of our member firms that made payments to us indirectly through its clearing firm in excess of $120,000.

•

Mr. Shepard owns a minority interest in one of our clearing firms that made net payments to us of approximately $165 million. He also owns a trading firm and is a minority investor in another firm and each firm made payments to us indirectly through their clearing firm in excess of $120,000.

•	Mr. Tierney is the owner of one of our member firms that made payments to us indirectly through its clearing firm in excess of $120,000.

The fees we charge our customers, including any of our board members, are based on published fee schedules and no benefits or discounts are provided to our board members that are not otherwise made available to similarly situated customers. We, therefore, do not believe that such transactions impair the independence of such individuals and any potential conflicts are handled appropriately under our director conflict of interest policy, a copy of which is available on our website. As previously disclosed, given that the payments from Mr. Dennis’ firm exceeded 5% of our consolidated gross revenues, he has been classified as non-independent. Our other board members and director nominees who participate in our markets also incur trading fees, but such fees were below $120,000 during 2020. The foregoing transactions relating to trading activity are considered pre-approved under the audit committee’s related party transaction approval policy.

Other Relationships

Ms. Lockett is the Chief Executive Officer of LEAP Innovations. In 2019, the board of the CME Group Foundation approved the renewal of the three-year grant to LEAP Innovations: $250,000 in 2019; $250,000 in 2020 and $250,000 in 2021. As these charitable contributions were entered into prior to Ms. Lockett’s service on the board, the terms were not submitted to the audit committee for its approval in accordance with its policy on related party transactions.

An in-law of Mr. Pankau, who served on our board until May 2020, was employed by us in a non-officer position during 2020. The employment relationship occurred prior to Mr. Pankau’s service on our board. The employee received aggregate compensation in 2020 of approximately $300,000 (part of which included an annual equity award) and other benefits provided to employees at the same level. The compensation is in accordance with our standard compensation practices applicable to similarly-situated employees. The audit committee previously ratified this related party transaction and receives annual reports on the compensation arrangements as part of its review of ongoing related party transactions.

Lord Spencer, who was on the board from November 2018 until May 2020, has the following investments:

•

Tellimer Group f/k/a Exotix Holdings Ltd. Lord Spencer (through IPGL (Holdings) Limited (IPGL), a private investment company controlled by Lord Spencer) owns approximately 95% of Tellimer Group (Tellimer) and NEX Group Limited, a subsidiary in the CME Group organization, owns approximately 4% of Tellimer. Tellimer is a London-based provider of trade and investment services in emerging markets around the world. As of December 31, 2020, there was an outstanding balance of £0.5 million due from Tellimer to NEX Group Limited. As the loan was entered into prior to Lord Spencer’s appointment, the terms were not submitted to the audit committee for its approval in accordance with its policy on related party transactions.

•

Gain Capital Holdings, Inc. At the time Lord Spencer joined our board, he was a minority investor in GAIN Capital Holdings, Inc. (GAIN). GAIN is a US-based, Nasdaq-listed provider of online trading services and provides market access and trade execution services in foreign exchange, contracts for difference and exchange-based products to retail investors. During 2020, the company collected revenue of approximately $2 million from GAIN. As the company’s relationship with GAIN was entered into prior to Lord Spencer’s appointment, the terms were not submitted to the audit committee for its approval in accordance with its policy on related party transactions.

CHARITABLE AND CIVIC CONTRIBUTIONS

We believe that it is both a responsibility and a privilege to give back to the community. Through our charitable programs, we are focused on building brighter futures. We support important philanthropic causes around the globe. We empower our employees to make a positive difference in our communities by sponsoring volunteer opportunities with our adopted schools and other

Notice of Annual Meeting of Shareholders and 2021 Proxy Statement	75

Other Business (Continued)

non-profit partners and allocated volunteer hours. Our board members and executive officers may have affiliations with organizations that have received donations from the CME Group Foundation or CME Group Inc. None of the donations made by this foundation were deemed to impact the independence of any of our board members or director nominees, other than as previously discussed in the section titled Certain Business Relationships with related Persons under the subsection Other Relationships.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires our officers and directors and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Based solely on our review of such reports filed electronically with the SEC and written representations from reporting persons, all of our executive officers and directors complied with their Section 16(a) filing requirements during 2020, except for one inadvertent late filing by each of Mr. Bitsberger and Ms. Holzrichter, in each case relating to one transaction.

76	Notice of Annual Meeting of Shareholders and 2021 Proxy Statement

Appendix A

CATEGORICAL INDEPENDENCE STANDARDS

A director who satisfies the independence requirements of the applicable listing standards and meets all of the following categorical standards shall be presumed to be “independent”:

•

The director does not (directly or indirectly as a partner, shareholder or officer of another company) provide consulting, legal or financial advisory services to the company or the company’s present or former auditors.

•

Neither the director nor any member of his or her immediate family is a significant shareholder in the company’s Class A Common Stock or Class B Common Stock. For purposes of this categorical standard, a shareholder shall be considered significant if the ownership of shares of Class A Common Stock is greater than five percent (5%) of the outstanding Class A Common Stock or if the ownership of shares of any series of Class B Common Stock is greater than five percent (5%) of the outstanding Class B Common Stock in such series.

•

Neither the director nor any member of his or her immediate family serves as an executive officer of a civic or charitable organization that receives financial contributions from CME, CBOT, NYMEX or the CME Group Community Foundation (excluding payments pursuant to a matching gift program) or the CME Group Foundation in excess of $200,000 or five percent (5%) of that entity’s total annual charitable receipts and other revenues, whichever is greater, per year. The Board shall also consider whether any charitable donations made to a civic or charitable organization in which a director or member of his or her immediate family serves as a director, trustee or employed fundraiser impact the particular director’s independence; provided, however, donations less than $200,000 per year shall be presumed to be insignificant and, therefore, not impact such director’s independence.

In addition, the Board of Directors has determined that a director who acts as a floor broker, floor trader, employee or officer of a futures commission merchant, clearing member firm, market participant or other similarly situated person that intermediates transactions in or otherwise uses CME Group products and services shall be presumed to be “independent,” if he or she otherwise satisfies all of the above categorical standards and the independence requirements of the applicable listing standards and such transactions are made in the ordinary course of business of the company on terms consistent with those prevailing at the time for corresponding transactions by similarly situated, unrelated third parties.

Notice of Annual Meeting of Shareholders and 2021 Proxy Statement	77

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the internet to transmit your voting instructions and for electronic delivery of information up until 10:59 P.M., Central Time, on May 4, 2021. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/CME2021

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any telephone to transmit your voting instructions up until 10:59 P.M., Central Time, on May 4, 2021. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to CME Group Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

SHAREHOLDER MEETING REGISTRATION:

To vote and/or attend the meeting, go to the “Register for Meeting” link at www.proxyvote.com.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	D34077-P48932	KEEP THIS PORTION FOR YOUR RECORDS
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
DETACH AND RETURN THIS PORTION ONLY

CME GROUP INC.

The Board of Directors recommends votes “FOR” Proposals 1, 2 and 3.

1.	Election of Equity Directors

Seventeen will be elected to the Board of Directors		For	Against	Abstain

1a.	Terrence A. Duffy	☐	☐	☐

1b.	Timothy S. Bitsberger	☐	☐	☐

1c.	Charles P. Carey	☐	☐	☐

1d.	Dennis H. Chookaszian	☐	☐	☐

1e.	Bryan T. Durkin	☐	☐	☐

1f.	Ana Dutra	☐	☐	☐

1g.	Martin J. Gepsman	☐	☐	☐

1h.	Larry G. Gerdes	☐	☐	☐

1i.	Daniel R. Glickman	☐	☐	☐

1j.	Daniel G. Kaye	☐	☐	☐

1k.	Phyllis M. Lockett	☐	☐	☐

		For	Against	Abstain

1l.	Deborah J. Lucas	☐	☐	☐

1m.	Terry L. Savage	☐	☐	☐

1n.	Rahael Seifu	☐	☐	☐

1o.	William R. Shepard	☐	☐	☐

1p.	Howard J. Siegel	☐	☐	☐

1q.	Dennis A. Suskind	☐	☐	☐

2.	Ratification of the appointment of Ernst & Young as our independent registered public accounting firm for 2021.	☐	☐	☐

3.	Advisory vote on the compensation of our named executive officers.	☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date

Signature (Joint Owners)	Date

This is notice of the Annual Meeting of Shareholders of CME Group Inc. to be held on Wednesday, May 5, 2021 at 10:00 a.m. Central Time at www.virtualshareholdermeeting.com/CME2021.

How to Attend the Virtual Annual Meeting:

To support the health and well-being of our employees and shareholders, this year’s Annual Meeting of Shareholders will be a virtual meeting, held exclusively via live audio webcast at www.virtualshareholdermeeting.com/CME2021. You will not be able to attend in person.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice, Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

— — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — — — — — —

D34078-P48932

This Proxy is being solicited by the Board of Directors of CME Group Inc. (“CME Group”) for the Annual Meeting of Shareholders on Wednesday, May 5, 2021.

The undersigned hereby appoint(s) Terrence A. Duffy and Kathleen M. Cronin with full power to act alone and with full power of substitution, as proxies to attend the Annual Meeting of Shareholders of CME Group Inc. to be held virtually at www.virtualshareholdermeeting.com/CME2021 on Wednesday, May 5, 2021 at 10:00 a.m. Central Time, and any adjournment or postponement thereof, and to vote all shares of Class A common stock of CME Group, held of record by such shareholder(s) as of the close of business on March 8, 2021, upon the proposals as designated on the reverse side.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED BY THE SHAREHOLDER(S).

IF NO SUCH DIRECTION IS GIVEN, YOUR PROXIES WILL HAVE THE AUTHORITY TO VOTE “FOR” PROPOSALS 1, 2 AND 3 AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. The proposals are fully set forth in the Proxy Statement related to the Annual Meeting, receipt of which is hereby acknowledged.

If you wish to vote in accordance with the recommendations of the company, please sign the reverse side; no boxes need to be checked.

   20 S. WACKER DRIVE

   CHICAGO, IL 60606

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the internet to transmit your voting instructions and for electronic delivery of information up until 10:59 P.M., Central Time, on May 4, 2021. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/CME2021

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to CME Group Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

SHAREHOLDER MEETING REGISTRATION:

To vote and/or attend the meeting, go to the “Register for Meeting” link at www.proxyvote.com.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	D34079-P48932	KEEP THIS PORTION FOR YOUR RECORDS
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
DETACH AND RETURN THIS PORTION ONLY

CME GROUP INC.

The Board of Directors recommends votes “FOR” Proposals 1, 2 and 3.

1.	Election of Equity Directors

Seventeen will be elected to the Board of Directors		For	Against	Abstain

1a.	Terrence A. Duffy	☐	☐	☐

1b.	Timothy S. Bitsberger	☐	☐	☐

1c.	Charles P. Carey	☐	☐	☐

1d.	Dennis H. Chookaszian	☐	☐	☐

1e.	Bryan T. Durkin	☐	☐	☐

1f.	Ana Dutra	☐	☐	☐

1g.	Martin J. Gepsman	☐	☐	☐

1h.	Larry G. Gerdes	☐	☐	☐

1i.	Daniel R. Glickman	☐	☐	☐

1j.	Daniel G. Kaye	☐	☐	☐

1k.	Phyllis M. Lockett	☐	☐	☐

1l.	Deborah J. Lucas	☐	☐	☐

1m.	Terry L. Savage	☐	☐	☐

1n.	Rahael Seifu	☐	☐	☐

1o.	William R. Shepard	☐	☐	☐

1p.	Howard J. Siegel	☐	☐	☐

1q.	Dennis A. Suskind	☐	☐	☐

2.	Ratification of the appointment of Ernst & Young as our independent registered public accounting firm for 2021.	☐	☐	☐

3.	Advisory vote on the compensation of our named executive officers.	☐	☐	☐

The Nominating and Governance Committee recommends a vote “FOR” all of the Class B-1 nominees.

4.	Election of Three Class B-1 Directors		For	Against	Abstain

	4a.	William W. Hobert (WH)	☐	☐	☐

	4b.	Patrick J. Mulchrone (PJM)	☐	☐	☐

	4c.	Robert J. Tierney Jr. (RJT)	☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date

Signature (Joint Owners)	Date

This is notice of the Annual Meeting of Shareholders of CME Group Inc. to be held on Wednesday, May 5, 2021 at 10:00 a.m. Central Time at www.virtualshareholdermeeting.com/CME2021.

How to Attend the Virtual Annual Meeting:

To support the health and well-being of our employees and shareholders, this year’s Annual Meeting of Shareholders will be a virtual meeting, held exclusively via live audio webcast at www.virtualshareholdermeeting.com/CME2021. You will not be able to attend in person.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice, Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

— — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — — — — — —

D34080-P48932

This Proxy is being solicited by the Board of Directors of CME Group Inc. (“CME Group”) for the Annual Meeting of Shareholders on Wednesday, May 5, 2021.

The undersigned hereby appoint(s) Terrence A. Duffy and Kathleen M. Cronin with full power to act alone and with full power of substitution, as proxies to attend the Annual Meeting of Shareholders of CME Group Inc. to be held virtually at www.virtualshareholdermeeting.com/CME2021 on Wednesday, May 5, 2021 at 10:00 a.m. Central Time, and any adjournment or postponement thereof, and to vote all shares of Class B-1 common stock of CME Group, held of record by such shareholder(s) as of the close of business on March 8, 2021, upon the proposals as designated on the reverse side.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED BY THE SHAREHOLDER(S).

IF NO SUCH DIRECTION IS GIVEN, YOUR PROXIES WILL HAVE THE AUTHORITY TO VOTE “FOR” PROPOSALS 1, 2, 3 AND 4 LISTED ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. The proposals are fully set forth in the Proxy Statement related to the Annual Meeting, receipt of which is hereby acknowledged.

If you wish to vote in accordance with the recommendations of the company, please sign the reverse side; no boxes need to be checked.

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the internet to transmit your voting instructions and for electronic delivery of information up until 10:59 P.M., Central Time, on May 4, 2021. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/CME2021

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to CME Group Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

SHAREHOLDER MEETING REGISTRATION:

To vote and/or attend the meeting, go to the “Register for Meeting” link at www.proxyvote.com.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	D34081-P48932	KEEP THIS PORTION FOR YOUR RECORDS
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
DETACH AND RETURN THIS PORTION ONLY

CME GROUP INC.

The Board of Directors recommends votes “FOR” Proposals 1, 2 and 3.

1.	Election of Equity Directors

Seventeen will be elected to the Board of Directors		For	Against	Abstain

1a.	Terrence A. Duffy	☐	☐	☐

1b.	Timothy S. Bitsberger	☐	☐	☐

1c.	Charles P. Carey	☐	☐	☐

1d.	Dennis H. Chookaszian	☐	☐	☐

1e.	Bryan T. Durkin	☐	☐	☐

1f.	Ana Dutra	☐	☐	☐

1g.	Martin J. Gepsman	☐	☐	☐

1h.	Larry G. Gerdes	☐	☐	☐

1i.	Daniel R. Glickman	☐	☐	☐

1j.	Daniel G. Kaye	☐	☐	☐

1k.	Phyllis M. Lockett	☐	☐	☐

1l.	Deborah J. Lucas	☐	☐	☐

1m.	Terry L. Savage	☐	☐	☐

1n.	Rahael Seifu	☐	☐	☐

1o.	William R. Shepard	☐	☐	☐

1p.	Howard J. Siegel	☐	☐	☐

1q.	Dennis A. Suskind	☐	☐	☐

2.	Ratification of the appointment of Ernst & Young as our independent registered public accounting firm for 2021.	☐	☐	☐

3.	Advisory vote on the compensation of our named executive officers.	☐	☐	☐

The Nominating and Governance Committee recommends a vote “FOR” up to two of any of the following Class B-2 nominees.

4.	Election of Two Class B-2 Directors		For	Against	Abstain

	4a.	Michael G. Dennis (MKI)	☐	☐	☐

	4b.	Yra G. Harris (YRA)	☐	☐	☐

	4c.	Patrick W. Maloney (PAT)	☐	☐	☐

	4d.	John (Jack) D. Newhouse Jr. (JDN)	☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date

Signature (Joint Owners)	Date

This is notice of the Annual Meeting of Shareholders of CME Group Inc. to be held on Wednesday, May 5, 2021 at 10:00 a.m. Central Time at www.virtualshareholdermeeting.com/CME2021.

How to Attend the Virtual Annual Meeting:

To support the health and well-being of our employees and shareholders, this year’s Annual Meeting of Shareholders will be a virtual meeting, held exclusively via live audio webcast at www.virtualshareholdermeeting.com/CME2021. You will not be able to attend in person.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice, Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

— — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — — — — — —

D34082-P48932

This Proxy is being solicited by the Board of Directors of CME Group Inc. (“CME Group”) for the Annual Meeting of Shareholders on Wednesday, May 5, 2021.

The undersigned hereby appoint(s) Terrence A. Duffy and Kathleen M. Cronin with full power to act alone and with full power of substitution, as proxies to attend the Annual Meeting of Shareholders of CME Group Inc. to be held virtually at www.virtualshareholdermeeting.com/CME2021 on Wednesday, May 5, 2021 at 10:00 a.m. Central Time, and any adjournment or postponement thereof, and to vote all shares of Class B-2 common stock of CME Group, held of record by such shareholder(s) as of the close of business on March 8, 2021, upon the proposals as designated on the reverse side.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED BY THE SHAREHOLDER(S).

IF NO SUCH DIRECTION IS GIVEN, YOUR PROXIES WILL HAVE THE AUTHORITY TO VOTE “FOR” PROPOSALS 1, 2 AND 3 AND TO “ABSTAIN” FROM PROPOSAL 4 LISTED ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. The proposals are fully set forth in the Proxy Statement related to the Annual Meeting, receipt of which is hereby acknowledged.

If you wish to vote in accordance with the recommendations of the company, please sign the reverse side; no boxes need to be checked.

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the internet to transmit your voting instructions and for electronic delivery of information up until 10:59 P.M., Central Time, on May 4, 2021. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/CME2021

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to CME Group Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

SHAREHOLDER MEETING REGISTRATION:

To vote and/or attend the meeting, go to the “Register for Meeting” link at www.proxyvote.com.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	D34083-P48932	KEEP THIS PORTION FOR YOUR RECORDS
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
DETACH AND RETURN THIS PORTION ONLY

CME GROUP INC.

The Board of Directors recommends votes “FOR” Proposals 1, 2 and 3.

1.	Election of Equity Directors

Seventeen will be elected to the Board of Directors		For	Against	Abstain

1a.	Terrence A. Duffy	☐	☐	☐

1b.	Timothy S. Bitsberger	☐	☐	☐

1c.	Charles P. Carey	☐	☐	☐

1d.	Dennis H. Chookaszian	☐	☐	☐

1e.	Bryan T. Durkin	☐	☐	☐

1f.	Ana Dutra	☐	☐	☐

1g.	Martin J. Gepsman	☐	☐	☐

1h.	Larry G. Gerdes	☐	☐	☐

1i.	Daniel R. Glickman	☐	☐	☐

1j.	Daniel G. Kaye	☐	☐	☐

1k.	Phyllis M. Lockett	☐	☐	☐

1l.	Deborah J. Lucas	☐	☐	☐

1m.	Terry L. Savage	☐	☐	☐

1n.	Rahael Seifu	☐	☐	☐

1o.	William R. Shepard	☐	☐	☐

1p.	Howard J. Siegel	☐	☐	☐

1q.	Dennis A. Suskind	☐	☐	☐

2.	Ratification of the appointment of Ernst & Young as our independent registered public accounting firm for 2021.	☐	☐	☐

3.	Advisory vote on the compensation of our named executive officers.	☐	☐	☐

The Nominating and Governance Committee recommends a vote “FOR” the one Class B-3 nominee.

4.	Election of One Class B-3 Director		For	Against	Abstain

	4a.	Elizabeth A. Cook (LZY)	☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date

Signature (Joint Owners)	Date

This is notice of the Annual Meeting of Shareholders of CME Group Inc. to be held on Wednesday, May 5, 2021 at 10:00 a.m. Central Time at www.virtualshareholdermeeting.com/CME2021.

How to Attend the Virtual Annual Meeting:

To support the health and well-being of our employees and shareholders, this year’s Annual Meeting of Shareholders will be a virtual meeting, held exclusively via live audio webcast at www.virtualshareholdermeeting.com/CME2021. You will not be able to attend in person.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice, Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

— — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — — — — — —

D34084-P48932

This Proxy is being solicited by the Board of Directors of CME Group Inc. (“CME Group”) for the Annual Meeting of Shareholders on Wednesday, May 5, 2021.

The undersigned hereby appoint(s) Terrence A. Duffy and Kathleen M. Cronin with full power to act alone and with full power of substitution, as proxies to attend the Annual Meeting of Shareholders of CME Group Inc. to be held virtually at www.virtualshareholdermeeting.com/CME2021 on Wednesday, May 5, 2021 at 10:00 a.m. Central Time, and any adjournment or postponement thereof, and to vote all shares of Class B-3 common stock of CME Group, held of record by such shareholder(s) as of the close of business on March 8, 2021, upon the proposals as designated on the reverse side.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED BY THE SHAREHOLDER(S).

IF NO SUCH DIRECTION IS GIVEN, YOUR PROXIES WILL HAVE THE AUTHORITY TO VOTE “FOR” PROPOSALS 1, 2, 3 AND 4 LISTED ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. The proposals are fully set forth in the Proxy Statement related to the Annual Meeting, receipt of which is hereby acknowledged.

If you wish to vote in accordance with the recommendations of the company, please sign the reverse side; no boxes need to be checked.

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the internet to transmit your voting instructions and for electronic delivery of information up until 10:59 P.M., Central Time, on May 4, 2021. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/CME2021

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any telephone to transmit your voting instructions up until 10:59 P.M., Central Time, on May 4, 2021. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to CME Group Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

SHAREHOLDER MEETING REGISTRATION:

To vote and/or attend the meeting, go to the “Register for Meeting” link at www.proxyvote.com.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	D34085-P48932	KEEP THIS PORTION FOR YOUR RECORDS
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
DETACH AND RETURN THIS PORTION ONLY

CME GROUP INC.

The Board of Directors recommends votes “FOR” Proposals 1, 2 and 3.

1.	Election of Equity Directors

Seventeen will be elected to the Board of Directors		For	Against	Abstain

1a.	Terrence A. Duffy	☐	☐	☐

1b.	Timothy S. Bitsberger	☐	☐	☐

1c.	Charles P. Carey	☐	☐	☐

1d.	Dennis H. Chookaszian	☐	☐	☐

1e.	Bryan T. Durkin	☐	☐	☐

1f.	Ana Dutra	☐	☐	☐

1g.	Martin J. Gepsman	☐	☐	☐

1h.	Larry G. Gerdes	☐	☐	☐

1i.	Daniel R. Glickman	☐	☐	☐

1j.	Daniel G. Kaye	☐	☐	☐

1k.	Phyllis M. Lockett	☐	☐	☐

		For	Against	Abstain

1l.	Deborah J. Lucas	☐	☐	☐

1m.	Terry L. Savage	☐	☐	☐

1n.	Rahael Seifu	☐	☐	☐

1o.	William R. Shepard	☐	☐	☐

1p.	Howard J. Siegel	☐	☐	☐

1q.	Dennis A. Suskind	☐	☐	☐

2.	Ratification of the appointment of Ernst & Young as our independent registered public accounting firm for 2021.	☐	☐	☐

3.	Advisory vote on the compensation of our named executive officers.	☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date

Signature (Joint Owners)	Date

This is notice of the Annual Meeting of Shareholders of CME Group Inc. to be held on Wednesday, May 5, 2021 at 10:00 a.m. Central Time at www.virtualshareholdermeeting.com/CME2021.

How to Attend the Virtual Annual Meeting:

To support the health and well-being of our employees and shareholders, this year’s Annual Meeting of Shareholders will be a virtual meeting, held exclusively via live audio webcast at www.virtualshareholdermeeting.com/CME2021. You will not be able to attend in person.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice, Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

— — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — — — — — —

D34086-P48932

This Proxy is being solicited by the Board of Directors of CME Group Inc. (“CME Group”) for the Annual Meeting of Shareholders on Wednesday, May 5, 2021.

The undersigned hereby appoint(s) Terrence A. Duffy and Kathleen M. Cronin with full power to act alone and with full power of substitution, as proxies to attend the Annual Meeting of Shareholders of CME Group Inc. to be held virtually at www.virtualshareholdermeeting.com/CME2021 on Wednesday, May 5, 2021 at 10:00 a.m. Central Time, and any adjournment or postponement thereof, and to vote all shares of Class B-4 common stock of CME Group, held of record by such shareholder(s) as of the close of business on March 8, 2021, upon the proposals as designated on the reverse side.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED BY THE SHAREHOLDER(S).

IF NO SUCH DIRECTION IS GIVEN, YOUR PROXIES WILL HAVE THE AUTHORITY TO VOTE “FOR” PROPOSALS 1, 2 AND 3 AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. The proposals are fully set forth in the Proxy Statement related to the Annual Meeting, receipt of which is hereby acknowledged.

If you wish to vote in accordance with the recommendations of the company, please sign the reverse side; no boxes need to be checked.